1933 Act Registration No. 333-103454

1940 Act Registration No. 811-08289

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 8	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 21	☒

THRIVENT VARIABLE LIFE ACCOUNT I

(Exact name of trust)

THRIVENT FINANCIAL FOR LUTHERANS

(Name of Depositor)

625 FOURTH AVENUE SOUTH

MINNEAPOLIS, MN 55415

(Address of Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: 920-628-4045

Heather J. Thenell, JD

Senior Counsel

THRIVENT FINANCIAL FOR LUTHERANS

4321 NORTH BALLARD ROAD

APPLETON, WI 54919

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 30, 2011 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Thrivent Financial

Variable Universal Life Insurance

(issued by Thrivent Financial for Lutherans between 2004 and 2008)

Prospectuses

April 30, 2011

Thrivent Variable Life Account I

Thrivent Series Fund, Inc.

Thrivent.com

THRIVENT VARIABLE LIFE ACCOUNT I

PROSPECTUS

FOR

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415
Telephone: (800) 847-4836	Telephone: (800) 847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This prospectus describes a flexible premium individual variable life insurance contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”, “we”, “us” or “our”). Even though we no longer issue new Contracts, the Contract Owner (“you”) may continue to allocate Net Premiums among investment alternatives with different investment objectives and make changes including increases in coverage pursuant to the terms of the Contract.

We allocate premiums based on your designation to one or more Subaccounts of Thrivent Variable Life Account I (the “Variable Account”) or the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (“Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each Portfolio of the Fund, although some of the Portfolios are managed by an investment subadviser. The accompanying prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios of the Fund:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Partner Technology Portfolio

(subadvised by Goldman Sachs Asset Managment, L.P.)

Thrivent Partner Healthcare Portfolio

(subadvised by Sectoral Asset Management Inc.)

Thrivent Partner Natural Resources Portfolio

Thrivent Partner Emerging Markets Portfolio

(subadvised by Aberdeen Asset Management Investment Services Limited)

Thrivent Real Estate Securities Portfolio

Thrivent Partner Utilities Portfolio

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investment Partners, Inc.)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner Worldwide Allocation Portfolio

(subadvised by Aberdeen Asset Management Investment Services Limited, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, Principal Global Investors, LLC, and Victory Capital Management Inc.)

Thrivent Partner International Stock Portfolio

(subadvised by Mercator Asset Management, LP and Principal Global Investors, LLC)

Thrivent Partner Socially Responsible Stock Portfolio

(subadvised by Calvert Investment Management, Inc. and Atlanta Capital Management Company, LLC)

Thrivent Partner All Cap Growth Portfolio

(subadvised by Calamos Advisors LLC)

Thrivent Partner All Cap Value Portfolio

(subadvised by OppenheimerFunds, Inc.)

Thrivent Partner All Cap Portfolio

(subadvised by Pyramis Global Advisors, LLC)

Thrivent Large Cap Growth Portfolio II

Thrivent Large Cap Growth Portfolio

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Equity Income Plus Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Partner Socially Responsible Bond Portfolio

(subadvised by Calvert Investment Management, Inc.)

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal, tax risks, and Contract lapse.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. We have not authorized anyone to provide you with information that is different. The prospectus is valid only when accompanied or preceded by the current prospectus of the Thrivent Series Fund, Inc.

The date of this prospectus is April 30, 2011.

CONTRACT BENEFITS/RISKS SUMMARY

This summary describes the Contract’s important benefits and risks. The sections in the prospectus following this summary discuss the Contract’s benefits and other provisions in more detail. For your convenience, we have provided Definitions at the end of this prospectus that define certain words and phrases used in this prospectus.

Contract Benefits

The Contract is a flexible premium individual variable life insurance contract. The Contract is built around its Accumulated Value. Accumulated Value changes every business day based upon the investment experience of the Portfolios underlying the Subaccounts or the amount of interest credited to the Fixed Account. Premiums increase Accumulated Value. Charges and cash you withdraw from the Contract decrease Accumulated Value. Your choice of the timing and amount of premiums you pay, investment options, and your use of partial surrender and loan privileges will influence the Contract’s performance. The choices you make will directly impact how long the Contract remains in effect, its tax status and the amount of cash available for use.

Death Benefit

At the time of purchase, you must choose between two Death Benefit Options: the Level Death Benefit and the Variable Death Benefit.

Option 1 (Level Death Benefit Option). Under this option and before age 100, the death benefit is the greater of the Face Amount or the death benefit factor multiplied by Accumulated Value. The death benefit factor depends on the Insured’s Attained Age. The death benefit for this option generally remains level. On or after age 100, the death benefit equals the Accumulated Value.

Option 2 (Variable Death Benefit Option). Under this option and before age 100, the death benefit is the greater of the Face Amount plus Accumulated Value, or the death benefit factor multiplied by Accumulated Value. The death benefit factor depends on the Insured’s Attained Age. The death benefit for this option will vary over time. On or after age 100, the death benefit equals the Accumulated Value.

Death Proceeds

We pay Death Proceeds to the Beneficiary upon receipt at our Service Center of due proof of death of the Insured. The Death Proceeds will equal the Death Benefit and any insurance on the life of the Insured provided by Additional Benefits less any Debt and the amount, if any, needed to cover monthly deductions through the month of death.

Death Benefit Guarantee

Two Death Benefit Guarantees are generally available at issue: a basic and an enhanced Death Benefit Guarantee. The Death Benefit Guarantee ensures that your Contract will remain in effect, even if the Cash Surrender Value is insufficient to pay the current monthly deductions, if the Death Benefit Guarantee requirements are met. (In some states, this feature is referred to as a “no-lapse guarantee.”) The basic Death Benefit Guarantee is in effect for at least five Contract Years and until the Insured reaches age 70 or 15 years from the Date of Issue, whichever is earlier, provided that you make timely payment of the required minimum premium amounts. The enhanced Death Benefit Guarantee is available for Contracts issued before age 70 and is in effect until the Insured reaches age 75. The enhanced Death Benefit Guarantee provides longer protection than the basic guarantee provided you make timely payment of the required minimum premium amount.

Access to Accumulated Value

Transfers. You may transfer Accumulated Value among the Subaccounts and the Fixed Account. You will not be charged for the first 12 transfers in a Contract Year. We will charge $25 for each additional transfer during a Contract Year. The minimum amount that may be transferred from a Subaccount, DCA Fixed Account or Fixed Account is $50, or if less, the total value in the Subaccount or the Fixed Account. There is no minimum amount that can be received by a Subaccount or Fixed Account. Transfers into the DCA Fixed Account are not permitted.

CONTRACT BENEFITS/RISKS SUMMARY

Automatic Asset Rebalancing Program. The Automatic Asset Rebalancing program transfers your Contract’s Accumulated Value among Subaccounts (this excludes the Fixed Account) on a regular basis according to your instructions.

Dollar Cost Averaging Program. Dollar Cost Averaging allows you to make regular transfers of predetermined amounts from either your Money Market Subaccount or the DCA Fixed Account to any or all of the other Subaccounts. The Dollar Cost Averaging amount from the Money Market Subaccount must be at least $50. The DCA Fixed Account is available as the source account for Dollar Cost Averaging for the initial 12 month period of your Contract if you elected it at the time you applied for the Contract. You may choose to use the Money Market Subaccount as the source account at any time and for any length of time.

Loans. You may borrow up to 90% (in most states) of the Accumulated Value of your Contract less any applicable decrease charge. Currently, we charge you an annual interest rate of 5% on the loan balance. The maximum annual interest rate is 5%. After the 10th Contract Year, you may borrow a portion of your Accumulated Value at an annual rate of 3% (preferred loan). For amounts that are left as collateral in the Loan Account, we pay an annual rate of 3%. Loans may have tax consequences. See Federal Tax Matters. In your Contract, the discussion of the operation of the loan feature is described as a Loan Account. Loans are not available until the Contract has been in force for 60 days from the Date of Issue.

Partial Surrenders. You may make a request to withdraw part of your Accumulated Value by giving us Notice. During the first ten Contract Years, a partial surrender charge of not more than $25 will apply to each surrender in excess of one in a Contract Year. After the tenth Contract Year, no partial surrender charge will apply. Decrease charges may apply if the partial surrender results in a decrease in Face Amount. Partial surrenders may have tax consequences.

Surrenders. At any time while the Contract is in force and the Insured is living, you may make a request to surrender this Contract by giving us Notice. A surrender may result in a decrease charge depending how long your Contract has been in force. A surrender may have tax consequences.

Premiums

Flexibility of Premiums. After you pay the initial premium, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, you may schedule planned periodic premiums and then you will receive billing statements for the amount you select. You can choose to receive billing statements quarterly, semi-annually or annually. In most cases, you may make changes in the frequency and payment amounts at any time with adequate Notice to our Service Center.

Electronic Payment Program. Under this program, you may make premium payments (or loan repayments) to your Contract on a regularly scheduled basis by having money automatically withdrawn from your checking or savings account, or other acceptable payment source, rather than being billed. To set up the electronic payment program, you may complete the applicable section on the application or, after the time of application, by giving us Notice.

The Contract

Ownership Rights. While the Insured is living and the Contract is in force, you, as the Owner of the Contract, may exercise all of the rights and options described in the Contract, subject to the terms of any assignment of the Contract. These rights include selecting and changing the Beneficiary, naming a successor Owner, changing the Face Amount of the Contract, and assigning the Contract.

Variable Account. The Variable Account is an investment account separate from the Fixed Account sometimes known as a separate account. You may direct the money in your Contract to any of the Subaccounts of the Variable Account.

CONTRACT BENEFITS/RISKS SUMMARY

Each Subaccount invests in one of the corresponding Portfolios listed on the first page of this prospectus. Amounts in the Variable Account will vary according to the investment performance of the Portfolios in which the Subaccounts invest. There is no guaranteed minimum Subaccount Accumulated Value.

Fixed Account. You may place money in the Fixed Account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so. The Fixed Account is part of our General Account.

DCA Fixed Account. If you elect this option in the application, we transfer amounts from the DCA Fixed Account to Subaccounts according to your allocation instructions for a period of 12 months from the time the DCA Fixed Account is established. Dollars in the DCA Fixed Account earn at least 3% annual rate of return for the 12 months the Dollar Cost Averaging program is in place. The interest rate we pay is determined at the time you set up the DCA Fixed Account.

Loan Account. The Loan Account is the amount securing any loan you make. Amounts transferred to the Loan Account are invested with our General Account assets and kept separate from the other amounts in your Contract. The excess of amounts charged to the loan over amounts credited to the amount held as collateral for the loan is transferred to the Loan Account.

Accumulated Value. Accumulated Value is the sum of your amounts in the Subaccounts, the DCA Fixed Account, the Fixed Account and the Loan Account. Accumulated Value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders, and loans).

Settlement Options. There are several ways of receiving proceeds under the Contract other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Variable Account. The minimum amount we will apply to a settlement option is $2,000.

Additional Benefits and Riders

We offer several optional insurance benefits and riders that provide additional benefits under the Contract. There is a charge associated with most of these insurance benefits and riders. Your Thrivent Financial representative can help you determine whether any of these benefits and riders are suitable for you.

Contract Risks

Investment Risk

The Contract is not suitable as a short-term investment vehicle. If you invest your Accumulated Value in one or more Subaccounts, then you will be subject to the risk that investment performance of the Subaccounts will be unfavorable and that the Accumulated Value will decrease. The assets in each Subaccount are invested in a corresponding Portfolio of the Fund. A comprehensive discussion of the risks of each Portfolio may be found in the Fund’s prospectus. You could lose everything you invest and your Contract could lapse without value, unless you pay additional premium. If you allocate premiums to the Fixed Account, then we credit your Accumulated Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse

If your monthly deductions exceed your Cash Surrender Value and a Death Benefit Guarantee is not in effect, your Contract may enter a 61-day (in most states) grace period. We will notify you that your Contract will lapse (that is, terminate without value) if you do not send us a sufficient payment by a specified date. Your Contract generally will not lapse:

♦	if you make timely payment of the minimum premium amount required to keep your Death Benefit Guarantee in effect; or

CONTRACT BENEFITS/RISKS SUMMARY

♦

if during the grace period you make a payment sufficient to cover the next two monthly deductions plus any additional amount necessary to bring your Cash Surrender Value to a positive balance before the end of the grace period.

Subject to certain conditions, you may reinstate a lapsed Contract.

Tax Risks

We anticipate that the Contract should be deemed a life insurance contract under federal tax law. However, there is limited guidance under the federal tax law and some uncertainty about the application of the federal tax law to the Contract, particularly as it relates to Contracts on Insureds in the substandard risk class. Assuming that the Contract qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value until there is a distribution from the Contract. In addition, assuming the Contract continues to qualify as a life insurance contract beyond age 100, you should not be deemed to be in constructive receipt upon attainment of age 100. Under current tax law, Death Proceeds payable under the Contract generally would be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the Death Proceeds. However, Death Proceeds may be subject to state and/or federal estate and/or inheritance tax.

Depending on the total amount of premiums you pay, the Contract may be treated as a modified endowment Contract (MEC) under federal tax laws. If a contract is treated as a MEC, then surrenders, partial surrenders, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2. If the Contract is not a MEC, distributions generally will be treated first as a return of your investment in the Contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Contract that is not a MEC are subject to the 10% penalty tax.

We make no guarantees regarding any tax treatment—federal, state or local—of any contract or of any transaction involving a contract.

You should consult a qualified tax advisor for assistance in all Contract-related tax matters.

Surrender and Partial Surrender Risks

A decrease charge applies during the first 10 Contract Years after the Date of Issue and for 10 years after each increase in Face Amount. It is possible that you will receive no Cash Surrender Value if you surrender your Contract in the first few Contract Years. You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Contract if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Contract to meet long-term financial goals. The Contract is not suitable as a short-term investment.

Even if you do not ask to surrender your Contract, decrease charges may play a role in determining whether your Contract will lapse (terminate without value). This is because decrease charges affect the Cash Surrender Value, a measure we use to determine whether your Contract will enter a grace period (and possibly lapse). See Risk of Lapse in this section.

A partial surrender will reduce Accumulated Value, death benefit and the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. If you select a Level Death Benefit Option, a partial surrender also will generally reduce the Face Amount of the Contract.

A surrender or partial surrender may have tax consequences.

CONTRACT BENEFITS/RISKS SUMMARY

Loan Risks

A Contract loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the loan from the Subaccounts and/or Fixed Account as collateral. This loan collateral does not participate in the investment performance of the Subaccounts.

A loan will reduce your Cash Surrender Value, Death Proceeds and the amount of premiums considered to meet the Death Benefit Guarantee Premium requirement. If you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered part of the amount you receive and taxed accordingly.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio in which the Subaccounts invest may be found in the Fund’s prospectus attached to this prospectus and found in the back of this book. Please refer to the prospectus for the Fund for more information. There is no assurance that any Portfolio will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. If the amount of a charge varies depending on the Insured’s individual characteristics (such as age, gender or risk class), the tables below show the minimum and maximum charges we assess under the Contract across the range of all possible individual characteristics, as well as the charges for a specified typical Insured. These charges may not be representative of the charges you will actually pay under the Contract.

Your Contract’s declaration page will indicate the specific charges applicable to your Contract, and more detailed information concerning your charges is available on request from our Service Center at (800) 847-4836.

The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer cash value among the Subaccounts and the Fixed Account.

Transaction Fees

Charge	When Deducted	Amount Deducted

Percent of Premium Charge	Upon receipt of each premium paid	5% of each premium payment

Premium Tax Charge	Not applicable[1]	Not applicable[1]

Decrease Charge[2]	Upon surrender, lapse, decrease in the Face Amount
Maximum Charge		$49.25 per $1,000 of decrease in Face Amount
Minimum Charge		$1.56 per $1,000 of decrease in Face Amount

Charge for a male Insured, Issue Age 40, in the standard nontobacco risk class with a Face Amount of $225,000, in the first Contract Year		$15.57 per $1,000 of decrease in Face Amount

Partial Surrender Charge	Upon partial surrender	$25 per withdrawal[3]

1 We are not currently subject to premium taxes. However, we reserve the right to impose a charge for these taxes in the future if we have to pay them. If imposed, the premium tax charge would be between 0% and 5% of premium payments.

2 The decrease charge remains level for the first five years of the Contract (or during the first five years following an increase in Face Amount), and then decreases each Contract Year to zero after year 10 (and to zero after the 10th year following an increase in Face Amount). Decrease charges depend on the Insured’s Issue Age, gender (in most states), amount of decrease in Face Amount, risk class and duration of the Contract. The decrease charges shown in the table may not be representative of the charges you will pay. For decreases in Face Amount during the first 10 Contract Years (or first 10 Contract Years following an increase in Face Amount), we calculate the amount of the decrease charge at the time of the decrease or surrender.

3 The charge is applicable during the first 10 Contract Years for each partial surrender in excess of one per Contract Year. After the 10th Contract Year there will not be a partial surrender charge.

FEE TABLES

Transaction Fees, cont.

Charge	When Deducted	Amount Deducted

Transfer Charge	Upon transfer	$25 per transfer[4]

Accelerated Death Benefit	On exercise of benefit	$150[5]

Illustration of Hypothetical Values	Upon each request	$25 per illustration[6]

4 We do not assess a transfer charge for the first twelve transfers made each Contract Year.

5 This charge may vary by state and may be lower in some states.

6 This charge applies upon each request in excess of one in a Contract Year. There is no charge for illustrations provided prior to Contract purchase.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Deducted	Amount Deducted (Annualized)

Cost of Insurance[7]	On Date of Issue and monthly thereafter.
Maximum Charge Minimum Charge		$999.96 per $1,000 of amount at risk[8] $0.15 per $1,000 of amount at risk[8]
Charge for a male Insured, Issue Age 40, in the standard non-tobacco risk class with a Face Amount of $225,000, in the first Contract Year		$2.28 per $1,000 of amount at risk[8]
Mortality and Expense Risk Charges A tiered charge based on Subaccount Accumulated Value up to $25,000	On Date of Issue and monthly thereafter.	1.10% of the Subaccount Accumulated Value within this range[9]

Administrative Charge	On Date of Issue and monthly thereafter.	$108 for adults[10]

7 Cost of insurance charges depend on the Insured’s Issue Age, gender (in most states), amount at risk, Face Amount, risk class and duration of the Contract. The cost of insurance charges shown in the table are extremes and may not be representative of the charges you will pay.

8 The amount at risk is equal to the death benefit divided by 1.0024663, then less the Accumulated Value on the date the charge is deducted.

9 After the 10th Contract Year the maximum annual rate drops to 0.90% of the Subaccount Accumulated Value. For Subaccount Accumulated Values in excess of $25,000 up to $100,000, the maximum annual rate is 1.00% dropping to 0.80% after the 10th Contract Year. For Subaccount Accumulated Values in excess of $100,000, the maximum annual rate is 0.90% dropping to 0.70% after the 10th Contract Year. This is a tiered charge. For additional information regarding this charge please see Charges and Deductions in this prospectus.

10 Charge shown is for adults (18+ years) and equates to $9.00 per month. For juvenile (0-17 years) Contracts, the charge is $90 per year, which equates to $7.50 per month.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)

Loan Interest	On the monthly anniversary after a loan is taken and monthly thereafter	5% on loan balance[11]

Preferred Loan Interest	On the monthly anniversary after a loan is taken and monthly thereafter	3% on loan amount taken after the 10th Contract Year[12]

Additional Benefit Charges:[13]
Accidental Death Benefit	On the rider Date of Issue and monthly thereafter[14]
Maximum Charge Minimum Charge		$2.88 per $1,000 of rider coverage amount $0.36 per $1,000 of rider coverage amount

Charge for a male Insured, Issue Age 40, in the standard risk class in the first Contract Year		$0.60 per $1,000 of rider coverage amount

11 You may borrow up to an amount such that the total loan amount does not exceed 90% of the Accumulated Value less decrease charges at the time of the loan request. Loans are not available until the expiration of the Free Look Period.

12 Loan amounts may not exceed 10% of the Cash Surrender Value each Contract Year for this preferred rate to apply. Any subsequent loans may not increase the sum of the preferred loans on the Contract to no more than 60% of the amount by which the Accumulated Value exceeds the decrease charge on the date the loan is taken.

13 Charges for Additional Benefits may vary based on the Insured’s attained age or Issue Age, gender (in most states), risk class, Face Amount, amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The charges noted apply if the rider is included in your Contract and the Contract and/or rider has not otherwise terminated. The rider charges shown in the table may not be representative of the charges you will pay. Before you purchase a Contract, we will provide you personalized illustrations of your future benefits under the Contract, based upon the Insured’s age, gender, risk class, death benefit option chosen, Face Amount and riders requested.

14 This charge applies until the Insured’s Attained Age 70.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)
Term Life Insurance Benefit	On the rider Date of Issue and monthly thereafter[15]
Maximum Charge Minimum Charge		$999.96 per $1,000 of rider coverage amount $0.24 per $1,000 of rider coverage amount

Charge for a male Insured, Issue Age 40, in the standard nontobacco risk class with a Face Amount/rider coverage amount of $225,000[16], in the first Contract Year		$1.56 per $1,000 of rider coverage amount
Child Term Life Insurance Benefit	On the rider Date of Issue and monthly thereafter[17]	$5.40 per $1,000 of rider coverage amount
Cost of Living Adjustment Benefit		No charge for this benefit[18]

15 This charge applies until the 30th rider anniversary.

16 The amount of coverage includes $90,000 of base coverage and $135,000 of term rider coverage with a total of $225,000.

17 This charge applies until the child’s age 25.

18 This benefit will result in annual increases in Face Amount, which will result in increases in your overall cost of insurance deductions.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)
Disability Waiver of Monthly Deduction Benefit	On the rider Date of Issue and monthly thereafter[19]
Maximum Charge Minimum Charge		195.5% of all monthly deductions[20] 4.8% of all monthly deductions[20]
Charge for a male Insured, Issue Age 40, in the standard risk class in the first Contract Year		7.7% of all monthly deductions[20]
Disability Waiver of Selected Amount Benefit	On the rider Date of Issue and monthly thereafter[19]
Maximum Charge Minimum Charge		98% of the selected monthly premium amount[21] 1.9% of the selected monthly premium amount[21]
Charge for a male Insured, Issue Age 40, in the standard risk class in the first Contract Year		3.7% of the selected monthly premium amount[21]
Applicant Waiver of Selected Amount Benefit	On the rider Date of Issue and monthly thereafter[22]
Maximum Charge Minimum Charge		195% of the selected monthly premium amount[21] 5% of the selected monthly premium amount[21]
Charge for an Insured, Issue Age 0 and applicant age 30, in the standard risk class, in the first Contract Year.		6% of the selected monthly premium amount[21]
Guaranteed Increase Option Benefit	On the rider Date of Issue and monthly thereafter[23]
Maximum Charge Minimum Charge		$2.52 per $1,000 of rider coverage amount $0.36 per $1,000 of rider coverage amount
Charge for an Insured, Issue Age 0		$0.36 per $1,000 of rider coverage amount

19 This charge applies until the Insured’s Attained Age 65.

20 Monthly deductions include cost of insurance, benefit rider, administrative, and mortality and expense risk charges.

21 Any amount selected by the Contract Owner at issue between a pre-defined range. The minimum amount is the basic Death Benefit Guarantee Premium amount and the maximum amount is the guideline level premium as described under the Internal Revenue Code.

22 The charge stops when the rider terminates. See Additional Benefits and Riders for more information on the applicability of this charge.

23 This charge applies until the Insured’s Attained Age 43.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)
Spouse Term Life Insurance Benefit	On the rider Date of Issue and monthly thereafter[24]
Maximum Charge Minimum Charge		$999.96 per $1,000 of rider coverage amount $0.24 per $1,000 of rider coverage amount

Charge for a female Insured, Issue Age 40, in the standard nontobacco risk class with a rider coverage amount of $250,000, in the first Contract Year		$1.20 per $1,000 of rider coverage amount

24 This charge applies until the earlier of the Insured’s or spouse’s death or divorce, or the 30th rider anniversary.

The next table shows the minimum and maximum total annual portfolio operating expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by the Portfolios, expressed as an annual percentage of average daily net assets. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.

	Maximum	Minimum
Total Annual Fund Operating Expenses[25]
(expenses that are deducted from Fund assets, including management fees and other expenses):	3.63%	0.42%

25 Thrivent Financial has agreed to reimburse certain expenses associated with the Portfolios. After taking these contractual and voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.40% to 1.40%. The voluntary reimbursements may be discontinued at any time. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2010 for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new portfolios, if any, amounts are based on estimates for the current fiscal year.

Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.

If a Portfolio is structured as a “fund of funds,” total gross annual portfolio expenses also include the fees associated with the funds in which it invests. Because of this a portfolio that is structured as a “fund of funds” may have higher fees and expenses than a portfolio that invests directly in debt and equity securities. For a list of the “fund of funds” portfolios available through the Contract, see the chart of portfolios available in the prospectus for the Fund.

THRIVENT FINANCIAL FOR LUTHERANS AND THE FIXED ACCOUNT

Thrivent Financial for Lutherans (Thrivent Financial)

We are a not-for-profit, non-stock, membership organization operating under the laws of the State of Wisconsin. We are licensed to do business as a fraternal benefit society in all states and the District of Columbia. Thrivent Financial is the largest fraternal benefit society in the United States. The organization provides insurance coverage, financial products and services, and fraternal benefits to help enhance the lives of our members. We operate under the Articles of Incorporation and Bylaws of Thrivent Financial for Lutherans. Our members are joined together for insurance, education and volunteer opportunities. Our corporate office is located at 625 Fourth Avenue South, Minneapolis, Minnesota, 55415. Our Service Center is located at 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001.

Fixed Account and DCA Fixed Account

The Fixed Account is an investment option that provides a declared rate of interest. Unlike the Subaccounts of the Variable Account, the performance of the Fixed Account does not rely on the performance of the financial markets. We credit interest daily on amounts in the Fixed Account. Interest accrues on amounts allocated or transferred to the Fixed Account from the date of allocation or transfer.

The DCA Fixed Account is an account to which you direct an amount to be transferred on a monthly basis for 12 months. You establish the DCA Fixed Account at the time of application. Like the Fixed Account above, we credit interest daily on amounts in the DCA Fixed Account.

The Fixed Account and DCA Fixed Account are part of our General Account. The General Account consists of all assets owned by Thrivent Financial other than those segregated in any Variable Account. Subject to applicable law, we have sole discretion over the investment of the General Account assets. You do not share directly in the investment returns of those assets. Instead, each quarter, we will declare an effective annual interest rate for the Fixed Account. We guarantee that the effective interest rate will never be less than 3% annually. We may credit interest at a rate in excess of 3% per year. The interest rate credited on the DCA Fixed Account is determined at the time the DCA Fixed Account is established. The interest rate will be effective for 12 months and is guaranteed to be at least 3%.

The Fixed Account has not been registered under the Securities Act of 1933 (1933 Act), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

Maintenance of Solvency

This provision applies only to values in the General Account.

If our reserves for any class of Contracts, other than those portions of any Contract that provide variable benefits based on the experience of a separate account, become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. You may make the extra payment by an equivalent reduction in benefits or a payment in cash. If you do not make the extra payment within 60 days from the date we notify you of your share of the deficiency, the amount will be charged as a loan against the Contract with an annual interest rate of 5%.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

Variable Account

Thrivent Variable Life Account I is a segregated asset account established by the Board of Directors of Thrivent Financial (then, Aid Association for Lutherans) on May 8, 1997 pursuant to the laws of the State of Wisconsin. The account meets the definition of “separate account” under the federal securities laws. The Variable Account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission (SEC) under the 1940 Act. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

The Variable Account is divided into Subaccounts. Net Premiums flow through the Contract to either the Variable Account or the Fixed Account according to your instructions. From the Variable Account, the Net Premium flows to the Subaccounts in the amounts or percentages you allocate. In turn, the Subaccounts invest in shares of one of the corresponding Portfolios of the Fund. We describe these Portfolios and their investment objectives later in this prospectus. Net Premiums are allocated to a Subaccount, and the resulting Accumulated Value will increase or decrease based on the investment experience of that Subaccount’s corresponding Portfolio. We make no assurance that the Portfolios will meet their investment objectives. You bear all the investment risk for premiums allocated to the Subaccounts.

We own the assets of the Variable Account and keep them legally segregated from the assets of the General Account. The assets of the Variable Account shall, at the time during the year that adjustments in the reserves are made, have a value at least equal to the reserves and other Contract liabilities with respect to the Variable Account and, at all other times, shall have a value approximately equal to or in excess of such reserves and liabilities. The Variable Account will be fully funded at all times for the purposes of the federal securities laws. The assets of the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct, except to the extent that the assets of the Variable Account exceed the reserves and other Contract liabilities of the Variable Account arising under the Contracts supported by the Variable Account. We are obligated to pay all amounts promised to you under the Contract.

Where permitted by applicable law and business need, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:

♦	Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;

♦	Substitute shares of another Portfolio, which may have different fees and expenses, for shares of a Subaccount at our discretion;

♦	Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;

♦	Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;

♦	Combine the Variable Account with other Variable Accounts, and/or create new Variable Accounts;

♦	Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and

♦	Modify the provisions of the Contract to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.

The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the Contract Owners, SEC and applicable state insurance departments. We will notify you of any changes.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.

If investment in the Fund or in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute a different investment option for any of the current Portfolios. The substituted investment option may have different fees and expenses. However, before any such substitution, the approval of the Securities and Exchange Commission and applicable state insurance departments would be needed. You will be notified of any substitutions. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Owners. The Fund sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.

In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.

We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio. You could lose some or all of your money.

Subaccounts and the Fund

You may allocate Net Premiums to one or more of the Subaccounts. There are currently forty-one Subaccounts. Each Subaccount of the Variable Account invests in shares of a corresponding Portfolio of the Fund. The Fund is a Minnesota corporation registered with the SEC under the 1940 Act as an open-end investment company commonly known as a mutual fund. This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

Each Portfolio’s assets are held separate from the assets of other Portfolios, and each Portfolio has investment objectives and policies that differ from those of other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

The following table summarizes each Portfolio’s investment objective. There is no assurance that any Portfolio will achieve its stated objective. For example, during extended periods of low interest rates, the yields of a money market Subaccount may become extremely low and possibly negative.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

Portfolio	Investment Objective
Thrivent Aggressive Allocation Portfolio	To seek long-term capital growth.

Thrivent Moderately Aggressive Allocation Portfolio	To seek long-term capital growth.

Thrivent Moderate Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Moderately Conservative Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Partner Technology Portfolio	To seek long-term growth of capital.

Thrivent Partner Healthcare Portfolio	To seek long-term capital growth.

Thrivent Partner Natural Resources Portfolio	To seek long-term capital growth.

Thrivent Partner Emerging Markets Portfolio	To seek long-term capital growth.

Thrivent Real Estate Securities Portfolio	To seek to provide long-term capital appreciation and high current income.

Thrivent Partner Utilities Portfolio	To seek capital appreciation and current income.

Thrivent Partner Small Cap Growth Portfolio	To achieve long-term capital growth.

Thrivent Partner Small Cap Value Portfolio	To seek long-term capital appreciation.

Thrivent Small Cap Stock Portfolio	To seek long-term capital growth.

Thrivent Small Cap Index Portfolio	To seek capital growth that tracks the performance of the S&P SmallCap 600 Index*.

Thrivent Mid Cap Growth Portfolio II	To achieve long-term growth of capital.

Thrivent Mid Cap Growth Portfolio	To achieve long-term growth of capital.

Thrivent Partner Mid Cap Value Portfolio	To seek long-term capital appreciation.

Thrivent Mid Cap Stock Portfolio	To seek long-term capital growth.

Thrivent Mid Cap Index Portfolio	To seek total returns that track the performance of the S&P MidCap 400 Index*.

Thrivent Partner Worldwide Allocation Portfolio	To seek long-term capital growth.

Thrivent Partner International Stock Portfolio	To achieve long-term growth of capital.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

Portfolio	Investment Objective
Thrivent Partner Socially Responsible Stock Portfolio	To seek long-term capital growth.

Thrivent Partner All Cap Growth Portfolio	To seek long-term capital growth.

Thrivent Partner All Cap Value Portfolio	To seek long-term capital growth.

Thrivent Partner All Cap Portfolio	To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio II	To achieve long-term growth of capital and future income.

Thrivent Large Cap Growth Portfolio	To achieve long-term growth of capital.

Thrivent Partner Growth Stock Portfolio	To achieve long-term growth of capital and, secondarily, increase dividend income.

Thrivent Large Cap Value Portfolio	To achieve long-term growth of capital.

Thrivent Large Cap Stock Portfolio	To seek long-term capital growth.

Thrivent Large Cap Index Portfolio	To seek total returns that track the performance of the S&P 500* Index.

Thrivent Equity Income Plus Portfolio	To seek income plus long-term capital growth.

Thrivent Balanced Portfolio	To seek long-term total return through a balance between income and the potential for long-term capital growth.

Thrivent High Yield Portfolio	To achieve a higher level of income, while also considering growth of capital as a secondary objective.

Thrivent Diversified Income Plus Portfolio	To seek to maximize income while maintaining prospects for capital appreciation.

Thrivent Partner Socially Responsible Bond Portfolio	To seek to maximize income.

Thrivent Income Portfolio	To achieve a high level of income over the longer term while providing reasonable safety of capital.

Thrivent Bond Index Portfolio	To strive for investment results similar to the total return of the Barclays Capital Aggregate Bond Index.

Thrivent Limited Maturity Bond Portfolio	To seek a high level of current income consistent with stability of principal.

Thrivent Mortgage Securities Portfolio	To seek a combination of current income and long-term capital appreciation.

Thrivent Money Market Portfolio	To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

Each Portfolio has its own investment objective, investment program, policies and restrictions. Although the investment objectives and policies of certain Portfolios may be similar to the investment objectives and policies of other Portfolios that we manage or sponsor or an affiliate of ours may manage or sponsor, we do not represent or assure you that the investment results will be comparable to any other Portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in Portfolio performance. For all of these reasons, you should expect investment results to differ. In particular, certain Portfolios available only through the Contract may have names similar to portfolios not available through the Contract. The performance of a Portfolio not available through the Contract does not indicate performance of the similarly named Portfolio available through the Contract.

Before selecting any Subaccount, you should carefully read the accompanying prospectus for the Fund attached to this prospectus and found in the back of this book. You should periodically consider your allocation among Subaccounts in light of current market conditions and your investment goals, risk tolerance and financial circumstances. The Fund prospectus provides more complete information about the Portfolios of the Fund in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.

Thrivent Financial is investment adviser to the Fund. Thrivent Financial is registered as an investment adviser under the Investment Advisers Act of 1940. Pursuant to the investment advisory agreement, Thrivent Financial determines which securities to purchase and sell, arranges the purchases and sales and helps formulate the investment program for the Portfolios. Thrivent Financial implements the investment program for the Portfolios consistent with each Portfolio’s investment objectives, policies and restrictions.

Shares of the Fund are sold to other Portfolios of the Fund, to other insurance company separate accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws;

♦	Changes in federal income tax law;

♦	Changes in the investment management of the Fund, or

♦	Differences in voting instructions between those given by the contract owners from the different separate accounts.

If we believe the responses of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.

Investment Management

The Fund and Thrivent Financial have engaged the following investment subadvisers:

♦	Aberdeen Asset Management Investment Services Limited

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

♦	Atlanta Capital Management Company, LLC

♦	Calamos Advisors LLC

♦	Calvert Investment Management, Inc.

♦	Goldman Sachs Asset Management, L.P.

♦	Mercator Asset Management, LP

♦	OppenheimerFunds, Inc.

♦	Principal Global Investors, LLC

♦	Pyramis Global Advisors, LLC

♦	Sectoral Asset Management Inc.

♦	T. Rowe Price Associates, Inc.

♦	Turner Investment Partners, Inc.

♦	Victory Capital Management Inc.

The Fund and Thrivent Financial pay each of the above subadvisers an annual fee for its subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Voting Privileges

All of the assets held in the Subaccounts are invested in shares of the corresponding Portfolios. We are the legal owner of those shares and have the right to vote on any matters voted on at shareholder meetings. To the extent required by law, we will vote at shareholder meetings in accordance with instructions received from Contract Owners. The Contract Owner will have instruction rights with respect to Portfolio shares attributable to the Contract. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit us to vote the Portfolio shares in our own right, we may do so.

Any Portfolio shares for which we do not receive timely voting instructions, or which are not attributable to Contract Owners will be represented at the meeting and voted by us in proportion to the instructions received.

THE CONTRACT

We issue Contracts to applicants who are age 16 or older who become benefit members of Thrivent Financial. We also issue Contracts when the proposed Insured is younger than age 16, but is otherwise eligible for benefit membership.

While the Insured is alive, the Owner of the Contract may exercise every right and enjoy every benefit provided in the Contract.

For a Contract where the Insured and Owner of the Contract is younger than age 16 (juvenile), an adult must apply on behalf of the Insured in this case and retain control over the Contract. The adult is referred to as the applicant controller in the Contract. The applicant controller exercises certain rights of ownership on behalf of the juvenile. These rights are described in the Contract. The applicant controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.

After the juvenile Insured/Owner attains age 16, control will transfer to the Insured/Owner on the earlier of:

♦	the Contract Anniversary after the Insured’s 21st birthday;

♦	the date on which the applicant controller transfers control to the Insured/Owner by giving us Notice; or

♦	the date of death of the applicant controller.

If the person who has control of the Contract dies before the juvenile Insured attains age 16, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the Insured, we may

THE CONTRACT

transfer control of the Contract to some other eligible person according to our bylaws.

In general, we may issue Contracts on Insureds up to age 80 to persons who are eligible for membership in Thrivent Financial. The minimum Face Amount will vary depending upon your age. For ages 17 and under, the minimum issue amount is $25,000. For ages 18 to 50, the minimum amount is $100,000. For ages 51 to 80, the minimum amount is $50,000 (minimum ages and issue amounts may vary when issued to an Insured in a substandard risk class and in certain states). We require proof of insurability, which may include a medical examination. We offer people who do not use tobacco products the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. We reserve the right to change our underwriting requirements.

Replacement of Existing Insurance

It may not be in your best interest to surrender, lapse, change or borrow from existing life insurance policies or annuity contracts to increase coverage under this Contract. You should compare your existing insurance and this Contract carefully. You should replace your existing insurance only when you determine additional coverage under this Contract is better for you. You may have to pay a surrender charge on your existing insurance, and this Contract imposes a new decrease charge period on the amount of the increase in coverage. If you surrender your existing insurance policy for cash and then increase coverage under this Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. If the premium is coming from the issuer of your existing insurance policy, the increase of coverage under this Contract may be delayed.

Term Conversion

Contract Owners may be eligible for a contractual conversion incentive to convert their Thrivent Financial term insurance contract(s) or rider(s) to permanent coverage.

If you are eligible for and exercise the conversion privilege found in eligible Thrivent Financial term contracts and riders, Thrivent Financial will give you a credit towards the first premium payable for the new coverage. The amount of the credit will not be less than $1.00 per $1,000 of term insurance that is converted.

Review this opportunity with your Thrivent Financial representative to determine whether or not it is available to you and right for you.

When Insurance Coverage Takes Effect

Insurance coverage took effect when all of the following conditions are present and satisfied during the lives of all persons to be insured: (a) the Contract has been issued and delivered to you; (b) the first full premium has been paid; and (c) the health of all persons to be insured remains as stated in the application. We begin to deduct deductions from your Accumulated Value on the Contract Date. Monthly deductions apply as of the Date of Issue.

Ownership Rights

The Contract belongs to the Owner named in the application. While the Insured is living, the Owner may exercise all of the rights and options described in the Contract. The Insured is the Owner unless the application specifies another person as the Owner, or the Owner is changed after issue. If the Owner is not the Insured and dies before the Insured, ownership of the Contract will pass to the Owner’s estate, unless a successor Owner has been designated.

The Contract Owner may transfer ownership of the Contract, if the new Owner is eligible under our Bylaws, or assign the Contract as collateral by giving Notice. Transfer of ownership will be effective as of the date the Owner signs the Notice or, if the Notice is not dated, on the date the Notice is received at our Service Center.

THE CONTRACT

To the extent permitted by law, Contract benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

The Contract Owner may name a Beneficiary to receive the Death Proceeds payable under the Contract. If the Beneficiary is not living on the date payment is due or if no Beneficiary has been named, then the Death Proceeds will be paid to the Owner or, if the Insured is the Owner, to the Insured’s estate.

The Contract Owner may change the Beneficiary by giving Notice while the Insured is living. The effective date of the change will be the date the Owner signs the Notice or, if the Notice is not dated, the date it is received at our Service Center. We are not liable for any payment made or action taken by us before we received the Notice.

Modifying the Contract

No representative of Thrivent Financial except the president or the secretary may change any part of the Contract.

Death and Surrender

Your Contract will terminate if the Insured dies or if you surrender the Contract.

State Variations

Any state variations in the Contracts are covered in a special policy form for use in that state. If you would like to review a specimen copy of the Contract and riders, contact our Service Center. Contracts may not be available in all states.

PREMIUMS

Flexible Premiums

This Contract is a flexible premium contract. After a minimum initial premium, premiums may be paid at any time and in any amount, subject to some restrictions. All premium payments must be in U.S. dollars drawn on a U.S. bank. We do not accept cash, most starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or most third-party checks. There are no scheduled premium due dates. However, we have the ability to assist you by scheduling planned periodic premiums. Planned periodic premiums are premiums you choose to pay on a regular basis. We will send you billing statements for an amount you select. You can choose quarterly, semi-annual or annual statements. You may also choose to make pre-authorized automatic premiums using our electronic payment program. In most cases, you may make changes in frequency and payment amounts at any time with adequate notice.

We recommend that you pay at least the basic Death Benefit Guarantee Premium to protect your Contract from lapsing. Paying this minimum premium amount ensures that your Contract will not lapse if the Cash Surrender Value is not sufficient to pay the monthly deductions during any period of adverse investment returns. See Death Benefit Guarantee. In certain circumstances, a premium payment may cause the Contract to be characterized as a Modified Endowment Contract. See Federal Tax Matters. You should discuss the amount and frequency of your premiums with your Thrivent Financial representative.

PREMIUMS

Premium in Default and Grace Period

Unless a Death Benefit Guarantee is in effect, a premium is in default on a Monthly Anniversary if a monthly deduction to be made on that date would result in a Cash Surrender Value less than zero. You will be given 61 days from the date notice is mailed to you (in most states) to pay the required premium in order to avoid lapse. In addition, the Contract will lapse whenever the Contract debt exceeds the Accumulated Value and 61 days have elapsed since we mailed notice to you. We will notify you of the premium required to keep the contract in force. The amount indicated in the notice will be based on the Valuation Date on which the notice is produced. The amount needed to prevent the contract from lapsing may increase or decrease daily based on fluctuations in the Subaccounts you selected. You should discuss the amount with your Thrivent Financial representative. The Contract will continue in force through the grace period.

If the Insured dies during the grace period, the Death Proceeds payable will be reduced by the amount of the monthly deductions due and unpaid and the amount of any outstanding Contract Debt.

Net Premiums & Premium Allocation

We deduct from each premium, including the initial premium, a percent of premium charge of 5% for sales expenses. The remainder of the premium is the “Net Premium.” The percent of premium charge may not be deducted in certain situations. Net Premiums are the amounts we direct to the various Subaccounts and/or Fixed Account according to your allocation instructions.

We allocate Net Premiums according to the allocation instructions on your application or most recent allocation instructions on file. Your allocation must be in whole percentages and total 100%. If the allocation request is not completed, is not in whole percentages or does not total 100%, then the request will be treated as not in Good Order. We will process the allocation request when it is in Good Order. You may change your allocation percentages for future payments at any time by giving us Notice.

If we receive your premium before the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern Time) on a Valuation Date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date. See Definitions for “Valuation Date.”

The NYSE is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Electronic Payment Program

Our electronic payment program allows you to pay premiums on a regularly scheduled basis by an automatic deduction from savings or checking accounts. All premiums are credited at the end of the Valuation Date when the premium is received. To set up the electronic payment program you may complete the applicable section on the application or, after the time of application on the appropriate Thrivent Financial form.

Limits

We reserve the right to:

♦	limit the amount of premiums; and

♦	refuse any premium that adversely affects life insurance qualification under the Internal Revenue Code.

In addition to excluding life insurance Death Proceeds from the Beneficiary’s gross income, the Internal Revenue Code also excludes increases in Accumulated Value prior to receipt from the income of the Contract

PREMIUMS

Owner. To qualify for this exclusion, federal tax law limits the premiums you may pay and requires that the Accumulated Value be limited to a certain percentage of the death benefit. We will return the portion of any premium payment that causes the limit on premiums to be exceeded.

In the event of a reduction in the Face Amount, or other changes to the Contract which cause the premiums paid or the Accumulated Value to exceed the applicable limit stated in the Internal Revenue Code regarding the definition of life insurance, we will refund any excess premiums or cash necessary to comply with the limit stated in the Internal Revenue Code.

CONTRACT VALUES

Accumulated Value

On the Contract Date, the Accumulated Value is the first Net Premium less any monthly deductions. After the Contract Date, Accumulated Value is equal to the sum of the Accumulated Values in the Contract’s Subaccounts, DCA Fixed Account, Fixed Account and Loan Account and may change daily.

The Accumulated Value of your Contract, at any one time, is determined by: multiplying the total number of Accumulation Units for each Subaccount by its appropriate current Accumulation Unit Value; adding together the resulting values of each Subaccount; and adding any Accumulated Value in the Fixed Account, DCA Fixed Account and the Loan Account.

While loans are not deducted from Accumulated Value, loans do reduce the amount you would receive upon surrender of your Contract and the amount available to pay charges. Loans do not share in the investment performance of the Subaccounts and accrue interest charges which may result in less interest credited to your Contract than if the amounts were allocated to the Fixed Account.

Over the life of your Contract, many factors determine its Accumulated Value. They include:

♦	premiums paid;

♦	the investment experience of the Subaccounts;

♦	interest credited to the Fixed Account, DCA Fixed Account and Loan Account;

♦	loans taken and loan repayments;

♦	interest charged for any loans taken;

♦	partial surrenders taken; and

♦	charges and deductions taken.

Because a Contract’s Accumulated Value is based on the variables listed above, it cannot be predetermined. Accumulated Value in the Subaccounts will largely be determined by market conditions and investment experience of the underlying Portfolios. The Owner will bear all such risk.

Amounts held in the Fixed Account, including the DCA Fixed Account, are invested with our General Account assets. Interest will be credited on net premiums allocated to the Fixed Account and on Accumulated Value transferred to the Fixed Account from the date of allocation or transfer. Interest is compounded daily and the effective annual interest rate will never be less than at 3% and is subject to the Contract charges and deductions. There is no guaranteed minimum Accumulated Value for any Subaccount.

Fixed Account Accumulated Value

The Fixed Account Accumulated Value reflects Net Premiums allocated to the Fixed Account, transfers of

CONTRACT VALUES

Accumulated Value to or from the Subaccounts, interest credited, partial surrenders and any deductions. Each day the Accumulated Value in the Fixed Account will change based upon these factors. See the Contract for further detail.

DCA Fixed Account

The DCA Fixed Account accumulation value reflects the Net Premium directed to fund the account to establish the Dollar Cost Averaging program. The periodic transfers reduce the account monthly for 12 months. If the DCA Fixed Account election is cancelled before the end of the 12-month period, we transfer any remaining value to the Money Market Subaccount unless you request that it be transferred to a different Subaccount.

Loan Account

You establish the Loan Account when you take out a loan. The amount used to secure the loan is transferred to the Loan Account. The Loan Account is affected by repayments, additional loans and interest credited to and charged against it. Each day the accumulation value in the Loan Account will change based on these factors.

Variable Account Accumulated Value

Number of Accumulation Units

The number of Accumulation Units in any Subaccount may increase or decrease at the end of each Valuation Period. This fluctuation depends on the transactions that occur in the Subaccount during the Valuation Period. When transactions occur, the actual dollar amounts of the transactions are converted to Accumulation Units. The number of Accumulation Units is determined by dividing the dollar amount of the transaction by the Accumulation Unit Value of the Subaccount at the end of the Valuation Period during which the transaction occurs.

The number of Accumulation Units in a Subaccount increases when the following transactions occur during the Valuation Period:

♦	Net Premiums are allocated to the Subaccount; or

♦	Accumulated Value is transferred to the Subaccount from another Subaccount or from the Fixed Account; or

♦	repayment of loan amounts.

The number of Accumulation Units in a Subaccount decreases when the following transactions occur during the Valuation Period:

♦	Accumulated Value is transferred from the Subaccount to another Subaccount or to the Fixed Account, including loan transfers;

♦	surrenders, partial surrenders and decrease charges are taken from the Subaccount;

♦	monthly deductions or transfer charges are taken from the Subaccount; or

♦	any loan taken.

Accumulation Unit Value

For each Subaccount, the initial Accumulation Unit Value was set when the Subaccount was established. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next.

The Accumulation Unit Value for a Subaccount for any Valuation Period is equal to:

♦	the net asset value of the corresponding Portfolio at the end of the Valuation Period;

♦	plus the amount of any dividend, capital gain or other distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period;

♦	plus or minus any cumulative credit or charge for taxes reserved which we determine has resulted from the operation of the Subaccount;

♦

divided by the total number of Accumulation Units held in the Subaccount at the end of the Valuation Period before any of the transactions, referred to in the Number of Accumulation Units subsection, have occurred.

CONTRACT VALUES

Cash Surrender Value

The Cash Surrender Value is the total amount you will receive upon surrender of the Contract. It is equal to the Accumulated Value less any decrease charges and any outstanding loan principal and accrued interest and any deferred monthly deductions. The Cash Surrender Value changes daily, reflecting, among other things, increases and decreases in the value of the Portfolios in which the assets of the Subaccounts are invested and interest credited in the Fixed Account, DCA Fixed Account and Loan Account, and any interest charged against the Loan Account. It is possible for the Cash Surrender Value of your Contract to decline to zero because of unfavorable investment performance or outstanding loans.

You will be advised as to the number of Accumulation Units which are credited to the Contract, the current Accumulation Unit Values, Subaccount Accumulated Value, Fixed Account Accumulated Value, including DCA Fixed Account Accumulated Value and Loan Account Accumulated Value, the total Accumulated Value and the Cash Surrender Value at least annually.

DEATH BENEFITS

The primary reason to buy a life insurance Contract is for the death benefit it provides in the event of the Insured’s death. At the time of purchase, you must choose between two Death Benefit Options: Option 1 (Level Death Benefit Option) or Option 2 (Variable Death Benefit Option). We determine the amount payable (Death Proceeds) depending on the Death Benefit Option in effect on the date of the Insured’s death. Death Proceeds payable upon the death of the Insured is the Sum of the Death Benefit plus any insurance on the Insured’s life provided by Additional Benefits. Any loans, unpaid loan interest and any unpaid monthly deductions will reduce the Death Proceeds. The Death Benefit will be calculated as of the date of death.

Option 1 (Level Death Benefit Option)

The death benefit for this option remains level, but in limited situations will vary. Prior to age 100, the death benefit is the greater of the Face Amount, or the death benefit factor multiplied by Accumulated Value. If you keep your Contract in force for several years and your Accumulated Value continues to increase, your death benefit may be increased by a death benefit factor. This factor helps to ensure that your death benefit is large enough to qualify as life insurance under federal tax law. The death benefit factor depends upon your Attained Age. Your Contract includes a table of the death benefit factors. On or after age 100, the death benefit equals the Accumulated Value.

You should consider the Level Death Benefit Option if:

♦	you do not expect your insurance needs to generally increase; or

♦	you wish to minimize your insurance costs.

In general, the Level Death Benefit Option provides greater growth potential in Accumulated Value than the Variable Death Benefit Option. By choosing the Level Death Benefit Option, any increases in Accumulated Value reduce the actual risk amount and lower your cost of insurance.

Option 2 (Variable Death Benefit Option)

The Variable Death Benefit Option provides a death benefit that varies over time. Prior to age 100, the death

DEATH BENEFITS

benefit will be the greater of the Face Amount plus Accumulated Value, or the death benefit factor (described above) multiplied by Accumulated Value. The death benefit fluctuates correspondingly with your Accumulated Value. On or after age 100, the death benefit equals the Accumulated Value.

You should consider the Variable Death Benefit Option if:

♦	you expect your insurance needs to increase, or

♦	you wish to have the potential for an increasing death benefit.

In general, the variable option provides the potential for a greater death benefit than the level option.

Changing Your Death Benefit Option

You may request to change your Death Benefit Option at any time before Attained Age 100. If we approve the change we will increase or decrease the Face Amount so your death benefit immediately after the change will be the same as immediately before the change.

If you change from the Level Death Benefit Option to the Variable Death Benefit Option, we will reduce your Face Amount by the amount of Accumulated Value on the date the change takes place. The decrease in Face Amount and any Decrease Charge will be applied to the most recent increase in Face Amount first, then to the next most recent increase(s) and finally to the initial Face Amount. We will not allow the change if it reduces your Face Amount below the minimum amount as defined on the schedule page of your Contract. If you change from the Variable Death Benefit Option to the Level Death Benefit Option, your Face Amount increases. The increase is determined so your death benefit immediately after the change will be the same as immediately before the change.

There may be tax consequences when you change your Death Benefit Option. Please consult your tax advisor before making any such change.

Changing Your Face Amount

You select the Face Amount when you apply for the Contract. You may change the Face Amount by giving us Notice. We will not permit any change that would result in your Contract being disqualified as a life insurance Contract under Section 7702 of the Internal Revenue Code. Changing the Face Amount may have tax consequences and you should consult a tax advisor before doing so. Your Thrivent Financial representative can assist you with your request. You can locate your Thrivent Financial representative by calling (800) 847-4836 or visiting our Web page at www.thrivent.com.

Increasing Your Face Amount

Subject to our underwriting guidelines and policies, you have the right to increase the Face Amount at any time on or before the Insured’s 80th birthday.

Any increase in Face Amount is subject to the following conditions:

♦	We must receive a written application at our Service Center.

♦	We require evidence of insurability which meets our standards.

♦	The increase amount must be for at least $25,000.

♦	The Cash Surrender Value must be sufficient to cover the monthly deduction on the effective date of the increase

Increases in your Face Amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. The cost of insurance rates for each increase will vary based on factors such as gender (in most states), risk class, age and the time elapsed since issue. The increase will be effective on the date shown on the supplemental Contract schedule page we provide.

A new set of decrease charges will also apply to each increase in the Face Amount. We show these new charges on the supplemental Contract schedule page of your Contract.

DEATH BENEFITS

Decreasing Your Face Amount

At any time before the Insured’s Attained Age 100, you have the right to decrease your Face Amount. Requirements for decreasing your Face Amount are:

♦	we must receive Notice at our Service Center;

♦	the Face Amount remaining in effect cannot be less than the minimum amount defined at issue on the schedule page; and

♦	premiums and Accumulated Value must be in compliance with Internal Revenue Code limits.

The decrease will become effective as of the Monthly Deduction Date on or following the date we receive the request at the Service Center. We will subtract the decrease first from any previous increases in the Face Amount, starting with the most recent, then as needed from the original Face Amount.

We subtract a decrease charge from the Accumulated Value if a decrease charge is in effect for that part of the Face Amount decreased. We show you the decrease charges applicable to you on the Table of Decrease Charges in your Contract.

A decrease in your Face Amount may cause your Contract to be classified as a Modified Endowment Contract and could have other tax consequences. Please consult your tax advisor before decreasing your Face Amount. See Federal Tax Matters.

Death Claims

In the event of the death of the Insured, we must receive Notice of death at our Service Center. Notice should include the Insured’s name and Contract number. A Thrivent Financial representative may assist in making such a claim.

As long as the Contract remains in force and Death Proceeds are payable, we will pay the Death Proceeds to the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death.

Payment of Benefits

In addition to traditional lump sum payments, other payment options are available. All or part of the life insurance proceeds from death or surrender may be placed in one of several settlement options. Proceeds distributed according to a settlement option do not vary with the investment performance of the Variable Account. Contract Owners may select or change a settlement option prior to, or after, the Insured’s death. If you are the Contract Owner and the Insured, your Beneficiary may choose a settlement option at the time of making a claim for death benefits. If no settlement option is selected, we will pay the proceeds in the form of a lump sum payment. The minimum amount that we will apply to a settlement option is $2,000. Additionally, the resulting payment must be at least $50. Once the Beneficiary chooses a settlement option, we will provide a settlement option agreement. In the settlement option agreement, we will reflect guaranteed payments, if any.

Settlement Options

Option 1: Interest

Under this settlement option, the proceeds are left with Thrivent Financial to accumulate interest. We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. You may withdraw all or part of the proceeds at any time.

Option 2: A Selected Amount of Income

With this settlement option the payee can choose to receive a fixed amount at regular intervals until the proceeds with interest have all been paid. Interest accumulates on the amount that remains with us until the proceeds are all paid out. For example, if your Beneficiary chose to receive $1,000, paid annually, we would pay $1,000 annually until we pay out all of the remaining proceeds. The final payment may be smaller than prior payments.

We will pay a rate of interest of at least 3% annually. The amount of interest may be greater than the guaranteed amount. The payee may withdraw the Commuted Value of all remaining payments at any time. It the Commuted Value is withdrawn, we will make no further payments.

Option 3: A Specified Period

This option provides payments at regular intervals. The payee may choose a specified number of months or

DEATH BENEFITS

years, but may not choose a period exceeding the greater of 30 years or the payee’s life expectancy.

We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. The amount of interest we pay may be greater than the guaranteed amount. Unless the income election was irrevocable, the payee may withdraw the Commuted Value of any remaining payments at any time. If the Commuted Value is withdrawn, we will make no further payments.

Option 4: Life Payment

This settlement option is a form of annuity payment that continues until the payee’s death. The payee is the person receiving the income and upon whose life such payments are determined. We make payments to the payee at regular intervals during the annuitant’s life. Upon choosing this option, the payee also selects a guaranteed period of not more than 360 months or selects no guaranteed period at all. If the payee dies during the guaranteed payment period, payments will continue to a Beneficiary until the guaranteed payment period expires. The longer the guaranteed payment period, the lower the amount of regular payment. In other words, the payment amount the payee receives would be higher if the payee chose no guaranteed payment period. However, the risk the payee takes is that he or she may die shortly after we issue the settlement agreement. The agreement would then terminate and all payments would cease.

The amount of the payments depends on the age and, where permitted, gender of the annuitant at the time we issue the payment agreement. We show representative guaranteed payments in the settlement option section of the Contract. These rates are based on a guaranteed effective annual interest rate of 3% using the “Annuity 2000 Table” annuitant mortality table.

Option 5: Joint & Survivor

This settlement option is another form of annuity payment or life income. In this case, there are two payees. The amount of payments are determined based on the lives of both of the payees. The payees may choose a guaranteed payment period of not more than 360 months, or may select no guaranteed payment period at all.

Upon the death of one of the persons named to receive payments, we will continue to make payments of the same amount to the survivor for the remainder of the guaranteed payment period. At the end of this period, if the survivor is still living, the payments may be reduced if a reduction factor was chosen at issue. The reduction factors are 0, 1/4, 1/3 and 1/2. We pay the reduced amount until the survivor annuitant’s death. If the survivor also dies during the guaranteed payment period, the remaining guaranteed payments continue to a designated Beneficiary. The Beneficiary has an option to take a lump sum payment. If no guarantee payment period was selected, all payments will cease and the agreement terminates.

The amount of the payments depends on the age and, where permitted, gender of the annuitants at the time we issue the payment agreement. In addition, any selection of a guaranteed payment period or any reduction factor will influence the payments. We show representative guaranteed payments in the settlement option section of the Contract. These rates are based on a guaranteed effective annual interest rate of 3% using the “Annuity 2000 Table” annuitant mortality table.

We may also offer other payout options at our discretion.

Death Benefit Guarantee

A Death Benefit Guarantee ensures that your coverage will continue even if the Cash Surrender Value is insufficient to pay the current monthly deductions. However, the guarantee is contingent upon timely payment of a minimum premium amount known as the Death Benefit Guarantee Premium.

The Death Benefit Guarantee Premium is the minimum monthly premium required to keep your Death Benefit Guarantee in effect. We show your particular Death Benefit Guarantee Premiums in your Contract. The Death Benefit Guarantee Premium is calculated specifically for each Contract on the Date of Issue. The Death Benefit Guarantee will vary by Issue Age, gender,

DEATH BENEFITS

Face Amount, Death Benefit Option, risk class and substandard ratings. The charges in the calculation include:

♦	the cost of insurance;

♦	the monthly administrative charge of $9 ($7.50 for Insureds Issue Age 17 and under);

♦	the percent of premium charge; and

♦	the charge for each additional benefit you choose.

Under the Contract, two Death Benefit Guarantees are generally available depending on the amount of your initial premium and Issue Age: the basic and the enhanced Death Benefit Guarantee. The basic Death Benefit Guarantee is available to you if you provide an initial premium payment that is at least the basic Death Benefit Guarantee Premium. The enhanced Death Benefit Guarantee is available to you if the Insured’s Issue Age is less than 70 and if you provide an initial premium payment that is at least the enhanced Death Benefit Guarantee Premium. Generally, the enhanced Death Benefit Guarantee provides a longer level of guarantee than the basic. The type of guarantee, the amount of the Death Benefit Guarantee Premium amount and termination date for the guarantee are shown on the schedule page of your Contract. Termination of the Death Benefit Guarantee differs between the two as follows:

♦ Basic Death Benefit Guarantee	The earlier of the Contract Anniversary after age 70 or 15 Contract Years, but at least for 5 years.

♦ Enhanced Death Benefit Guarantee	The Contract Anniversary on or next after the Insured’s 75th birthday.

Each month, we will determine if a Death Benefit Guarantee remains in effect. A Death Benefit Guarantee will remain in effect if, on each Monthly Deduction Date, the sum of all premiums paid and credited less any partial surrenders and loan amounts is greater than or equal to the sum of Death Benefit Guarantee Premiums for that guarantee since the Contract’s Date of Issue. If the Contract includes a disability waiver of monthly deduction benefit, the Death Benefit Guarantee Premium will not be added to this sum on any monthly anniversary on which we waive or credit the monthly deduction under that rider.

If this requirement is not met, we will notify you that an insufficiency has occurred. We will allow you 61 days to pay sufficient premiums or loan repayments to satisfy the Death Benefit Guarantee. If you do not pay the required premium, the Death Benefit Guarantee will expire and we will not reinstate it (in most states). However, this does not necessarily terminate your Contract. See Contract Lapse and Reinstatement.

If you change your Face Amount or riders, we will correspondingly change the Death Benefit Guarantee Premium. Any new Death Benefit Guarantee Premium applies from the effective date of the change.

Please note that the Death Benefit Guarantee will terminate automatically as determined by the type of Death Benefit Guarantee (described above). The termination date of the guarantee is listed on the schedule page of your Contract. After termination, the insurance coverage provided by the Contract will remain in force as long as your Cash Surrender Value is large enough to pay monthly deductions. See Contract Lapse and Reinstatement.

PARTIAL SURRENDERS AND SURRENDERS

You may surrender your Contract and receive your Cash Surrender Value or make a partial surrender by giving us Notice at our Service Center. The surrender or partial surrender will not be processed until we receive your request in Good Order. You may obtain information as to a surrender or partial surrender by contacting your Thrivent Financial representative or calling our Service Center at (800) 847-4836. We do not accept telephone requests for surrenders.

Verification of Identity

We require a Medallion Signature Guarantee for any surrender, partial surrender or loan disbursement in an amount of $500,000 or more. Certain requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a Thrivent Financial representative. These authentication procedures are designed to protect against fraud. Such an authentication procedure would be required for:

♦	Request to receive funds with a value of $100,000 or more;

♦	Request to send funds to an address other than the one listed for the Contract Owner;

♦	Request to wire funds or directly deposit funds to a bank account with a bank account registration different than the bank account listed for the Contract Owner;

♦	Request to make funds payable to someone other than the Contract Owner;

♦	Request to receive funds if there has been a change of address for the Contract Owner within the preceding 15 days; and

♦	Certain other transactions as determined by us.

A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent Financial approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial representative requires the verification and witness of your signature by a Thrivent Financial representative. You should consider the tax implications of a surrender or loan before you make a request. See Federal Tax Matters.

Complete information pertaining to your individual situation is available through our Service Center at (800) 847-4836.

Partial Surrenders

Partial surrenders offer you a way to access your Accumulated Value. You may withdraw part of your Cash Surrender Value by giving us Notice. Each partial surrender must be at least $200. You may not make a partial surrender if the remaining Cash Surrender Value would be less than $300. Partial surrenders are implemented by either the redemption of Accumulation Units and/or reduction in the Fixed Account balance. The partial surrender will be taken from the Subaccounts and Fixed Account according to the ratio that the Contract’s Accumulated Value in the Subaccount or Fixed Account bears to the total Accumulated Value less any loan plus accrued interest of the Contract at the time of the partial surrender; or any other administrative option you choose that is available at the time of the partial surrender. During the first 10 Contract Years, a $25 charge will be deducted from the Accumulated Value for each partial surrender after the first one in any Contract Year. An amount withdrawn may not be repaid.

PARTIAL SURRENDERS AND SURRENDERS

A partial surrender may have tax consequences. See Federal Tax Matters. It is important to note that if the Face Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See Federal Tax Matters.

For a Contract with Option 1 (Level Death Benefit Option):

A partial surrender will reduce your Accumulated Value, Face Amount, death benefit and the amount of premiums considered to meet the Death Benefit Guarantee Premium requirements. If the death benefit is equal to the Face Amount at the time of the partial surrender, the amount of the reduction in the death benefit will be equal to the amount of the partial surrender. If the death benefit is greater than the Face Amount, (a) the Face Amount will be reduced by the amount (if any) by which the partial surrender amount exceeds the difference between the death benefit and the Face Amount, and (b) the new death benefit will be based on the death benefit factor, Accumulated Value, and Face Amount after the reduction.

The Face Amount remaining in effect after a partial surrender may not be less than the minimum Face Amount as defined on issue in the schedule pages of your Contract. We will not grant any request for a partial surrender that would reduce the Face Amount below this amount.

For a Contract with Option 2 (Variable Death Benefit Option):

A partial surrender will reduce the Accumulated Value, death benefit and the amount of premiums paid. Since the premiums paid are reduced, partial surrenders also affect the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. A partial surrender will not reduce the Face Amount.

Surrender

You may surrender this Contract for its Cash Surrender Value by giving us Notice. If you surrender your Contract, you will receive the Accumulated Value less any decrease charge and outstanding loan balance.

A full surrender of your Contract may have tax consequences. See Federal Tax Matters.

Postponement of Payments

We typically process any surrender, partial surrender, death benefit, loan, transfer or settlement option within 7 days after receipt of all applicable written and telephone requests and/or proof of death of the Insured. We may postpone payment of any amount due from the Variable Account for a surrender, partial surrender, transfer loan or on the death of the Insured whenever:

♦	the New York Stock Exchange is closed or trading is otherwise restricted;

♦	the SEC has determined that an emergency exists;

♦	the SEC requires that trading be restricted; or

♦	the SEC, by order, permits such postponement for the protection of Contract Owners.

We also may postpone any transfer from the Fixed Account or payment of any portion of the amount payable upon surrender, partial surrender or loan from the Fixed Account for not more than 6 months from the day we receive Notice and, if required, your Contract.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Contract Owner’s account, and thereby refuse to pay any request for transfers, partial surrenders, surrenders or death benefits. Once restricted, money is held in that account until instructions are received from the appropriate authority.

TRANSFERS

While the Insured is alive and the Contract is in force, you may transfer the Accumulated Value among the Subaccounts and Fixed Account by giving us Notice.

You may make twelve transfers per Contract Year without charge. There will be a $25 charge for each transfer in excess of twelve excluding any automatic transfers from the DCA Fixed Account or the Money Market Subaccount. We consider all amounts transferred on one day to be one transfer for purposes of this charge. It is not dependent upon the number of originating or destination Subaccounts.

Only one transfer may be made from the Fixed Account in each Contract Year which, if made, counts toward the twelve allowable transfers. If the accumulated value in the Fixed Account immediately before the transfer is at least $2,000, the amount transferred may not exceed 25% of the accumulated value in the Fixed Account. Otherwise, the amount transferred may not exceed $500.

Any transfer among the Subaccounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit Values. Calculations are made as of the end of the Valuation Period during which a proper transfer request is received. The minimum amount that may be transferred from a Subaccount or the Fixed Account is $50 or, the entire Accumulated Value in that Subaccount or Fixed Account, if less.

Abusive Trading Policies and Monitoring Processes

We do not allow short-term and excessive transfers and other abusive trading practices, and we do not accommodate frequent purchases and redemptions except as described below. Abusive trading by contract owners can disrupt portfolio management and increase expenses of the underlying mutual fund and thereby negatively impact the performance of the corresponding subaccount.

In addition, the underlying funds may have adopted restrictions designed to discourage abusive trading practices and we reserve the right to enforce these policies and procedures.

We will use reasonable efforts to apply the following policies uniformly. Several different tactics are used to reduce the frequency and effect of abusive trading within the subaccounts. We may use a combination of monitoring contract owner activity and restricting contract owner transfers. When monitoring contract owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers, and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

We may deem the transfer out of all or a substantial portion of a contract owner’s Subaccount value to be abusive if the transfer is made within fifteen days after the value was transferred into that Subaccount. This policy does not apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in abusive trading activity, we will request you to cease such activity immediately. If we determine that you are continuing to engage in abusive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request, without notice for any reason.

Although we seek to deter and prevent abusive trading practices, there are no guarantees that all activity can be detected or prevented. Contract owners engaging in abusive trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify abusive trading. Contract Owners still may be subject to their harmful effects if Thrivent Financial is unable to detect and deter abusive trading practices.

Dollar Cost Averaging

Your Contract provides for two different dollar cost averaging programs that allow you to have automatic

TRANSFERS

periodic transfers made to one or more Subaccounts. Dollar cost averaging is generally suitable if you are making a substantial deposit to your Contract and desire to control the risk of investing at the top of a market cycle. Either dollar cost averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that your Contract’s Accumulated Value will gain in value, nor will it protect against a decline in value if market prices fall. However, it can be an effective strategy to help meet your long-term goals.

Neither dollar cost averaging program allows you to make automatic transfers to the Fixed Account or a Fixed Period Allocation. You may participate in a dollar cost averaging program by giving us Notice. The dollar cost averaging programs you may participate in are described below.

Dollar Cost Averaging from the Fixed Account.

In the application for your Contract, you may dedicate a premium of at least $1,000 to be allocated to a one-year allocation in the Fixed Account (the “DCA Fixed Account”) for automatic monthly transfers to one or more Subaccounts. The amount allocated to the DCA Fixed Account will be credited with an interest rate that will be determined when the payment is received and will be guaranteed for the duration of the one-year period.

One-twelfth of the amount you allocate to the DCA Fixed Account will be transferred to the designated Subaccounts when we allocate your initial premium, and subsequent transfers will be made on the same date each month for the next 11 months. If that date falls on a date at the end of the month like the 29th, 30th, or the 31st and the subsequent month does not have a comparable date, we will process the transfer on the first business day of the following month. If the date falls on a weekend the transfer will be processed on the following business day. The amount of the transfer each month will be equal to the Accumulated Value in the DCA Fixed Account divided by the number of automatic transfers remaining. If you terminate the automatic transfers before the twelfth transfer is made, the Accumulated Value in the DCA Fixed Account will be transferred to the Thrivent Money Market Subaccount unless you request that it be transferred to a different Subaccount.

Money Market Dollar Cost Averaging.

You may establish a Dollar Cost Averaging program to make periodic transfers of at least $50 from the Money Market Subaccount to one or more other Subaccounts. Transfers will be made automatically on the date you select (except the 29th, 30th, or 31st of a month). Transfers will continue until the entire amount in the Thrivent Money Market Subaccount has been depleted or until we receive Notice from you to discontinue the program, whichever is sooner. If the amount remaining in the Thrivent Money Market Subaccount drops below the amount you established to be transferred, the entire remaining balance will be transferred on the next transfer date and the Money Market Dollar Cost Averaging program will be discontinued. If the program is discontinued and you want systematic transfers to resume from the Money Market Subaccount, you must provide us Notice and assure adequate funding in the Money Market Subaccount.

Automatic Asset Rebalancing Program

As the value of your Subaccounts changes, the distribution of Accumulated Value among those Subaccounts also changes. The Automatic Asset Rebalancing program transfers your Contract’s value among the variable investment options (this excludes the Fixed Account). You may choose to automatically rebalance your Accumulated Value in the Subaccounts periodically under the Automatic Asset Rebalancing program according to the percentage allocation you determine at the time of setting up this program.

Automatic Asset Rebalancing may be set up annually or semi-annually to begin on the date you select (however, you may not choose a date later than the 28th). Before you begin the program, you should determine your investment goals and risk tolerance. Use of this program will not ensure any gain nor protect against any loss in overall Accumulated Value.

TRANSFERS

You can elect to participate in the program at the time of application or at a later time. To elect to participate in the program after application, we must receive Notice at our Service Center from you. This request will override any previous allocations you may have chosen. Rebalancing continues until you stop or change it. You can change your allocations at any time by giving us Notice. You can also stop or suspend the program by providing Notice to our Service Center. If you make additional premium payments or transfers into a Subaccount that was not previously included in the asset rebalancing program, those amounts will not be subject to rebalancing unless you revise your asset rebalancing program.

Periodic rebalancing takes into account increases and decreases in Accumulated Values in each Subaccount. Any transfers resulting from rebalancing will not incur a transfer charge.

TELEPHONE AND ONLINE TRANSACTIONS

You may perform certain transactions online or over the telephone if we receive proper authorization from you.

We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Owner if an unauthorized person uses this service in the Owner’s name. Thrivent Financial disclaims any liability for losses resulting from such transactions by not having been properly authorized. However, if Thrivent Financial does not take reasonable steps to help ensure that such authorizations are valid, Thrivent Financial may be liable for such losses.

Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with a written Notice. If due to malfunction or other circumstances, the request is incomplete or not fully comprehensible, we will not process the transaction.

We reserve the right to suspend or limit telephone and online transactions.

Owners can complete certain transactions online at www.thrivent.com or complete telephone transactions by contacting the Service Center at (800) 847-4836.

Timely Processing

We will process all requests in a timely fashion. Requests received prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Date will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Date. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.

Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Account accumulated value may be deferred up to six months.

LOANS

While the Insured is living and after your Contract has been in force for 60 days from the Date of Issue, you may, by giving us Notice, use your Accumulated Value as security for a loan of your Cash Surrender Value. The maximum available loan amount is an amount such that the total loan or loans will not exceed 90% (in most states) of Accumulated Value less decrease charges at the time of the loan request. For Contract loans, interest will accrue on a daily basis at a maximum annual rate of 5% on the loan balance. After the 10th Contract Year, you may borrow up to 10% of the Cash Surrender Value each year as a preferred loan. Interest will accrue on a daily basis at a maximum annual rate of 3% on any preferred loan balance. Beginning on the 10th Contract Anniversary, any existing Contract loan balance, up to 10% of Cash Surrender Value, will be automatically converted to a preferred loan and no additional preferred loan will be available that year. The maximum available preferred loan amount is further limited such that the total preferred loan amount will not exceed 60% of Accumulated Value less decrease charges at the time of the loan request.

When a loan is made, Accumulated Value will be transferred to the Loan Account to secure the loan. Accumulated Value will be transferred from the Subaccounts or Fixed Account according to the ratio that the Accumulated Value in the Subaccounts or Fixed Account bears to the total Accumulated Value less loan and loan interest; or according to any other administrative option you choose and available at the time of the loan. The amount transferred to the Loan Account will continue to be treated as part of the Contract’s Accumulated Value. An interest rate of 3% will be credited to the Loan Account.

While your Contract is in force, you may repay, at any time, all or part of your loan. All loan repayments must be in U.S. dollars drawn on a U.S. bank. We do not accept cash, most starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or most third-party checks.

Upon your request, we will set up a loan repayment schedule for you. When you repay all or part of a loan, we credit your Loan Account then transfer the repayment from the Loan Account to the Subaccounts and the Fixed Account. Repayments will be allocated according to your premium allocation. Total Accumulated Value does not increase as a result of a loan repayment. The longer the loan is outstanding, the greater the negative impact it will have on Accumulated Value growth.

A loan reduces your Cash Surrender Value, your Death Proceeds and the amount of premiums considered to meet the Death Benefit Guarantee Premium requirement. Depending upon investment performance of the Subaccounts and the amounts borrowed, loans may cause your Contract to lapse. If your Contract lapses with an outstanding loan, adverse tax consequences may result. You should carefully consider the impact on your Contract’s Death Proceeds, before exercising these privileges.

A loan may have tax consequences. See Federal Tax Matters.

CONTRACT LAPSE AND REINSTATEMENT

Lapse

Your Contract will lapse (that is, terminate without value) if:

♦	your monthly deductions are greater than your Cash Surrender Value,

♦	the Death Benefit Guarantee is not in effect, and

♦	payment of the required premium to keep the Contract in force is not received within 61 days of the date notification is mailed to you (in most states).

If the Contract lapses, you have the right to reinstate your Contract within certain limitations. The requirements for reinstatement and associated

CONTRACT LAPSE AND REINSTATEMENT

limitations are described below and in more detail in your Contract.

Reinstatement

You may reinstate the Contract any time within three years after it has lapsed (some states may require a longer period to be able to reinstate your Contract). You cannot reinstate a Contract that was surrendered by you. To reinstate your Contract you must provide evidence of insurability that meets our standards and submit the required payment equal to or more than:

♦	the amount to cover the monthly deductions that were not made during the grace period;

♦	an amount to keep this Contract in force for at least two months, based on unit values on the date of reinstatement; and

♦	all unpaid monthly deductions existing at the end of the grace period; and

♦	repayment of any loan amount and loan interest.

The premium paid upon reinstatement will be used first to pay any unpaid monthly deductions that occurred during the grace period. Your Contract will then be reinstated as of the date we approve your application for reinstatement.

We may contest the validity of the reinstated Contract based only upon statements made in the application for reinstatement for two years from the date of reinstatement.

CHARGES AND DEDUCTIONS

Charges are necessary to pay death benefits and to cover the expenses generated by issuing, distributing and administering the Contract. We may profit from one or more of the charges under the Contract. We may use these profits for any corporate purpose including our fraternal activities.

Transaction Fees

Charges Deducted from Premiums (Percent of Premium Charge)

We charge a percent of premium charge of 5% on premiums. We use this charge to cover the costs of sales and other expenses.

Decrease Charge

If you choose to surrender your Contract, reduce your Face Amount, or if the Face Amount is decreased as a result of a partial surrender or Death Benefit Option change, we will reduce your Accumulated Value by the applicable decrease charge. Decrease charges compensate us for expenses associated with underwriting, issuing and distributing the Contract. For decreases in the Face Amount or partial surrenders that result in a decrease in Face Amount during the first 10 Contract Years (or first 10 Contract Years following an increase in Face Amount), we calculate the amount of the decrease charge at the time of the reduction in Face Amount or surrender. We do not deduct this amount until the next Monthly Deduction Date or upon surrender or lapse, if earlier. We do not impose any other charges (such as mortality and expense risk charges) on the decrease charge amount during this time. Because the decrease charge is not immediately deducted, you retain the investment risk on such amount prior to deduction and will bear any investment loss and benefit from any investment gain on such amounts. If the decrease charge applies to a partial surrender, the decrease charge will be deducted from the Subaccounts and Fixed Account in the same ratios as used for the partial surrender. If the decrease charge applies to other Face Amount decreases, the decrease charge will be deducted from the Subaccounts and Fixed Account in the same ratios as the monthly deduction is taken. New decrease charges apply to each Face Amount increase.

The decrease charge is assessed on a per thousand basis. The amount per thousand of Face Amount varies by gender (in most states), Face Amount, risk class and Issue Age. For the first five years of the Contract,

CHARGES AND DEDUCTIONS

decrease charges remain level then grade to zero by the end of the 10th Contract Year. Beginning in the 11th year after the Date of Issue (assuming no increases in Face Amount), the decrease charge will be zero. We list your decrease charges in your Contract.

If you increase your Contract’s Face Amount, a new decrease charge is applicable to the increased amount, in addition to any existing decrease charge. We list your actual decrease charges for the increased Face Amount separately on a supplementary Contract schedule. We mail the supplementary Contract schedule to you after we process the request for increase in Face Amount.

The following is an example of decrease charges for a 40-year-old male in the preferred non-tobacco risk class, $150,000 Face Amount:

Contract Year	Decrease charge per Thousand Dollars
1	$14.72
2	14.72
3	14.72
4	14.72
5	14.72
6	12.26
7	9.81
8	7.36
9	4.91
10	2.45
11	0.00

If you decrease the Face Amount while the decrease charge applies, we assess a decrease charge on a per $1,000 basis. We subtract the amount of decrease first from any previous increases in the Face Amount, starting with the most recent and then as needed from the original Face Amount.

Surrender Charge

During the first 10 Contract Years, we charge $25 for each partial surrender after the first partial surrender each Contract Year. This charge is in addition to the amount withdrawn. The timing and treatment of this charge is similar to the decrease charge as described previously.

Transfer Charge

You may make up to twelve transfers per Contract Year from Subaccounts without charge. We charge $25 for each transfer in excess of twelve per Contract Year. This charge is deducted from the Subaccounts and the Fixed Account in proportion to the amount transferred from each. Transfers resulting from Dollar Cost Averaging, asset rebalancing and loans do not count as transfers for the purpose of assessing this charge.

Monthly Deductions from Accumulated Value

We deduct certain charges from Accumulated Value on a monthly basis. We refer to these charges as monthly deductions. Monthly deductions are deducted from each Subaccount or Fixed Account on a basis proportional to the Accumulated Value less any loan interest in the Contract. With our approval, you may choose other allocations of the monthly deductions. We deduct charges each month, beginning with the Contract Date (effective retroactive to the Date of Issue, if different) then monthly thereafter on each Monthly Deduction Date, provided that day of the month is a Valuation Date. If that day of the month does not fall on a Valuation Date, we use the next Valuation Date. Because portions of the deductions (e.g., the cost of insurance) can vary from month to month, the aggregate monthly deductions also will vary.

The monthly deductions consist of:

♦	the cost of insurance charge;

♦	the monthly mortality and expense risk charge;

♦	the monthly administrative charge; and

♦	charges for additional insurance benefits (riders), if any.

Cost of Insurance

We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The charge depends on a number of variables (including Issue Age, gender (in most states), risk class, rating class, duration, and Face Amount) that would cause it to vary from Contract to Contract.

CHARGES AND DEDUCTIONS

The primary factors in the determination of the cost of insurance are the cost of insurance rate (or rates) and the net amount at risk. The cost of insurance charge for the initial Face Amount equals: the cost of insurance rate for the Insured’s age shown in your Contract, multiplied by the initial net amount at risk of your Contract divided by 1,000. Factors that affect the amount at risk include investment performance, payment of premiums, charges partial surrenders and surrenders. We deduct the cost of insurance charge on each date we assess monthly deductions, starting with your Contract Date (effective retroactive to the Date of Issue, if different).

We underwrite the applicant to determine the risk class using information provided in the application and in other sources permitted by law. The factors that we consider for underwriting include, but are not limited to:

♦	the amount of insurance applied for,

♦	the proposed Insured’s age,

♦	outcome of medical testing,

♦	reports from physicians (attending physicians’ statements); or

♦	other information such as financial information that may be required.

Based on this information, standard or preferred coverage may be offered, or if it is determined that risks for a proposed Insured are higher than would be the case for a healthy individual, the proposed Insured may receive a rating which increases cost of insurance rates or, in some cases, the proposed Insured may be declined.

Cost of Insurance Rates

Cost of insurance rates are determined for the initial Face Amount and each increase in Face Amount. Actual cost of insurance rates may change, and we will determine the actual monthly cost of insurance rates based on our expectations as to future mortality, expense and persistency experience.

Actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates in the Contract. These guaranteed rates are determined based upon the Insured’s Attained Age and the applicable rate in the 1980 CSO Mortality Tables for Non-smokers and Smokers. We currently use cost of insurance rates that are generally lower than the guaranteed cost of insurance rates, and we reserve the right to raise those current rates.

Our current cost of insurance rates apply uniformly to all Insureds of the same Issue Age, duration, gender, risk class and rating within the same band. Banding refers to the Face Amount. For purposes of this charge, the Face Amount includes any increases to the Face Amount made subsequent to the initial Face Amount and also includes the amount of any term rider coverage on the Insured under this Contract. Face Amounts within increasingly higher bands will generally result in a reduced cost of insurance on a per thousand basis. Any changes in the cost of insurance rates will apply uniformly to all Insured of the same risk class within the same band. The bands for this charge are as follows:

Banded Levels

$25,000 to $99,999

$100,000 to $249,999

$250,000 to $499,999

$500,000 to $999,999

$1,000,000 and above

The cost of insurance rates generally increase as the Insured’s Attained Age increases, and they vary with the number of years the Face Amount or any increase in Face Amount has been in force. The risk class of an Insured also will affect the cost of insurance rate. Insureds in the preferred risk class generally will have a lower cost of insurance rate than those in risk classes involving higher mortality risk. The seven risk classes consist of the following:

1.	Super-Preferred, Non-Tobacco
2.	Preferred Non-Tobacco

CHARGES AND DEDUCTIONS

3.	Preferred Tobacco
4.	Standard Non-Tobacco
5.	Standard Tobacco
6.	Substandard Non-Tobacco (Rated)
7.	Substandard Tobacco (Rated)

Insureds in non-tobacco risk classes will generally have a lower cost of insurance rate than similarly situated Insureds in tobacco risk classes. We use the same guidelines in determining premiums for the cost of insurance for the Contract as we would for any other life insurance Contract of similar risk class we offer.

Mortality and Expense Risk Charges

The mortality and expense risk charge is a monthly charge for risks that we assume in the Contracts. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than we estimate and, therefore, the cost of insurance charges specified in the Contract would be insufficient to meet actual claims. The expense risk is that expenses incurred in issuing and administering the Contracts and operating the Variable Account may be greater than the charges we assess for such expenses. We may use any profit to pay distribution, sales and other expenses.

The following table outlines our current annual mortality and expense risk charge that will be assessed from and based on the Accumulated Value of all of your Subaccounts. These charges are different in Maryland. No mortality and expense risk charges are deducted from the Fixed Account. This is a tiered charge based on your Accumulated Value at the time the charge is deducted.

	Current M&E Charge		Maximum M&E Charge
	For Contract Years:
Subaccount Accumulated Value	0 to 10	More than 10 years	0 to 10	More than 10 years
• 0 up to $25,000	0.95%	0.60%	1.10%	0.90%
(monthly)	(0.07882)	(0.04986)	(0.09121)	(0.07469)
• Next $75,000	0.75	0.40	1.00	0.80
(monthly)	(0.06229)	(0.03327)	(0.08295)	(0.06642)
• $100,000 and above	0.55	0.20	0.90	0.70
(monthly)	(0.04572)	(0.01665)	(0.07469)	(0.05815)

Example:

Jane Lutheran has a four-year old Contract with an Accumulated Value of $200,000 on the day the monthly deductions are taken. She has $32,000 in the Fixed Account and the remainder in four different Subaccounts of $42,000 each. The Mortality and Expense charge applies only to the Subaccounts, so the amount on which the charge is based is $168,000 (4 x $42,000). The charge will be broken down as follows:

Total Subaccount Accumulated Value to include	Monthly Percent Charge	Monthly Mortality and Expense Charge
$25,000	0.07882%	$19.71
$75,000	0.06229%	$46.72
$68,000	0.04572%	$31.09

$168,000	Total	$97.52

The $97.52 is the monthly charge and will be taken from the Subaccounts according to their weighting as compared with the overall Subaccount value. In this case, since all four Subaccounts have the same value, 25% of the charge is $24.38 and will be taken from each Subaccount.

CHARGES AND DEDUCTIONS

Administrative Charge

We deduct a charge to cover administrative costs. This charge covers such expenses as premium billing and collection, Accumulated Value calculation, transaction confirmations and periodic reports. This charge is dependent upon the Issue Age of the Insured. For Contracts we issue to Insureds whose Issue Age is from 0 to 17, we charge a monthly charge of $7.50. We charge all others $9 per month.

Rider or Additional Benefit Charge

If your Contract includes riders or additional benefits, we will deduct a monthly cost for those benefits from the Accumulated Value. Benefits include guaranteed increase option, disability waivers, applicant waiver and accidental death, term insurance rider, child term rider and spouse term insurance rider.

Fund Charges

The value of the net assets of each Subaccount reflect the investment advisory fee and other expenses incurred by the underlying Portfolios in which the Subaccount invests. For more information on these fees and expenses, refer to the Fund prospectus and Fee Tables above.

Variation or Reduction of Charges

We may vary the charges and other terms of the Contracts if special circumstances result in reduced sales expenses, administrative expenses, or various risks. These variations will not be unfairly discriminatory to the interests of other Contract Owners. Variations may occur in Contracts sold to members of a class of associated individuals, an employer or other entities representing an associated class.

FEDERAL TAX MATTERS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences, or federal estate or gift tax consequences, associated with the purchase of the Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT—FEDERAL, STATE OR LOCAL—OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

Tax Status of the Variable Account

We are treated as the owner of the assets of the Variable Account for federal tax purposes. Also, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax under current law. We reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that are incurred and that we determine to be properly attributable to the Variable Account or the Contract. We will promptly notify you of any such change.

FEDERAL TAX MATTERS

Taxation of the Contract—In General

Tax Status of the Contract

Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex and limited guidance has been provided from the Internal Revenue Services (the “IRS”) or otherwise, Thrivent Financial believes that the Contract will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Contract will generally be excludable from the beneficiary’s gross income, and gains and other income credited under the Contract will not be taxable unless certain withdrawals are made (or deemed to be made) from the Contract prior to the Insured’s death, as discussed below. This tax treatment generally will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Thrivent Financial, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable account fails to comply with these diversification standards, the Contract will not be treated as a life insurance contract for federal income tax purposes and the Contract Owner would generally be taxed currently on the income on the contract (as defined in the tax law). We expect that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contact owners’ gross income on a current basis. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in certain other IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Contract has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in such rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Contract will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Death Proceeds

In general, the amount of the Death Proceeds payable from a Contract by reason of the death of the Insured is excludable from gross income under section 101 of the Code. Certain transfers of the Contract for valuable consideration, however, may result in a portion of the Death Proceeds being taxable.

If the Death Proceeds are not received in a lump sum and are, instead, applied under either settlement option 2, 3, 4

FEDERAL TAX MATTERS

or 5, generally payments will be prorated between amounts attributable to the Death Proceeds, which will be excludable from the Beneficiary’s income. If the Death Proceeds are applied under settlement option 1 (Interest Income), the interest credited will be currently includible in the Beneficiary’s income.

Death Proceeds may be subject to state and/or federal estate and/or inheritance tax. The entire amount of Death Proceeds will be included in the taxable estate of an Insured if the Insured possesses control (referred to as “incidents of ownership”) over the contract at the time of death or control has not been transferred more than three years prior to death. Many factors determine if an estate is subject to estate and/or inheritance tax such as the size of the taxable estate, timing of death and the applicable state law.

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in a Contract’s Accumulated Value is generally not taxable to the Contract Owner unless amounts are received (or are deemed to be received) from the Contract prior to the Insured’s death. If there is a full surrender of the Contract, an amount equal to the excess of the Accumulated Value over the “investment in the contract” will generally be includible in the Contract Owner’s income. The “investment in the contract” generally is the aggregate premiums and other consideration paid for the Contract, less the aggregate amount received under the Contract previously to the extent such amounts received were excludable from gross income.

As discussed below, the taxation of partial surrenders and loans from the Contract depends, in part, upon whether the Contract is considered a “modified endowment contract” (“MEC”) for federal income tax purposes. All income received from the Contract is treated as ordinary income for tax purposes.

Taxation of Contracts That Are Not MECs

Tax Treatment of Partial Surrenders from Contracts that Are Not MECs—In General

If the Contract is not a MEC (described below), the amount of any partial surrender from the Contract generally will be treated first as a non-taxable recovery of premium and then as income received from the Contract. Thus, a partial surrender from a Contract that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the partial surrender.

Certain Distributions Required by the Tax Law in the First 15 Contract Years

As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Contract is issued (or if cash distributions are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, upon a change from one Death Benefit Option to the other, if a partial surrender is made, and in certain other instances.

Tax Treatment of Loans from Contracts that Are Not MECs

If a Contract is not a MEC, a Contract loan generally will be treated as indebtedness of the Contract Owner. As a result, no part of any Contract loan will constitute income to the Contract Owner so long as the Contract remains in force. However, in those situations where the interest rate credited to the Loan Account equals or is nearly the same as the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Contract lapses when a Contract loan is outstanding, the amount of the Contract loan outstanding, including any accrued and unpaid loan interest, will be treated as the proceeds of a

FEDERAL TAX MATTERS

surrender for purposes of determining whether any amounts are includible in the Contract Owner’s income.

Generally, interest paid on any Contract loans will not be tax deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. Contract Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Contract.

Taxation of Contracts that Are MECs

Characterization of a Contract as a MEC

In general, a Contract will be considered a “modified endowment contract” under section 7702A of the Code (i.e., as a MEC) if (1) the Contract is received in exchange for a life insurance contract that was a MEC, or (2) the Contract is entered into on or after June 21, 1988 and premiums are paid into the Contract more rapidly than the rate defined by a “7-Pay Test.” This test generally provides that a Contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Contract at any time during the first 7 Contract Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Contract provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Contract (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during a 7-Pay testing period will affect the application of this test. We will monitor the Contracts and will attempt to notify Contract Owners on a timely basis if a Contract becomes a MEC. The Contract Owner may then request that we take any steps that may be available to avoid treatment of the Contract as a MEC, if that is desired.

Tax Treatment of Partial Surrenders, Loans, Assignments, and Pledges Where a Contract is a MEC

If the Contract is a MEC, partial surrenders from the Contract will be treated first as withdrawals of income and then as a recovery of the investment in the Contract. Thus, partial surrenders will be includible in income to the extent the Accumulated Value exceeds the investment in the Contract. The amount of any outstanding loans, including any accrued loan interest, will be treated as a withdrawal for tax purposes. In addition, distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC.

The discussion above regarding the tax treatment of deductibility of interest on loans and of lapses while loans are outstanding under the caption “Tax Treatment of Loans from Contracts that Are Not MECs” also generally applies to Contracts which are MECs.

If the Contract Owner assigns or pledges any portion of the Accumulated Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Contract Owner’s investment in the Contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Contract treated as a MEC, a Contract Owner should consult a tax advisor.

Penalty Tax

Generally, proceeds of a full or partial surrender (or the amount of any deemed withdrawal, such as in the case of loans, assignments and pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income. This penalty tax does not apply where the surrender or deemed withdrawal is made (1) after the Contract Owner attains age 59 1/2, (2) because the Contract Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Contract Owner (or the joint lives or life expectancies of the Contract Owner and his or her Beneficiary, as defined in the tax law).

Aggregation of Contracts that Are MECs

All life insurance contracts which are treated as MECs and which are purchased by the same person from Thrivent Financial, or any of our affiliates, within the same calendar year will be aggregated and treated as one

FEDERAL TAX MATTERS

contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a full or partial surrender (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Contracts Not Owned by Individuals

In the case of life insurance contracts issued to a nonnatural taxpayer, or held for the benefit of such an entity, the tax law provides that a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of the contract even if no loans are taken under the contract. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a twenty percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax advisor.

Constructive Receipt Issues

The IRS could determine that a Contract Owner is in constructive receipt of the Accumulated Value if the Accumulated Value becomes equal to the Death Benefit, which can occur in some instances where the Insured is Attained Age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Accumulated Value over the investment in the contract could be includible in the Contract Owner’s income at that time.

Section 1035 Exchanges

Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance contract for another life insurance contract, an endowment contract, or an annuity contract. Special rules and procedures apply to section 1035 exchanges. If you wish to take advantage of section 1035 of the Code, you should consult your tax advisor.

Accelerated Death Benefits

If an Insured is “terminally ill,” as defined in the tax law, accelerated death benefits paid under a life insurance contract generally will be excludable from income under section 101 of the Code. Exceptions apply for certain business-related contracts. Under the tax law, an individual is considered “terminally ill” if the individual has been certified by a physician (as defined in the tax law) as having an illness or physical condition which can reasonably be expected to result in death in 24 months or less after the date of the certification.

Amounts paid under the Accelerated Benefits Rider may, in some (but not all) circumstances, satisfy this requirement. In addition, benefits under the Accelerated Benefits Rider may be excludable from income in certain other circumstances. If you wish to receive benefits pursuant to the Accelerated Benefits Rider and have not been certified by a physician as “terminally ill,” within the meaning of the tax law, you should consult a tax advisor regarding the tax treatment of such benefits.

Actions to Ensure Compliance with the Tax Law

We believe that the maximum amount of premiums and other values that we have determined for the Contracts will comply with the federal tax definition of life insurance under section 7702 of the Code. We will monitor the amount of premiums paid and, if the premiums paid exceed those permitted by the tax definition of life insurance, we will refund the excess premiums with interest thereon to the extent required by the Code. We also reserve the right to increase the Death Benefit (which may result in larger charges under a Contract) or to take any other action deemed necessary to ensure the compliance of the Contract with the federal tax definition of life insurance.

Other Considerations

Changing the Contract Owner, exchanging the Contract, changing from one Death Benefit Option to another, and other changes under the Contract may have tax consequences (other than those discussed herein) depending on the circumstances of such change or event. This list and the discussion herein are not

FEDERAL TAX MATTERS

exhaustive. Other transactions with respect to a Contract may also have federal income or other tax consequences. Federal estate, and state and local estate, inheritance and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of full and partial surrenders made under a Contract unless the Contract Owner notifies us in writing, and such notice is received at the Service Center at or before the time of the full or partial surrender, that he or she elects not to have any amounts withheld. Regardless of whether the Contract Owner requests that no taxes be withheld or whether we withhold a sufficient amount of taxes, the Contract Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Contract Owner may also be required to pay penalties under the estimated tax rules if the Contract Owner’s withholding and estimated tax payments are insufficient to satisfy the Contract Owner’s tax liability.

ADDITIONAL BENEFITS AND RIDERS

We offer several riders or additional benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added or cancelled at any time. We generally deduct any monthly costs for these riders from Accumulated Value as part of the monthly deduction. (See Fee Table for more information regarding rider expenses.) Your Thrivent Financial representative can help you determine whether certain riders are appropriate for you. We describe any riders you choose to add more fully in your Contract.

Accidental Death Benefit

This benefit generally provides an additional death benefit when the Insured dies from accidental bodily injury. Subject to our overall limit on accidental death benefits, you may choose the amount of coverage up to the same amount as the Face Amount of your Contract. Any accidental death benefit payable would be in addition to your basic death benefit. The charge for this rider, based on Issue Age, is a per-thousand rate multiplied by the accidental death amount.

Disability Waivers

You may choose one of two different disability waivers. Waiver of monthly deductions provides that, in the event of your qualifying disability, we will waive your cost of insurance and expense deductions until the earlier of your age 100 or your recovery from disability. The charge for this rider is a percentage based on Attained Age multiplied by the amount of each monthly deduction.

Waiver of selected amount credits the amount selected at issue. The charge for this rider is a percentage based on Attained Age multiplied by the selected amount.

Applicant Waiver of Selected Amount

This benefit enables the applicant on a Contract on the life of a minor to have selected amounts credited to the Contract if the applicant becomes disabled (as described above) or dies. Amounts will be credited until the end of the benefit period as defined in the rider. The charge for this benefit is a percentage based on Attained Age of the applicant and Issue Age of the Insured multiplied by the selected amount. The charge will apply until the rider terminates. The rider will terminate on the earliest of the following dates:

1.	The date the applicant reaches age 65 or the end of a benefit period, if later.
2.	The date control of the Contract is transferred to the Insured.
3.	The date the Contract terminates.
4.	The first monthly anniversary on or after the date we receive Notice to cancel the rider.

Guaranteed Increase Option

Purchasing this option allows you to increase the amount of coverage without having to show evidence of insurability at certain pre-defined opportunities. The

ADDITIONAL BENEFITS AND RIDERS

charge is a per-thousand rate multiplied by the size of the guaranteed increase amount.

Child Term Life Insurance

This rider generally pays a benefit to the Beneficiary in the event of the death of a covered child of the Insured prior to the rider anniversary following the child’s 25th birthday. Conversely, in the event of the death of the Insured, the rider for any covered child will become child paid-up term insurance in force to the child’s 25th birthday. Beginning on the rider anniversary on or after the covered child’s 21st birthday, the child will have the option to purchase his or her own life Contract without having to provide evidence of insurability. The charge for this benefit is a per-thousand rate multiplied by the amount of rider coverage. The charge does not depend upon the number of children Insured.

This rider may be issued even if there are no eligible children at the time the Contract is issued. In this case, there is no charge for this rider while there are no covered children. If you notify us within 6 months of the first birth or adoption, your child, and any subsequent children, will be covered without evidence of insurability. Charges will begin six months after the date of birth or adoption.

Term Life Insurance and Spouse Term Life Insurance

These riders provide additional term life insurance. The riders are available on the life of the Insured and/or on the life of the spouse of the Insured for up to 30 years. The charge for this benefit is a per-thousand cost of insurance rate multiplied by the amount of rider coverage.

Cost of Living Adjustment Benefit

This benefit annually adjusts the Face Amount of the Contract and, if elected, your premium payments to keep pace with the Consumers’ Price Index. The maximum increase is the smallest of 1) the CPI increase on a Contract Anniversary multiplied by the Face Amount rounded up to the next $100; 2) 10% of the Face Amount; and 3) $50,000. As a result of increasing the Face Amount, monthly deductions will increase. Furthermore, a new schedule of decrease charges will apply to any resulting increase in Face Amount. Any resulting increase to the Face Amount will also require a new Death Benefit Guarantee Premium amount to be determined. There is no separate charge to implement this benefit, however, by electing the benefit you should anticipate increasing costs associated with increasing your Face Amount. This benefit terminates at the earliest of the:

1)	expiration date for the rider shown on page 5-COL of the Contract;
2)	date the Contract terminates;
3)	date the Contract owner rejects an increase in Face Amount under the rider;
4)	effective date of any decrease in Face Amount;
5)	date the sum of the increases in Face Amount due to this rider equals or exceeds two times the Face Amount on the date of issue of the rider;
6)	the effective date of any increase in Face Amount that has a rated Risk Class; and
7)	the date the Contract owner gives Notice to cancel the rider.

Accelerated Benefits Riders

Accelerated Benefits Rider—Generally Available on Contracts Applied for Prior to January 15, 2008

This rider pays a portion of the death benefit when requested if the Insured has a life expectancy of 12 months or less or has been in a nursing home for at least six consecutive months and is expected to remain there for the rest of his or her life. Tax consequences may result. See Federal Tax Matters.

Accelerated Death Benefit for Terminal Illness Rider—Generally Available on Contracts Applied for On or After January 15, 2008

This rider pays a portion of the death benefit when requested if the Insured has a life expectancy of 24 months or less (12 months or less in New York and Texas). Benefit payments under this rider may, in limited situations, be taxable. See Federal Tax Matters.

SALES AND OTHER AGREEMENTS

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

The financial representative in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance agent of Thrivent Financial. The financial representative receives commissions and other incentives, which may be substantial, from Thrivent Financial in return for serving as its agent for the sale of the Contracts. This compensation is separate from, and in addition to, any fee you may be paying for investment advisory services, including financial planning services, and may vary depending on the size of the Contract purchased, the total number of insurance contracts or annuity contracts sold by the financial representative, and other factors including whether you currently own a product sold by Thrivent Financial or our affiliates. The commissions that the financial representative receives typically will increase as the size of the Contract increases, but will not result in any charge to you in addition to the charges already described in this prospectus. (Commissions and other incentives are described below.) As a result, the financial representative may have a conflict of interest if he or she is acting as your representative for investment advisory services and acting as an agent of ours for purposes of the sale of the Contract.

Our financial representatives sell almost exclusively insurance and annuity products of ours. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent Financial instead of a contract issued by another company. Sales of Thrivent Financial insurance products, which include variable annuity and variable life insurance contracts, help support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.

In addition, compensation varies by product type. As a result, your financial representative in this transaction may have a financial incentive to recommend that you purchase one product instead of another.

From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips. Sales of Contracts may help the financial representative in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. We pay commissions to the financial representative ranging from 20% to 60% of the initial target premium when you purchase the contract and when you make increases in coverage. In addition, we may pay 20% of the 2nd target premium and 10% of the 3rd target premium if the financial representative is eligible. Additionally, we may pay 3% on premiums that exceed the target premium if the financial representative is eligible. We determine the target premium, which varies by age, gender and risk classification of the insured at the time of issue as well as by the specified amount of the contract. We do not pay or withhold payment of commissions based on the Subaccounts to which you choose to allocate your premiums. Your financial representative may receive cash bonuses ranging from 0% to 50% of base commissions, if eligible.

In addition to commissions, we may pay or provide other promotional incentives. Financial representatives

SALES AND OTHER AGREEMENTS

may be eligible for promotional incentives depending on the level of their sales of these contracts as well as the other products we offer. These promotional incentives may include, but are not limited to:

♦	sponsorship of marketing, educational, compliance meetings and conferences, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

♦	marketing support related to sales of the Contract including for example, the creation of marketing materials and advertising; and

♦	providing services to Contract Owners.

These promotional incentives or reimbursements may be calculated as a percentage of the financial representative’s total assets attributable to sales of the Contract or may be a fixed dollar amount. This additional compensation may provide an incentive for the financial representative to favor the Contracts over other products.

In addition, our home office employees, as well as our field management personnel who manage our financial representatives, are eligible to receive incentive compensation, based on the amount of sales by the financial representatives of ours and others insurance and annuity products.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the statement of additional information.

DEFINITIONS

Accumulated Value: The total value of the Contract. Accumulated Value equals the sum of the Subaccounts, the Fixed Account, the DCA Fixed Account and the Loan Account.

Accumulation Unit: A unit of measure used to calculate the Accumulated Value in each Subaccount of the Variable Account.

Accumulation Unit Value: On any Valuation Date, the value of the Accumulation Unit of each Subaccount of the Variable Account.

Attained Age: Attained Age on any day is the Insured’s age on the Contract Anniversary on or immediately prior to that day.

Automatic Asset Rebalancing: An elective feature of the Contract that provides an automatic rebalancing of Accumulated Values of Subaccounts in accordance with your previously established rebalancing percentages.

Beneficiary: The person(s) named by the Contract Owner to receive the Death Proceeds under the Contract. A Beneficiary need not be a natural person.

Cash Surrender Value: The Accumulated Value of the Contract less any applicable decrease charges and outstanding loan balances and any deferred monthly deductions.

Commuted Value: The present value of any remaining future payments for the rest of the guaranteed payment period.

Contract: The flexible premium variable life insurance Contract offered by us, (Thrivent Financial) and described in this prospectus. The Contract consists of the Contract, any additional riders or benefits, amendments, endorsements, the application and the articles of incorporation and bylaws.

Contract Anniversary: The same day and month in each succeeding year as the Date of Issue.

Contract Date: The later of the Date of Issue or the date we receive in Good Order the first premium payment at our Service Center.

Contract Year: The 12-month period following the Date of Issue or a Contract Anniversary. The Contract Year is always based upon the time elapsed since the Date of Issue.

Date of Issue: The date when we issue the Contract. This date will be specified in the Contract and may be different from the Contract Date. The Date of Issue is the date as of which we begin to apply deductions from your Accumulated Value.

DCA Fixed Account: You establish this account only when you set up the Dollar Cost Averaging plan. Net Premiums are directed to this account for subsequent monthly transfers into Subaccounts according to your allocation instructions. The amount in the DCA Fixed Account is credited with an interest rate that is determined when the payment is received. It is not a Subaccount. The DCA Fixed Account is part of our General Account, which includes all of our assets other than those in any Variable Account. The DCA Fixed Account is included as part of the Accumulated Value of your Contract.

Death Benefit Guarantee: A Contract provision that guarantees that insurance coverage will not lapse if your Cash Surrender Value is not adequate to cover the current monthly deductions as long as premium requirements are met. There are two levels of Death Benefit Guarantees available: basic and enhanced.

Death Benefit Guarantee Premium: The minimum monthly premium required to keep the Death Benefit Guarantee(s) in effect. Different combinations of age, gender, risk class, Face Amount, Death Benefit Option and additional benefits will result in different Death Benefit Guarantee Premiums.

Death Benefit Option: Either of the two methods used to determine the death benefit.

Death Proceeds: The amount paid upon the death of the Insured.

Dollar Cost Averaging: An elective program that systematically moves dollars from either the DCA Fixed Account or the Money Market Subaccount.

DEFINITIONS

Face Amount: The amount of life insurance for which we issued the Contract. The Face Amount of your Contract may change, as described in your Contract.

Fixed Account: A cash value accumulation option that credits an interest rate. The Fixed Account is part of our General Account. The Fixed Account is not a Subaccount.

Free Look Period: The period of time in which you have the right to examine and cancel your Contract and receive, in most states, a refund equal to the sum of the Accumulated Value on the date the Contract is returned to us plus any percent of premium charge and any monthly deduction made.

Fund: Thrivent Series Fund, Inc., the mutual fund described in a prospectus accompanying this prospectus, consisting of several Portfolios that underlie Subaccounts of the Variable Account.

General Account: The General Account includes all assets we own that are not in the Variable Account or any other Subaccount.

Good Order: Any request that is submitted with any and all required forms, information, authorization, and funds, received at our Service Center in Appleton, Wisconsin.

Insured: The person on whose life the Contract is issued.

Internal Revenue Code: The Internal Revenue Code of 1986, as amended.

Issue Age: The age of the Insured as of his or her last birthday on the Date of Issue.

Loan Account: If there is a loan against the Contract, we set up a Loan Account for you. The Loan Account is equal to the amount transferred from any Subaccount, Fixed Account and/or any DCA Fixed Account to secure the loan plus any interest credited.

Monthly Deduction Date: The date each month on which we deduct charges from Accumulated Value. These monthly deductions occur once each month on the nearest Valuation Date, on or preceding the day of the month which corresponds to the day of the month that we issued the Contract.

Net Premium: The amount invested in the Contract after a 5% charge is taken for sales expenses. The percent of premium charge may not be deducted in certain situations.

Notice: A written request or notice signed by the Contract Owner, received in Good Order by us at our Service Center and satisfactory in form and content to us. While your Contract refers to written notice, administratively Notice may meet this requirement.

Owner: The person or entity who owns the Contract.

Service Center: Our office located at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001. Telephone: (800) 847-4836. E-mail: mail@thrivent.com.

Subaccount: A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Thrivent Financial: Thrivent Financial for Lutherans, a fraternal benefit society organized under the laws of the state of Wisconsin, owned by and operated for its members. Thrivent Financial is the issuer of the Contracts.

Thrivent Financial representative: A person who is appropriately licensed by state insurance department officials to sell the Contracts, and is a licensed registered representative of Thrivent Investment Management Inc.

Thrivent Investment Management Inc.: An indirect subsidiary of Thrivent Financial and a registered broker-dealer and investment adviser. It serves as principal underwriter of the Contracts.

Valuation Date: Any day upon which the New York Stock Exchange is open for regular trading.

Valuation Period: The period from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account: Thrivent Variable Life Account I, a segregated asset account that is separate from our General Account.

we, us, our: Thrivent Financial.

you, your: The Owner of the Contract.

OBTAINING ADDITIONAL INFORMATION

To learn more about the Contract, you should read the Statement of Additional Information (SAI) that is incorporated by reference into this prospectus. The table of contents for the SAI is provided below for your reference.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY
Depositor
Registrant
SERVICES
Service Agreements and Other Service Providers
PREMIUMS
Administrative Procedures
Automatic Premium Loans
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
Incidental Benefits
Surrender and Withdrawal
Material Contracts Relating to the Registrant
PRINCIPAL UNDERWRITER
Identification
Offering and Commissions
ADDITIONAL INFORMATION ABOUT CHARGES
Sales Load
Special Purchase Plans
Underwriting Procedures
Increases in Face Amount
LAPSE AND REINSTATEMENT
LOANS
STANDARD AND POOR’S DISCLAIMER
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The prospectus and the SAI are available upon request. You can get these documents and all other documents required to be filed with the SEC free by the following means:

Notice:

Thrivent Financial for Lutherans

Service Center

4321 North Ballard Road

Appleton, WI 54919-0001

Online:

www.thrivent.com

E-Mail Address:

mail@thrivent.com

Toll-Free Telephone Number:

(800) 847-4836

OBTAINING ADDITIONAL INFORMATION

We will furnish upon request a copy of personalized illustrations of your Contract’s Death Benefits, Cash Surrender Values, and Accumulated Values.

You can also review and get copies of the prospectus, SAI and annual report by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 942-8090. Reports and other information about Thrivent Variable Life Account I are available on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, U.S. Securities & Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Thrivent Variable Life Account I

1933 Act Registration No. 333-103454

1940 Act Registration No. 811-08289

Why should you consider eDelivery?

•	It provides you with easy access to prospectuses and financial reports, allowing you to view your information anytime, anywhere, without having to dig through files of paper.

•	It’s simple and safe. Your personal information will always be protected by a password, making it much more secure than an envelope in your mailbox.

•	It’s less expensive than mailing your documents, and because you’re part of a membership organization, the cost savings will benefit you.

•	It’s good for the environment. Each year, Thrivent Financial uses nearly 50 million sheets of paper to communicate with our members. That’s as many as 26 acres of trees that could be saved by choosing eDelivery.

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Choose eDelivery.

By signing below, I request electronic delivery of the following documents regarding my Thrivent Mutual Funds and variable insurance products issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company (including Thrivent Series Fund, Inc.):

• Prospectus	• Annual and semiannual reports	• Annual privacy notices

I understand and agree to the following:

•	I will receive electronic delivery of Thrivent documents designated above.
•	I will no longer receive paper copies of these documents in the mail.
•	A link to a printable copy of the annual privacy notice will be sent to me by electronic means at the email I provide. I will continue to receive any daily confirmations and Thrivent Financial health privacy notice and/or Notice of Insurance Information Practices by regular mail.
•	I will receive periodic emails directing me to Thrivent Financial’s website where documents will be available.
•	I will update Thrivent Financial if my email address changes.
•	I have the ability to access the Internet at my own cost and will need Adobe® Reader® to view the documents. (If I don’t have it, I can download Reader® free from www.adobe.com)
•	This consent can be used for Thrivent Financial products I currently own or may purchase in the future, until consent is revoked.
•	I can request specific documents in paper form free of charge without revoking this consent by calling Thrivent Financial Customer Service at 800-847-4836.
•	My consent will remain in effect until I revoke it. I can revoke this consent or update my information at any time by changing my preference to “U.S. Mail” in the Preference Center at Thrivent.com/Preferences (requires registration) or by calling 800-847-4836.

Each contract owner requesting eDelivery must complete.

Contract owner 1:	Contract owner 2:
(Please print first and last name.)	(Please print first and last name.)

Email:	Email:

Signature:	Signature:

Address (If different than above):

City: State: ZIP:

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

The variable life contract described herein is issued by Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

21232PR  R4-11 Contract Form V-VQ-VUL(03)

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THRIVENT VARIABLE LIFE ACCOUNT I

Statement of Additional Information

Dated April 30, 2011

Flexible Premium Variable Adjustable Life Insurance Contract

Offered By:

THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415
Telephone: 800-THRIVENT	Telephone: 800-THRIVENT
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Statement of Additional Information (SAI) contains additional information about the flexible premium variable life insurance contract (contract) offered by Thrivent Financial for Lutherans (Thrivent Financial) to persons eligible for membership in Thrivent Financial. This SAI is not a prospectus and should be read together with the prospectus for the contract dated April 30, 2011. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus that is incorporated by reference. A copy of the prospectus may be obtained at no charge by writing Thrivent Financial (attention: Thrivent Financial Service Center) at 4321 North Ballard Road, Appleton, WI 54919, by calling (800) 847-4836, or at www.thrivent.com.

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GENERAL INFORMATION AND HISTORY

Depositor

Thrivent Financial, a fraternal benefit society owned by and operated for its members, was organized in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent Financial began operating by its current name on or about May 21, 2002.

Registrant

Thrivent Variable Life Account I (the “Variable Account”) is a separate account of ours, which was established on May 8, 1997. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

SERVICES

Service Agreements and Other Service Providers

Assurance and audit services are provided by Ernst & Young LLP, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402.

There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.

PREMIUMS

Administrative Procedures

If mandated under applicable law, we may be required to reject an initial premium.

Sometimes we are not able to accept premiums. We reserve the following rights to ensure compliance with provisions in the Internal Revenue Code to retain the tax deferral quality, or exclusion of increases in cash value and death benefits from gross income:

(1)	to accept certain premiums;

(2)	to refund premiums;

(3)	to refund the earnings on premiums;

(4)	to refund any necessary accumulated value; and

(5)	to increase death benefit.

Automatic Premium Loans

The contract does not provide for automatic premium loans.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Incidental Benefits

We offer Additional Benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added, if available, or cancelled at any time. The prospectus provides a detailed discussion regarding Additional Benefits.

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Surrender and Withdrawal

The prospectus provides a detailed discussion regarding Surrenders and withdrawals (referred to as Partial Surrenders and Loans in the Contract).

Material Contracts Relating to the Registrant

There are no material contracts relating to the operation or administration of the Variable Account not already disclosed.

PRINCIPAL UNDERWRITER

Identification

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415 is an indirect subsidiary of Thrivent Financial and a registered broker-dealer. Thrivent Investment Management Inc. is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the Contracts. Contracts are distributed by financial representatives of Thrivent Investment Management Inc. Thrivent Investment Management Inc. is a member of the Financial Industry Regulatory Authority (FINRA), and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of other variable accounts established by Thrivent Financial. Thrivent Investment Management Inc.’s fiscal year operates on a calendar year basis.

Offering and Commissions

The Contract is no longer being sold, however, additional premium payments and coverage increases are allowed pursuant to Contract terms. Offerings of units issued under the terms of the Contracts are continuous.

Duly licensed financial representatives of Thrivent Investment Management Inc. are also licensed by state insurance departments to sell Contracts as registered representatives. The Contracts have been offered in all states and the District of Columbia. Thrivent Investment Management Inc. will pay the financial representative commissions and other distribution compensation on the sale of the Contracts. This will not result in any charge to the Contract Owner in addition to the charges already described in the prospectus. Thrivent Investment Management Inc. pays financial representatives a commission of up to 60% of target premium in the first year, up to 20% of the target premium in year two and up to 10% of target premium in year three. In addition to direct compensation, financial representatives may be eligible to receive other benefits based on the amount of earned commissions. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the contract, including other incentives or payments, are not charged directly to the owners of Contracts.

Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.

2008	2009	2010
$3,787,847	$1,257,040	$601,161

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We charge a sales load, referred to as “Percent of Premium Charge” in the Contract, of 5% on each premium.

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Special Purchase Plans

We currently do not have any programs such as group discounts that would result in a variation in, or elimination of, any applicable charges. In some situations, certain charges may be waived.

Underwriting Procedures

We require proof of insurability, which may include a medical examination. We offer people who do not use tobacco products the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. We reserve the right to change our underwriting requirements.

Increases in Face Amount

Subject to our underwriting guidelines and policies, the Contract Owner has the right to increase the Face Amount at any time before the Insured’s 80th birthday. Increases in Face Amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue.

A new set of Decrease Charges will also apply to each increase in the Face Amount. The Decrease Charge applies to decreases in Face Amount during the first 10 years following an increase in Face Amount. The Decrease Charge remains level during the first five years following an increase in Face Amount, and then decreases each Contract Year to zero after the 10th year following an increase in Face Amount. Decrease Charges depend on the Insured’s Issue Age, sex (in most states), amount of decrease in Face Amount, risk class and duration of the Contract. We will subtract the decrease first from any previous increases in the Face Amount, starting with the most recent, then as needed from the original Face Amount.

LAPSE AND REINSTATEMENT

The prospectus provides a detailed discussion regarding lapse and reinstatement provisions of the Contract.

LOANS

The prospectus provides a detailed discussion regarding loans.

STANDARD AND POOR’S DISCLAIMER

The Contracts are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Contracts or any member of the public regarding the advisability of investing in securities generally or in the Contracts particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to Thrivent Financial is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the Contracts. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the Contract or the timing of the issuance or sale of the Contracts or in the determination or calculation of the equation by which the Contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the Contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by

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Thrivent Financial, owners of the Contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The consolidated balance sheets of Thrivent Financial as of December 31, 2010 and 2009, as well as the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2010, appearing in this SAI and Registration Statement, have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Variable Life Account I as of December 31, 2010, and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the Contracts. The value of the interest of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.

5

Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (“Thrivent Financial”) as of December 31, 2010 and 2009, and the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of Thrivent Financial’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of Thrivent Financial’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2010 and 2009, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 16, 2011

Thrivent Financial for Lutherans

Consolidated Balance Sheets

As of December 31, 2010 and 2009

(in millions)

	2010	2009
Assets
Fixed maturity securities, at fair value	$35,888	$31,909
Equity securities, at fair value	954	999
Mortgage loans	7,821	7,938
Contract loans	1,275	1,263
Short-term investments	697	598
Amounts due from brokers	237	103
Other investments	2,041	1,605

Total investments	48,913	44,415

Cash and cash equivalents	1,097	1,452
Accrued investment income	421	401
Receivables	207	205
Deferred acquisition costs	1,658	2,011
Property and equipment, net	152	159
Other assets	81	76
Assets held in separate accounts	13,796	11,717

Total Assets	$66,325	$60,436

Liabilities
Future contract benefits	$16,293	$15,471
Contractholder funds	24,458	23,521
Unpaid claims and claim expenses	228	227
Amounts due to brokers	1,617	1,364
Securities lending obligation	378	215
Other liabilities	734	731
Liabilities related to separate accounts	13,796	11,717

Total Liabilities	57,504	53,246
Members’ Equity
Retained earnings	7,720	6,893
Accumulated other comprehensive income	1,101	297

Total Members’ Equity	8,821	7,190

Total Liabilities and Members’ Equity	$66,325	$60,436

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Operations

For the Years Ended December 31, 2010, 2009 and 2008

(in millions)

	2010	2009	2008
Revenues
Premiums	$1,578	$1,404	$1,355
Net investment income	2,465	2,243	2,328
Realized investment gains (losses), net	309	(186)	(484)
Contract charges	650	601	629
Other revenue	388	258	305

Total Revenues	5,390	4,320	4,133

Benefits and Expenses
Contract claims and other benefits	1,335	1,312	1,270
Increase in contract reserves	787	648	693
Interest credited	1,067	1,069	1,038
Dividends to members	314	333	329

Total benefits	3,503	3,362	3,330

Underwriting, acquisition and insurance expenses	687	578	596
Amortization of deferred acquisition costs	255	197	358
Fraternal benefits and expenses	118	170	181

Total expenses	1,060	945	1,135

Total Benefits and Expenses	4,563	4,307	4,465

Net Income (Loss)	$827	$13	$(332)

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Members’ Equity

For the Years Ended December 31, 2010, 2009 and 2008

(in millions)

	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance as of January 1, 2008	$7,212	$31	$7,243
Comprehensive income (loss):
Net loss	(332)	—	(332)
Other comprehensive loss	—	(3,063)	(3,063)

Total comprehensive loss			(3,395)

Balance as of December 31, 2008	6,880	(3,032)	3,848
Comprehensive income (loss):
Net income	13	—	13
Other comprehensive income	—	3,329	3,329

Total comprehensive income			3,342

Balance as of December 31, 2009	6,893	297	7,190
Comprehensive income (loss):
Net income	827	—	827
Other comprehensive income	—	804	804

Total comprehensive income			1,631

Balance as of December 31, 2010	$7,720	$1,101	$8,821

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2010, 2009 and 2008

(in millions)

	2010	2009	2008
Operating Activities
Net income (loss)	$827	$13	$(332)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Change in contract liabilities and accruals	796	822	882
Change in contractholder funds	685	715	579
Change in deferred acquisition costs	(42)	(66)	131
Realized investment (gains) losses, net	(309)	186	484
Changes in other assets and liabilities	25	(80)	(67)

Net Cash Provided by Operating Activities	1,982	1,590	1,677

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	9,050	5,796	5,400
Cost of fixed maturity securities acquired	(11,551)	(7,650)	(5,509)
Proceeds from sales of equity securities	2,263	2,160	2,069
Cost of equity securities acquired	(2,094)	(1,853)	(2,222)
Proceeds from mortgage loans sold, matured or repaid	713	698	925
Cost of mortgage loans acquired	(670)	(969)	(1,032)
Sales (purchases) of fixed maturity securities under mortgage roll program, net	(94)	(881)	301
Contract loans issued, net	(12)	(22)	(3)
(Purchases) sales of short-term investments, net	(99)	821	503
Change in collateral held for securities lending	163	(616)	(883)
Other, net	(258)	646	(1,077)

Net Cash Used in Investing Activities	(2,589)	(1,870)	(1,528)

Financing Activities
Universal life and investment contract receipts	2,112	2,268	2,091
Universal life and investment contract withdrawals	(1,860)	(1,666)	(1,934)

Net Cash Provided by Financing Activities	252	602	157

Net Change in Cash and Cash Equivalents	(355)	322	306
Cash and Cash Equivalents, Beginning of Year	1,452	1,130	824

Cash and Cash Equivalents, End of Year	$1,097	$1,452	$1,130

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2010, 2009 and 2008

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as investment funds and banking and trust services, through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

Principles of Consolidation

The consolidated financial statements include the accounts of Thrivent Financial and its wholly owned subsidiaries and affiliated entities that are subject to consolidation, which include a stock life insurance company, a broker-dealer, a registered investment advisor, a bank, certain investment funds, a real estate development company, a transfer agent and a property and casualty insurance agency. All significant intercompany transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Investments

Fixed maturity securities:  Investments in fixed maturity securities are classified as either available for sale or as trading and are carried at fair value. The change in unrealized gains and losses on securities within the available-for-sale portfolio is included as a component of other comprehensive income, while the change in fair value on securities within the trading portfolio is recognized in the Consolidated Statements of Operations as a component of realized investment gains (losses). Discounts or premiums on fixed maturity securities are amortized over the term of the securities using the effective interest method.

Equity securities:  Investments in equity securities are classified as available for sale and carried at fair value. The change in unrealized gains and losses on equity securities is included as a component of the other comprehensive income.

Mortgage loans:  Mortgage loans are generally stated at their unpaid principal balances, adjusted for premium and discount amortization and an allowance for uncollectible balances. Discounts or premiums are amortized over the term of the loans using the effective interest method.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

Contract loans:  Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments:  Short-term investments are carried at amortized cost, which approximates fair value. Short-term investments have contractual maturities of 12 months or less at the time of acquisition.

Other investments:  Other investments consist primarily of equity limited partnerships, real estate joint ventures, derivative instruments and real estate. Real estate joint ventures and equity limited partnerships are valued using both the equity method and internal valuation models. Derivatives are carried at fair market value. Real estate is valued at cost plus capital expenditures less accumulated depreciation.

Loaned securities:  Securities loaned under Thrivent Financial’s securities lending agreement are included in the Consolidated Balance Sheets. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in an affiliated money market mutual fund which is included in cash and cash equivalents and in highly-liquid, highly-rated securities, which are included in equity securities, short-term investments, and cash and cash-equivalents on the Consolidated Balance Sheets. An obligation is also recognized for the amount of the collateral and is included in the Consolidated Balance Sheets. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary.

Mortgage dollar roll program:  Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage-backed securities (“MBS”). MBS dollar rolls are similar to repurchase agreements, whereby Thrivent Financial sells an MBS and subsequently enters into a commitment to purchase another security at a specified later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $1,299 million and $1,218 million in the mortgage dollar roll program as of December 31, 2010 and 2009, respectively.

Unrealized investment gains and losses:  Unrealized investment gains and losses on securities classified as available for sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of members’ equity.

Realized investment gains and losses:  Realized investment gains and losses on sales of securities are determined using an average cost method. Changes in fair value of fixed maturity securities within the trading portfolio are included as a component of realized investment gains and losses. Thrivent Financial periodically reviews its securities portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is other-than-temporary. Factors considered in the evaluation include the following: 1) Thrivent Financial’s ability to collect all amounts due according to the contractual terms of the debt security; 2) the financial condition of the issuer; 3) the near-term prospects of the issuer; 4) the length of time of the impairment; 5) the extent of the impairment; 6) Thrivent Financial’s ability to hold the security for a period of time sufficient to allow for any anticipated recovery in the market and 7) Thrivent Financial’s intent to retain its investment in the security for a period of time sufficient to allow for any anticipated recovery in the market. Investments that are determined to be other-than-temporarily impaired are written down to fair value with the impairment included as a component of realized investment losses or other comprehensive income, as appropriate. Changes in the allowances for mortgage loans and real estate are also included with realized investment gains and losses.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Cash and Cash Equivalents

Cash and cash equivalents are carried at amortized cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

For interest-sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Property and Equipment

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets, which range from 3 years for computer hardware and software to 40 years for buildings.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on daily net asset values. Operating results of the separate accounts are not included in the Consolidated Statements of Operations. While separate account liability values are not guaranteed, the variable annuity products in the separate accounts include guaranteed minimum death and living benefits. As of December 31, 2010 and 2009 an adjustment to the reserves totaling $(52) million and $78 million, respectively, has been recognized for the value to this embedded derivative.

Contract Liabilities and Accruals

Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.

Reserves for future contract benefits for nonparticipating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Contract Liabilities and Accruals , continued

Reserves for health contracts are generally computed using current pricing assumptions. For Medicare supplement, disability income and long-term care contracts, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, reported or unreported, relating primarily to health contracts. These reserves are based on past experience and applicable morbidity tables.

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

For life and certain annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Other Revenue

Other revenue consists primarily of fees earned from investment advisory services performed for the Thrivent family of mutual funds and variable product investment funds.

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends to members for these policies are recognized over the contract year and are reflected in the Consolidated Statements of Operations. The majority of life insurance contracts, except for universal life and term contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive and health insurance contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits and expenses related to Thrivent Financial’s fraternal character. This includes items

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Fraternal Benefits and Expenses, continued

such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of approximately 1,400 chapters, whose members participate in locally sponsored charitable activities.

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Thrivent Financial’s subsidiaries file a consolidated federal income tax return. The federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Income tax expense recorded by Thrivent Financial’s subsidiaries for the years ended December 31, 2010, 2009 and 2008 totaled $12 million, $1 million and $6 million, respectively. This tax expense is included as a component of underwriting, acquisition and insurance expenses in the Consolidated Statements of Operations. Thrivent Financial’s subsidiaries had a net deferred tax liability of $15 million and $9 million as of December 31, 2010 and 2009, respectively.

New Accounting Guidance

In January 2010, the Financial Accounting Standards Board (“FASB”) updated the accounting standards for fair value measurements. The standard requires separately disclosing the amounts of significant transfers into and out of Level 1 and Level 2 fair value measurements and describes the reasons for the transfers. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2010.

In June 2009, the FASB established the FASB Accounting Standards CodificationTM (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009.

In May 2009, the FASB updated the accounting standards on the recognition and disclosure of subsequent events. The standard also requires the disclosure of the date through which subsequent events were evaluated. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

In April 2009, the FASB updated the accounting standards to provide guidance on estimating the fair value of a financial asset or liability when the trade volume and level of activity for the asset or liability have significantly decreased relative to historical levels. The standard requires entities to disclose the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, debt and equity securities as defined by GAAP should be disclosed by major category. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

New Accounting Guidances, continued

In April 2009, the FASB updated the accounting standards for the recognition and presentation of other-than-temporary impairments for fixed maturity securities. Existing guidance was amended to require the credit portion of other-than-temporary impairment to be recorded in earnings and the noncredit portion of losses to be recorded in other comprehensive income. Separate presentation of both the credit and noncredit portions of other-than-temporary impairments is required. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

In March 2008, the FASB updated the accounting standards for disclosures about derivative instruments and hedging activities. The standard requires enhanced disclosures about the impact of derivative instruments on financial position, financial performance and cash flows. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

In December 2008, the FASB updated the accounting standards to require enhanced disclosure related to postretirement benefit plan assets, including information about inputs and techniques used to determine the fair value of plan assets. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

In 2008, Thrivent Financial adopted new guidance for measuring fair value, which expanded disclosures about fair value measurements. Under this guidance, fair value is based on an exit price model, whereby value is determined based on a price that would be paid or received to settle a financial instrument. Thrivent Financial adopted the guidance for the annual reporting period beginning January 1, 2008.

Subsequent Events

Thrivent Financial evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through February 16, 2011, the date the consolidated financial statements were available to be issued.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments

Fixed Maturity Securities

The amortized cost and fair value of Thrivent Financial’s investment in fixed maturity securities held in the available for sale portfolio are summarized as follows (in millions):

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2010
U.S. government and agency securities	$4,782	$165	$9	$4,938
U.S. state and political subdivision securities	249	3	0	252
Securities issued by foreign governments	344	38	0	382
Corporate debt securities	21,633	1,697	110	23,220
Residential mortgage-backed securities	1,491	5	182	1,314
Commercial mortgage-backed securities	1,804	76	35	1,845
Collateralized debt obligations	4	0	0	4
Other debt obligations	1,347	95	24	1,418

Total fixed maturity securities	$31,654	$2,079	$360	$33,373

December 31, 2009
U.S. government and agency securities	$4,776	$147	$14	$4,909
U.S. state and political subdivision securities	137	1	1	137
Securities issued by foreign governments	108	12	1	119
Corporate debt securities	20,062	1,197	222	21,037
Residential mortgage-backed securities	1,795	0	384	1,411
Commercial mortgage-backed securities	1,793	9	245	1,557
Collateralized debt obligations	22	0	3	19
Other debt obligations	1,196	75	40	1,231

Total fixed maturity securities	$29,889	$1,441	$910	$30,420

Thrivent Financial maintains a trading securities portfolio to support investment strategies that involve more frequent purchases and sales of securities. The amount of fixed maturity securities in the trading portfolio as of December 31, 2010 and 2009 totaled $2,515 million and $1,489 million, respectively. Changes in the fair value of such trading securities are included as a component of realized investment gains and (losses) and totaled $82 million, ($85) million and $68 million for the years ended December 31, 2010, 2009, and 2008, respectively.

The amortized cost and fair value of fixed maturity securities in the available-for-sale portfolio by contractual maturity as of December 31, 2010 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties (in millions).

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Fixed Maturity Securities, continued

	Amortized Cost	Fair Value
Due in one year or less	$1,112	$1,138
Due after one year through five years	7,157	7,646
Due after five years through ten years	9,566	10,313
Due after ten years	13,819	14,276

Total fixed maturity securities	$31,654	$33,373

Equity Securities

The cost and fair value of Thrivent Financial’s investment in equity securities are summarized as follows (in millions):

	Cost	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2010
Large-cap	$291	$36	$2	$325
Mid-cap	66	21	1	86
International	133	21	7	147
REITs	74	24	—	98
Preferred stock	66	8	13	61
Other	210	30	3	237

Total equity securities	$840	$140	$26	$954

December 31, 2009
Large-cap	$287	$40	$5	$322
Mid-cap	86	23	1	108
International	64	21	—	85
REITs	115	20	—	135
Preferred stock	113	6	22	97
Other	261	12	21	252

Total equity securities	$926	$122	$49	$999

Included in the equities securities balances discussed above is approximately $97 million and $93 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2010 and 2009, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Aging of Unrealized Losses

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities in the available-for-sale portfolio have been in a continuous unrealized loss position (in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2010
U.S. government and agency securities	26	$710	$9	1	$—	$—
U.S. state and political subdivision securities	3	13	—	—	—	—
Securities issued by foreign governments	2	16	—	—	—	—
Corporate debt securities	409	2,335	76	42	252	34
Residential mortgage-backed securities	8	70	3	97	983	179
Commercial mortgage-backed securities	11	136	2	16	276	33
Collateralized debt obligations	—	—	—	1	3	—
Other debt obligations	37	170	3	28	107	21

Total fixed maturity securities	496	$3,450	$93	185	$1,621	$267

December 31, 2009
U.S. government and agency securities	20	$747	$14	9	$12	$—
U.S. state and political subdivision securities	5	41	1	—	—	—
Securities issued by foreign governments	3	20	1	—	—	—
Corporate debt securities	278	1,541	46	376	1,973	176
Residential mortgage-backed securities	8	46	14	129	1,351	370
Commercial mortgage-backed securities	9	136	2	66	1,144	243
Collateralized debt obligations	—	—	—	3	10	3
Other debt obligations	24	126	10	44	181	30

Total fixed maturity securities	347	$2,657	$88	627	$4,671	$822

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Aging of Unrealized Losses, continued

The following table shows the fair value and gross unrealized losses by length of time that individual equity securities have been in a continuous unrealized loss position (in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2010
Large-cap	17	$51	$2	—	$—	$—
Mid-cap	14	7	1	—	—	—
International	3	67	7	—	—	—
REITs	10	1	—	—	—	—
Preferred stock	3	9	1	1	1	12
Other	78	65	3	—	—	—

Total equity securities	125	$200	$14	1	$1	$12

December 31, 2009
Large-cap	35	$45	$4	—	$—	$—
Mid-cap	32	12	1	—	—	—
International	—	—	—	—	—	—
REITs	16	4	—	—	—	—
Preferred stock	13	—	—	31	69	22
Other	110	—	22	—	—	—

Total equity securities	206	$61	$27	31	$69	$22

Thrivent Financial performs periodic evaluations of its securities in accordance with its impairment policy in order to determine whether such securities are other-than-temporarily impaired. This review includes an evaluation of each security issuer’s creditworthiness such as its ability to generate operating cash flow and remain current on all debt obligations as well as any changes in its credit ratings from third party agencies. Thrivent Financial also evaluates the severity and duration of any decline in fair value as another indicator of other-than-temporary impairment. Thrivent Financial takes into consideration the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes in evaluating the potential need to sell securities that are in an unrealized loss position but where there are no other indications of other-than-temporary impairment. Based on the investments within the available-for-sale portfolio, the asset/liability position and the market conditions that existed as of the balance sheet dates, Thrivent Financial has no pending decisions to sell any of the securities within its available-for-sale portfolio, and generally, has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value; however, if a significant change in the capital markets occurs that affects the overall risk profile of its investment strategies, Thrivent Financial may need to update its assessment of its investment holdings. If in response to changed conditions in the capital markets, Thrivent Financial decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.

Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate and church-related properties. Such investments consist of first mortgage liens on completed income-producing properties. The unpaid principal balances of mortgage loans and the allowance for credit losses as of December 31 were as follows (in millions):

	2010	2009
Commercial	$6,513	$6,562
Church	1,029	1,024
Non-commercial	361	384

	7,903	7,970
Allowance for credit losses	(82)	(32)

Total	$7,821	$7,938

Maximum loan to value ratio for loans issued during the year	79%	75%

The changes in the allowance for credit losses for the years ended December 31 were as follows (in millions):

	2010	2009	2008
Allowance for credit losses, beginning of year	$32	$11	$4
Net additions	50	21	7

Allowance for credit losses, end of year	$82	$32	$11

Thrivent Financial does not accrue interest income on impaired mortgage loans; rather, income is recognized for these loans when received. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that Thrivent Financial will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. Interest income recognized on impaired mortgage loans totaled $1.3 million, $0.2 million and $0.2 million during the years ended December 31, 2010, 2009 and 2008, respectively.

The distribution of Thrivent Financial’s mortgage loan investments among various geographic regions of the United States as of December 31 was as follows:

	2010	2009
Geographic Region
Pacific	27%	26%
South Atlantic	18	19
West North Central	13	13
East North Central	13	13
Mountain	10	10
West South Central	8	9
Mid Atlantic	8	8
Other	3	2

Total	100%	100%

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

The distribution of Thrivent Financial’s mortgage loan investments among various property types as of December 31 was as follows:

	2010	2009
Property Type
Industrial	31%	31%
Retail	21	20
Office	19	20
Church	14	13
Apartments	5	5
Hotel/Motel	3	3
Other	7	8

Total	100%	100%

Derivative Financial Instruments

Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefit features of certain variable annuity products. Thrivent Financial does not use hedge accounting treatment for any of its derivative financial instruments.

Foreign Currency Swaps

Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments. The swaps are valued at fair value at each reporting period, and the change in the fair value is recognized in earnings. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Credit Default Swaps

Thrivent Financial enters into credit default swaps (“CDS”) to buy loss protection from a counterparty in the event of default of a reference obligation or a reference pool of assets. The CDS swaps the credit risk of certain fixed maturity securities with the credit risk of a basket of U.S. securities and indexes.

Futures

Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed living benefit features of certain variable annuity products. Cash paid for the future contract is recorded in other investments. The future contracts are valued at fair value at each reporting period, and the change in the fair value is recognized in earnings.

Covered Written Call Options

Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral which it owns. The premium received for these call options is recorded as a

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

Covered Written Call Options, continued

liability at fair value at each reporting period with the change in market value recognized in earnings. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of net investment income. During the years ended 2010, 2009 and 2008, $11 million, $5 million and $8 million, respectively, was received in call premium.

Options on Convertible Bonds and Preferred Stocks

Thrivent Financial owns bonds and preferred stocks with convertible options, which are recorded as embedded derivatives. The securities are bifurcated with the option value recorded in other investments. These embedded derivatives are valued at fair value at each reporting period, and the change in fair value is recognized in earnings.

The following table summarizes the carrying values of derivative financial instruments, which equal fair values and are included in other assets on the Consolidated Balance Sheets, and the notional amounts of Thrivent Financial’s derivative financial instruments (in millions):

	Assets
December 31, 2010	Carrying Value	Notional Amount	Gain/ Loss	Financial Statement Location
Credit default swaps	$—	$—	$2	Realized investment gains (losses), net
Futures	—	—	—
Foreign currency swaps	—	41	—	Realized investment gains (losses), net
Options on convertible bonds and preferred stocks	271	668	29	Realized investment gains (losses), net

Total Assets	$271	$709	$31

	Liabilities
	Carrying Value	Notional Amount	Gain/ Loss	Financial Statement Location
Call options	$(1)	$100	$3	Realized investment gains (losses), net
Futures	(5)	—	(43)	Realized investment gains (losses), net
Foreign currency swaps	(5)	47	(7)	Net Investment Income

Total Liabilities	$(11)	147	(47)

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

	Assets
December 31, 2009	Carrying Value	Notional Amount	Gain/ Loss	Financial Statement Location
Credit default swaps	$2	$22	$—	Realized investment gains (losses), net
Futures	147	149	(34)	Realized investment gains (losses), net
Options on convertible bonds and preferred stocks	263	607	103	Realized investment gains (losses), net

Total Assets	$412	$778	$69

	Liabilities
	Carrying Value	Notional Amount	Gain/ Loss	Financial Statement Location
Call options	$1	$300	$—	Realized investment gains (losses), net
Foreign currency swaps	(15)	102	—	Net investment income

Total Liabilities	$(14)	402	—

Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Loaned Securities

Elements of the securities lending program are presented below as of December 31 (in millions):

	2010	2009
Loaned securities
Carrying value	$370	$210
Fair value	370	210
Cash collateral reinvested
Carrying value	$378	$215
Fair value	378	215
Aging of cash collateral liability
Open collateral positions	$378	$215

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Investment Income

Investment income by type of investment for the years ended December 31 is summarized as follows (in millions):

	2010	2009	2008
Fixed maturity securities, available for sale	$1,743	$1,712	$1,603
Equity securities	23	33	57
Mortgage loans	505	489	498
Contract loans	90	88	87
Other invested assets	146	(45)	112

	2,507	2,277	2,357
Investment expenses	42	34	29

Net investment income	$2,465	$2,243	$2,328

Realized Investment Gains and Losses

Realized investment gains and losses for the years ended December 31 were as follows (in millions):

	2010	2009	2008
Net gains (losses) on sales:
Fixed maturity securities, available for sale:
Gross gains	$321	$254	$176
Gross losses	(120)	(93)	(259)
Equity securities:
Gross gains	149	193	101
Gross losses	(60)	(234)	(310)
Other	9	(40)	105

	299	80	(187)

Fixed maturity securities, trading	82	(85)	68

Provisions for losses:
Fixed maturity securities, available for sale — credit related losses	(45)	(100)	(259)
Equity securities	—	(21)	(35)
Mortgage loans and other invested assets	(27)	(60)	(71)

	(72)	(181)	(365)

Realized investment gains (losses), net	$309	$(186)	$(484)

During 2010 and 2009, Thrivent Financial recognized other-than-temporary impairments on structured securities totaling $97 million and $92 million, respectively. Based on cash flow analysis of the impaired securities, it was estimated that $41 million of the 2010 impairment was credit related and $56 million was related to other factors. It was estimated that $50 million of the 2009 impairment was credit related and $42 million was related to other factors. The credit related portion of the impairment was recognized as a realized

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Realized Investment Gains and Losses, continued

investment loss in the Consolidated Statements of Operations, while the impairment related to other factors was recognized in other comprehensive income.

The following table presents a rollforward of the cumulative amounts of other-than-temporary impairments reported in other comprehensive income (in millions):

Losses included in accumulated other comprehensive income, December 31, 2009	$	(48)
Additional impairments on securities held at beginning of year, recorded in realized loss on statement of operations		8
Recognized (gain) loss in current year		1
Change in unrealized loss on securities held at beginning of year		9
Other-than-temporary impairments recorded in other comprehensive income for additional securities		(34)

Losses included in accumulated other comprehensive income, December 31, 2010		$(64)

During 2008, Thrivent Financial purchased from its affiliated family of mutual funds securities at amortized cost of $23 million. Thrivent Financial subsequently recorded an other-than-temporary impairment of $19 million related to these securities.

Proceeds from the sale of fixed maturity securities in the available-for-sale portfolio, net of mortgage dollar roll transactions, were $6.8 billion, $5.4 billion and $4.9 billion for the years ended December 31, 2010, 2009 and 2008, respectively.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income as of December 31 are shown below (in millions):

	2010	2009
Unrealized investment gains	$1,954	$701
Unrealized investment losses on previously impaired structured securities	(64)	(48)
Deferred acquisition costs adjustment	(452)	(57)
Loss reserve adjustment	(27)	—
Deferred income taxes adjustment	(10)	(4)
Pension liability adjustment	(300)	(295)

Total	$1,101	$297

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) for the years ended December 31 were as follows (in millions):

	2010	2009	2008
Unrealized investment gains and losses arising during the period on securities available for sale	$1,482	$3,971	$(3,966)
Reclassification adjustment for realized gains and losses included in net income	(245)	(1)	586
Change in deferred acquisition costs due to unrealized investment gains and losses	(395)	(596)	520
Change in shadow loss reserve	(27)	—	—
Change in deferred income taxes due to unrealized investment gains and losses	(6)	(23)	18
Pension liability adjustment	(5)	(22)	(221)

Total other comprehensive income (loss)	$804	$3,329	$(3,063)

Note 3. Deferred Acquisition Costs

The changes in deferred acquisition costs for the years ended December 31 were as follows

(in millions):

	2010	2009	2008
Balance at beginning of year	$2,068	$2,002	$2,133
Capitalization of acquisition costs	297	261	227
Acquisition costs amortized	(255)	(195)	(358)

	2,110	2,068	2,002
Adjustment for unrealized investment gains and losses	(452)	(57)	539

Balance at end of year	$1,658	$2,011	$2,541

Note 4. Property and Equipment

The components of property and equipment as of December 31 were as follows (in millions):

	2010	2009
Buildings	$154	$152
Furniture and equipment	359	323
Other	24	17

	537	492
Accumulated depreciation	(385)	(333)

Property and equipment, net	$152	$159

Depreciation expense for the years ended December 31, 2010, 2009 and 2008, was $55 million, $53 million and $43 million, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in reserves for future policy benefits and claims liabilities for the years ended December 31 is summarized below (in millions):

	2010	2009	2008
Net balance at January 1	$587	$511	$472
Incurred related to:
Current year	258	237	214
Prior years	44	59	29

	302	296	243

Paid related to:
Current year	55	61	62
Prior years	185	159	142

	240	220	204

Net balance at December 31	$649	$587	$511

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claims experience. Differences between anticipated claims and actual claims can result in adjustments to liabilities in each year. During 2009, Thrivent Financial updated its assumptions regarding the ultimate claim termination rates associated with its long-term care business, which resulted in an increase in the claim liability of approximately $36 million.

Note 6. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 6. Reinsurance, continued

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31 were as follows (in millions):

	2010	2009	2008
Direct premiums	$1,640	$1,460	$1,407
Reinsurance ceded	(62)	(56)	(52)

Net premiums	$1,578	$1,404	$1,355

Direct benefits	$1,364	$1,339	$1,302
Reinsurance ceded	(29)	(27)	(32)

Net contract benefits	$1,335	$1,312	$1,270

Reinsurance recoveries	$7	$7	$7

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Reinsurance recoverables on life and accident and health claims included in receivables in the Consolidated Balance Sheets as of December 31, 2010 and 2009, were $175 million and $165 million, respectively.

Four reinsurance companies account for approximately 95% of the reinsurance recoverable at December 31, 2010. Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances.

Note 7. Fair Value of Financial Instruments

Fair Value of Financial Instruments Carried at Fair Value

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.

Fixed Maturity Securities

Fair values for fixed maturity securities are primarily based on quoted market prices in active markets, where available. These primarily include U.S. Treasury bonds.

When quoted prices are not available, we obtain a price from a third party pricing vendor. Pricing from a third party pricing vendor varies by asset class, but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events, and economic events. These primarily include corporate debt securities and asset-backed securities.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Carried at Fair Value, continued

Fixed Maturity Securities, continued

If we are unable to obtain a price from a third party pricing vendor, we may obtain a broker quote or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry, utilize observable market data where available and include unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. These primarily include primarily private placement debt securities and other debt obligations.

Equity Securities

The fair values for investments in equity securities are primarily based on quoted market prices in active markets.

Short-Term Investments

Short-term investments carried at fair value consist of investments in money market mutual funds. The fair value for these investments is based on quoted daily net asset value of the invested funds.

Other Investments

Other investments primarily include derivatives and private equity investments. The fair values of futures and equity options are the closing price of their actively traded exchanges. Bond options and swaps have fair values derived from broker quotes that rely on both observable and unobservable inputs. The fair values of private equity investments are valued primarily using internal valuation methodologies designed for specific asset classes utilizing both income and market based approaches where possible. Limited Partnerships are valued based on audited GAAP equity provided by the partnership’s management adjusted for subsequent cash flows.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Carried at Fair Value, continued

Assets Held in Separate Accounts

The fair values for separate account assets are based on quoted daily net asset values of the funds in which the separate accounts are invested.

The fair values of Thrivent Financial’s financial instruments carried at fair value, were as follows (in millions):

	Level 1	Level 2	Level 3	Total
Fair Value at December 31, 2010:
Fixed maturity securities:
U.S. government and agency securities	$1,295	$6,159	$3	$7,457
U.S. state and political subdivision securities	—	248	—	248
Securities issued by foreign governments	—	354	28	382
Corporate debt securities	—	18,932	4,288	23,220
Residential mortgage-backed securities	—	1,305	9	1,314
Commercial mortgage-backed securities	—	1,814	31	1,845
Collateralized debt obligations	—	—	4	4
Other debt obligations	—	1,156	262	1,418
Equity securities:
Large-cap	325	—	—	325
Mid-cap	86	—	—	86
International	—	147	—	147
REITs	98	—	—	98
Preferred stocks	—	61	—	61
Other	188	49	—	237
Short-term investments	—	207	—	207
Other investments	6	274	1,670	1,950
Assets held in separate accounts	—	13,796	—	13,796

Total	$1,998	$44,502	$6,295	$52,795

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Carried at Fair Value, continued

	Level 1	Level 2	Level 3	Total

Fair Value at December 31, 2009:
Fixed maturity securities:
U.S. government and agency securities	$936	$5,459	$—	$6,395
U.S. state and political subdivision securities	—	137	—	137
Securities issued by foreign governments	—	119	—	119
Corporate debt securities	—	16,737	4,300	21,037
Residential mortgage-backed securities	—	1,404	7	1,411
Commercial mortgage-backed securities	—	1,553	4	1,557
Collateralized debt obligations		—	19	19
Other debt obligations	—	1,093	138	1,231
Equity securities:
Large-cap	322	—	—	322
Mid-cap	108	—	—	108
International	—	85	—	85
REITs	135	—	—	135
Preferred stocks	—	97	—	97
Other	99	151	2	252
Short-term investments	—	221	—	221
Other investments	—	269	1,291	1,560
Assets held in separate accounts	—	11,717	—	11,717

Total	$1,600	$39,042	$5,761	$46,403

For those financial instruments carried on the consolidated balance sheet at fair value and whose fair value is categorized as Level 3, the following table shows the changes in fair value for the years ended December 31 (in millions):

	Balance, January 1, 2010	Realized gains and losses included in net income	Unrealized gains and losses included in other compre- hensive income	Purchases, sales and maturities, net	Transfers in and out of Level 3	Balance, December 31, 2010
Fixed maturity securities:
U.S. government and agency securities	—	—	—	(2)	5	3
U.S. state and political subdivision securities	—	—	—	—	—	—
Securities issued by foreign governments	—	—	1	—	27	28
Corporate debt securities	4,300	14	63	37	(126)	4,288
Residential mortgage-backed securities	7	2	3	(3)	—	9
Commercial mortgage-backed securities	4	—	7	(1)	21	31
Collateralized debt obligations	19	(6)	5	(15)	1	4
Other debt obligations	138	1	16	(40)	147	262
Other equity securities	2	—	—	—	(2)	—
Other investments	1,291	220	4	158	(3)	1,670

Total	$5,761	$231	$99	$134	$70	$6,295

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Carried at Fair Value, continued

Transfers in and out of Level 3 assets include transfers to and from Level 1 and Level 2 securities, as well as reclassification adjustments within the Level 3 asset categories.

Amount of gains (losses) recognized in net income attributable to the change in unrealized gains (losses) related to assets still held at December 31, 2010
Other investments	$219

Total	$219

	Balance, January 1, 2009	Realized gains and losses included in net income	Unrealized gains and losses included in other compre- hensive income	Purchases, sales and maturities, net	Transfers in and out of Level 3	Balance, December 31, 2009
Corporate debt securities	$3,755	$—	$674	$(129)	$—	$4,300
Residential mortgage-backed securities	16	(3)	(6)	—	—	7
Commercial mortgage-backed securities	3	—	1	—	—	4
Collateralized debt obligations	20	(19)	20	(2)	—	19
Other debt obligations	139	—	20	(21)	—	138
Other equity securities	1	—	—	2	(1)	2
Other investments	1,205	(97)	(24)	207	—	1,291

Total	$5,139	$(119)	$685	$57	$(1)	$5,761

Amount of gains (losses) recognized in net income attributable to the change in unrealized gains (losses) related to assets still held at December 31, 2009
Other investments	$(27)
Total	$(27)

The fair values of significant transfers of Thrivent Financial’s Level 1 and Level 2 fair value measurements were as follows:

	Level 1	Level 2
Fair Value at December 31, 2010:
Transfers into	$4	$31
Transfers out of	—	(105)

The transfers during 2010 were due to price source changes. There were no transfers during 2009.

Fair Value of Financial Instruments Not Carried at Fair Value

The following methods and assumptions were used in estimating fair value disclosures for financial instruments not carried at fair value.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Not Carried at Fair Value, continued

Mortgage Loans

The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Contract Loans

The carrying amounts for these instruments approximate their fair values.

Short-Term Investments

Short-term investments not carried at fair value consist primarily of investments in commercial paper and agency notes. The carrying amounts for these investments approximate their fair values.

Other Investments

Other investments not carried at fair value include primarily investments in real estate and real estate joint ventures. The fair values are valued primarily using various market valuation techniques.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits, commercial paper and agency notes. The carrying amounts for these instruments approximate their fair values.

Policyholder Account Balances

The fair values for investment-type contracts, such as deferred annuities, liabilities related to separate account liabilities, supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.

Liabilities Related to Separate Accounts

The carrying amounts for these instruments reflect the amounts in the separate account assets and approximate their fair values.

Other Liabilities

The fair values for other liabilities, such as interest-bearing withdrawal accounts and fixed-rate certificates of deposit, are based on current market interest rates offered for these products. Fair values for other liabilities with fixed maturities are estimated based on cash flow analysis using discount rates of similar instruments.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Not Carried at Fair Value, continued

The carrying values and estimated fair values of Thrivent Financial’s financial instruments not carried at fair value as of December 31 were as follows (in millions):

	2010		2009
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Financial Assets:
Mortgage loans	$7,821	$7,920	$7,938	$7,515
Contract loans	1,275	1,275	1,263	1,263
Short-term investments	490	490	377	377
Other investments	91	129	45	82
Cash and cash equivalents	1,097	1,097	1,452	1,452
Financial Liabilities:
Policyholder account balances	14,302	14,195	13,640	13,542
Liabilities related to separate accounts	13,796	13,796	11,717	11,717
Other liabilities	472	469	479	474

The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These fair values are for certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Note 8. Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan which provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):

	Retirement Plan			Other Plans
	2010	2009	2008	2010	2009	2008
Service cost	$18	$16	$16	$3	$3	$3
Interest cost	42	42	39	8	8	7
Expected return on plan assets	(53)	(52)	(52)	—	—	—
Amortization of prior service cost	(1)	—	(1)	(1)	(1)	(1)
Other	7	—	—	3	2	1

Periodic cost	$13	$6	$2	$13	$12	$10

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

The plans’ funded status and the amounts recognized in the consolidated financial statements as of December 31 were as follows (in millions):

	Retirement Plan		Other Plans
	2010	2009	2010	2009
Change in projected benefit obligation:
Benefit obligation, beginning of year	$730	$637	$139	$125
Service cost	18	16	3	3
Interest cost	42	42	8	8
Actuarial loss (gain)	28	67	2	11
Benefits paid	(34)	(32)	(7)	(8)

Benefit obligation, end of year	784	730	145	139

Change in plan assets:
Fair value of plan assets, beginning of year	549	429	—	—
Actual return on plan assets	69	107	—	—
Employer contribution	20	45	7	8
Benefits paid	(34)	(32)	(7)	(8)

Fair value of plan assets, end of year	604	549	—	—

Funded status	$(180)	$(181)	$(145)	$(139)

Amounts recognized in accumulated other comprehensive income:
Prior Service Credit	$(3)	$(4)	$(2)	$(3)
Net Loss	255	250	50	52

Total Recognized	$252	$246	$48	$49

Accumulated benefit obligation	$737	$676	$145	$139

As of December 31, 2010 and 2009, the accumulated benefit obligation of the retirement plan and of other benefit plans exceeded the fair value of the assets. As a result, a benefit obligation liability was included in other liabilities in the Consolidated Balance Sheets.

Thrivent Financial periodically evaluates the long-term earned rate assumption taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumption used in calculating the plan’s benefit expenses and obligation.

	Retirement Plan		Other Benefits
	2010	2009	2010	2009
Weighted average assumptions at end of year:
Discount rate	5.50%	5.95%	5.50%	5.95%
Expected return on plan assets	8.50	8.50	N/A	N/A
Rate of compensation increase	3.00	3.45	N/A	N/A

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 7.5% in 2010, trending down to 5% in 2020. The assumed health care cost trend rates can have a significant

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

impact on the amounts reported. For example, a one-percentage point increase in the rate would increase the 2010 total service and interest cost by $1 million and the postretirement health care benefit obligation by $14 million. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. This subsidy has been taken into consideration in the calculation of the net periodic postretirement benefit costs and the accumulated postretirement benefit obligation.

Estimated benefit payments for the next ten years are as follows: 2011—$46 million; 2012—$48 million; 2013—$51 million; 2014—$53 million; 2015—$56 million; and 2016 to 2020—$320 million.

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Target allocations for plan assets are 60% equity securities and 40% fixed income and other securities. Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large cap and small cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future.

The fair values of the defined benefit plan by asset category as described previously in the fair value footnote are as follows (in millions):

	Level 1	Level 2	Level 3	Total
Fair Value at December 31, 2010:
Fixed maturity securities:
U.S. government and agency securities	$62	$57	$—	$119
U.S. state and political subdivision securities	—	1	—	1
Securities issued by foreign governments	—	—	—	—
Corporate debt securities	—	30	—	30
Residential mortgage-backed securities	—	5	—	5
Commercial mortgage-backed securities	—	11	—	11
Other debt obligations	—	12	—	12
Equity securities:
Large-cap	232	—	—	232
International	—	91	—	91
REITs	59	—	—	59
Preferred stocks	—	—	—	—
Other	48	—	—	48
Short-term investments	—	1	—	1
Cash and cash equivalents	—	40	—	40

Total	$401	$248	$—	$649

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

	Level 1	Level 2	Level 3	Total

Fair Value at December 31, 2009:
Fixed maturity securities:
U.S. government and agency securities	$32	$52	$—	$84
U.S. state and political subdivision securities	—	1	—	1
Securities issued by foreign governments	—	—	—	—
Corporate debt securities	—	37	—	37
Residential mortgage-backed securities	—	14	—	14
Commercial mortgage-backed securities	—	14	—	14
Other debt obligations	—	6	—	6
Equity securities:
Large-cap	223	—	—	223
International	—	86	—	86
REITs	46	—	—	46
Preferred stocks	—	2	—	2
Other	39	—	—	39
Short-term investments	—	1	—	1
Cash and cash equivalents	—	41	—	41

Total	$340	$254	$—	$594

The fair value of defined benefit plan assets as presented in the table above does not include net accrued liabilities in the amount of $45 million as of both December 31, 2010 and 2009.

The minimum pension contribution required for 2010 under ERISA guidelines will be determined in 2011.

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits, which cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent Financial will match participant contributions up to 6% of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees.

For the years ended December 31, 2010, 2009 and 2008, Thrivent Financial contributed $27 million, $26 million and $24 million, respectively, to these plans.

As of December 31, 2010 and 2009 $109 million and $113 million, respectively, of the assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Other Matters

Commitments and Contingent Liabilities

Litigation and Other Proceedings

Thrivent Financial is involved in various lawsuits, contractual matters and other contingencies that have arisen from the normal course of business. Thrivent Financial assesses its exposure to these matters periodically and adjusts its provision accordingly. As of December 31, 2010, Thrivent Financial believes adequate provision has been made for any potential losses that may result from these matters.

Financial Instruments

Thrivent Financial is a party to financial instruments with on- and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Consolidated Balance Sheets. Thrivent Financial’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans, church loans and other lines of credit at market interest rates in the amount of $71 million and $123 million as of December 31, 2010 and 2009, respectively. Commitments to purchase other invested assets were $1,472 million and $1,852 million as of December 31, 2010 and 2009, respectively.

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions as defined in the agreement occur. This agreement is secured by the assets of the third party.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $8 million, $8 million and $9 million for the years ended December 31, 2010, 2009 and 2008, respectively. Future minimum aggregate rental commitments as of December 31, 2010, for operating leases were as follows: 2011 — $6 million; 2012 — $4 million; 2013 — $3 million; 2014 — $1 million; and 2015 — $0.3 million.

Thrivent Financial has rental income generated from properties acquired through default on mortgage loans held and from rental space in its corporate headquarters building. Future minimum lease payment receivables under noncancelable leasing arrangements as of December 31, 2010 are as follows: 2011 — $8 million; 2012 — $7 million; 2013 — $6 million; 2014 — $5 million; and 2015 — $5 million.

Subsidiary Debt

Thrivent Financial holds a majority-owned subsidiary with $34 million and $37 million of long-term debt at December 31, 2010 and 2009, which is included in other liabilities on the Consolidated Balance Sheets. The debt has no recourse to Thrivent Financial, matures at various dates through 2013 and carries interest rates based on LIBOR plus a spread with a minimum interest rate floor.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results

The accompanying consolidated financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by the primary states regulating Thrivent Financial. Prescribed accounting practices are included in the National Association of Insurance Commissioner’s Accounting Practices and Procedures Manual. Permitted practices are accounting practices that may deviate from prescribed practices upon the approval of the primary states regulating Thrivent Financial. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies.

Fixed Maturity Securities

For statutory purposes, investments in fixed maturity securities are reported at amortized cost.

Acquisition Costs

Costs incurred to acquire new business are charged to operations as incurred.

Contract Liabilities

Liabilities for future contract benefits and expenses are determined using statutorily prescribed rates for mortality and interest.

Non-Admitted Assets

Certain assets, primarily furniture, equipment and agents’ debit balances, are charged directly to members’ equity and excluded from the Consolidated Balance Sheets.

Interest Maintenance Reserve

Certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

A reserve, charged directly to members’ equity, is maintained based on certain risk factors applied to invested asset classes.

Premiums and Withdrawals

Funds deposited and withdrawn on universal life and investment-type contracts are recorded in the Consolidated Statements of Operations.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results, continued

Consolidation

Subsidiaries are not consolidated into the statutory results; rather, the equity method of accounting for the ownership of subsidiaries is used, with the change in the value of the subsidiaries reflected as a direct adjustment of members’ equity.

Summarized statutory-basis financial information as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008, for Thrivent Financial is as follows (in millions):

	2010	2009	2008
Admitted assets	$59,225	$54,372	$49,470

Liabilities	$55,129	$50,245	$45,535
Surplus	4,096	4,127	3,935

Total liabilities and surplus	$59,225	$54,372	$49,470

	2010	2009	2008
Gain from operations before net realized capital gains and losses	$268	$275	$102
Net realized capital (losses) gains	(19)	(293)	(417)

Net (loss) income	249	(18)	(315)
Total other changes	(280)	210	(184)

Net change in unassigned surplus	$(31)	$192	$(499)

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Life Account I (the Variable Account) sponsored by Thrivent Financial for Lutherans, referred to in Note 1, as of December 31, 2010, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Life Account I at December 31, 2010, and the results of their operations and changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

April 18, 2011

THRIVENT VARIABLE LIFE ACCOUNT I

Statements of Assets and Liabilities

December 31, 2010

	Investments at Fair Value	Net Assets	Series Funds at cost	Series Fund Shares Owned
Aggressive Allocation Subaccount	$46,244,872	$46,244,872	$42,856,538	3,782,966
Moderately Aggressive Allocation Subaccount	$87,252,053	$87,252,053	$82,445,552	7,338,396
Moderate Allocation Subaccount	$38,503,388	$38,503,388	$36,393,541	3,265,461
Moderately Conservative Allocation Subaccount	$6,005,431	$6,005,431	$5,664,621	515,108
Partner Technology Subaccount	$3,194,004	$3,194,004	$2,830,662	449,044
Partner Healthcare Subaccount	$322,686	$322,686	$276,812	26,705
Partner Natural Resources Subaccount	$663,132	$663,132	$528,225	69,351
Partner Emerging Markets Subaccount	$802,453	$802,453	$603,195	64,828
Real Estate Securities Subaccount	$3,151,034	$3,151,034	$3,224,169	217,442
Partner Utilities Subaccount	$150,734	$150,734	$140,970	18,619
Partner Small Cap Growth Subaccount	$1,769,989	$1,769,989	$1,493,531	137,010
Partner Small Cap Value Subaccount	$3,555,171	$3,555,171	$2,994,201	186,494
Small Cap Stock Subaccount	$6,850,162	$6,850,162	$6,501,885	540,933
Small Cap Index Subaccount	$15,710,619	$15,710,619	$16,283,400	1,191,436
Mid Cap Growth II Subaccount	$718,212	$718,212	$662,032	72,165
Mid Cap Growth Subaccount	$6,045,078	$6,045,078	$4,848,439	325,638
Partner Mid Cap Value Subaccount	$676,043	$676,043	$572,721	50,509
Mid Cap Stock Subaccount	$6,988,934	$6,988,934	$5,993,564	570,363
Mid Cap Index Subaccount	$5,094,709	$5,094,709	$4,624,512	394,556
Partner Worldwide Allocation Subaccount	$1,111,733	$1,111,733	$996,049	126,724
Partner International Stock Subaccount	$14,058,059	$14,058,059	$15,236,501	1,317,235
Partner Socially Responsible Stock Subaccount	$45,544	$45,544	$38,401	4,400
Partner All Cap Growth Subaccount	$1,302,876	$1,302,876	$845,265	129,435
Partner All Cap Value Subaccount	$454,695	$454,695	$332,162	50,004
Partner All Cap Subaccount	$1,808,968	$1,808,968	$1,878,643	202,678
Large Cap Growth II Subaccount	$530,179	$530,179	$640,628	76,395
Large Cap Growth Subaccount	$8,934,572	$8,934,572	$7,683,845	526,955
Partner Growth Stock Subaccount	$2,263,614	$2,263,614	$2,099,851	195,464
Large Cap Value Subaccount	$6,197,359	$6,197,359	$6,147,436	577,735
Large Cap Stock Subaccount	$12,539,799	$12,539,799	$12,524,103	1,475,167
Large Cap Index Subaccount	$25,403,739	$25,403,739	$28,238,670	1,434,470
Equity Income Plus Subaccount	$197,502	$197,502	$176,217	21,803
Balanced Subaccount	$8,269,221	$8,269,221	$8,185,442	561,886
High Yield Subaccount	$3,143,416	$3,143,416	$3,058,299	653,246
Diversified Income Plus Subaccount	$2,968,817	$2,968,817	$2,817,029	440,086
Partner Socially Responsible Bond Subaccount	$83,681	$83,681	$84,672	8,113
Income Subaccount	$3,050,495	$3,050,495	$2,959,011	306,385
Bond Index Subaccount	$4,249,243	$4,249,243	$4,076,831	396,162
Limited Maturity Bond Subaccount	$3,741,722	$3,741,722	$3,736,896	381,726
Mortgage Securities Subaccount	$747,410	$747,410	$707,889	72,393
Money Market Subaccount	$2,542,320	$2,542,320	$2,542,320	2,542,320

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I

Statements of Operations

December 31, 2010

			Realized and unrealized gain (loss) on investments
	Investment Income
	Dividends	Net investment income (loss)	Realized gain (loss) on sale of investments	Capital Gain Distributions	Change in unrealized appreciation (depreciation) of Investments	Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Aggressive Allocation Subaccount	$571,950	$571,950	$(125,748)	$347,721	$5,940,226	$6,162,199	$6,734,149
Moderately Aggressive Allocation Subaccount	$1,730,999	$1,730,999	$(199,171)	$1,117,379	$8,750,066	$9,668,274	$11,399,273
Moderate Allocation Subaccount	$828,844	$828,844	$(40,549)	$491,135	$3,081,492	$3,532,078	$4,360,922
Moderately Conservative Allocation Subaccount	$127,164	$127,164	$3,993	$80,583	$372,487	$457,063	$584,227
Partner Technology Subaccount	$—	$—	$(14,790)	$—	$648,778	$633,988	$633,988
Partner Healthcare Subaccount	$374	$374	$6,560	$4,161	$15,816	$26,537	$26,911
Partner Natural Resources Subaccount	$391	$391	$5,426	$—	$85,558	$90,984	$91,375
Partner Emerging Markets Subaccount	$—	$—	$11,716	$—	$141,865	$153,581	$153,581
Real Estate Securities Subaccount	$83,070	$83,070	$(61,060)	$—	$679,395	$618,335	$701,405
Partner Utilities Subaccount	$2,544	$2,544	$(54)	$—	$6,780	$6,726	$9,270
Partner Small Cap Growth Subaccount	$—	$—	$(874)	$—	$402,046	$401,172	$401,172
Partner Small Cap Value Subaccount	$31,610	$31,610	$12,111	$—	$629,434	$641,545	$673,155
Small Cap Stock Subaccount	$2,339	$2,339	$(85,742)	$—	$1,474,172	$1,388,430	$1,390,769
Small Cap Index Subaccount	$116,809	$116,809	$(395,190)	$—	$3,578,789	$3,183,599	$3,300,408
Mid Cap Growth II Subaccount	$—	$—	$(216)	$54,833	$105,201	$159,818	$159,818
Mid Cap Growth Subaccount	$12,012	$12,012	$23,179	$—	$1,306,158	$1,329,337	$1,341,349
Partner Mid Cap Value Subaccount	$4,886	$4,886	$1,537	$—	$121,921	$123,458	$128,344
Mid Cap Stock Subaccount	$29,230	$29,230	$6,306	$—	$1,416,318	$1,422,624	$1,451,854
Mid Cap Index Subaccount	$46,990	$46,990	$(23,234)	$—	$1,038,777	$1,015,543	$1,062,533
Partner Worldwide Allocation Subaccount	$14,341	$14,341	$4,324	$—	$110,221	$114,545	$128,886
Partner International Stock Subaccount	$253,972	$253,972	$(212,759)	$—	$1,113,404	$900,645	$1,154,617
Partner Socially Responsible Stock Subaccount	$45	$45	$717	$—	$6,030	$6,747	$6,792
Partner All Cap Growth Subaccount	$—	$—	$15,045	$—	$247,407	$262,452	$262,452
Partner All Cap Value Subaccount	$—	$—	$8,925	$—	$62,460	$71,385	$71,385
Partner All Cap Subaccount	$11,720	$11,720	$(36,768)	$—	$281,898	$245,130	$256,850
Large Cap Growth II Subaccount	$1,446	$1,446	$(13,144)	$63,508	$(10,720)	$39,644	$41,090
Large Cap Growth Subaccount	$49,609	$49,609	$54,961	$—	$766,096	$821,057	$870,666
Partner Growth Stock Subaccount	$359	$359	$(11,405)	$—	$328,136	$316,731	$317,090
Large Cap Value Subaccount	$79,311	$79,311	$(49,755)	$—	$674,752	$624,997	$704,308
Large Cap Stock Subaccount	$88,376	$88,376	$(100,774)	$—	$1,241,828	$1,141,054	$1,229,430
Large Cap Index Subaccount	$436,121	$436,121	$(528,913)	$—	$3,357,415	$2,828,502	$3,264,623
Equity Income Plus Subaccount	$2,788	$2,788	$3,169	$—	$17,590	$20,759	$23,547
Balanced Subaccount	$202,978	$202,978	$(70,056)	$52,728	$806,155	$788,827	$991,805
High Yield Subaccount	$226,951	$226,951	$(2,159)	$—	$157,972	$155,813	$382,764
Diversified Income Plus Subaccount	$131,823	$131,823	$(1,976)	$—	$267,027	$265,051	$396,874
Partner Socially Responsible Bond Subaccount	$2,144	$2,144	$616	$2,607	$(1,015)	$2,208	$4,352
Income Subaccount	$147,023	$147,023	$9,580	$—	$159,827	$169,407	$316,430
Bond Index Subaccount	$132,109	$132,109	$20,217	$—	$218,742	$238,959	$371,068
Limited Maturity Bond Subaccount	$123,989	$123,989	$(86)	$—	$70,542	$70,456	$194,445
Mortgage Securities Subaccount	$23,962	$23,962	$4,142	$6,743	$42,738	$53,623	$77,585
Money Market Subaccount	$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I

Statements of Changes of Net Assets

December 31, 2010

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
	Net Investment Income (loss)	Net realized gain (loss) on investments	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Proceeds from units issued	Death benefits	Surrenders and terminations	Policy Loans
Aggressive Allocation Subaccount	$571,950	$221,973	$5,940,226	$6,734,149	$10,137,341	$(169,888)	$(395,042)	$(206,345)
Moderately Aggressive Allocation Subaccount	$1,730,999	$918,208	$8,750,066	$11,399,273	$16,996,526	$(52,049)	$(1,092,149)	$(383,937)
Moderate Allocation Subaccount	$828,844	$450,586	$3,081,492	$4,360,922	$5,777,532	$(49,194)	$(326,798)	$(227,927)
Moderately Conservative Allocation Subaccount	$127,164	$84,576	$372,487	$584,227	$658,358	$—	$(23,422)	$(13,200)
Partner Technology Subaccount	$—	$(14,790)	$648,778	$633,988	$407,178	$—	$(40,596)	$(40,693)
Partner Healthcare Subaccount	$374	$10,721	$15,816	$26,911	$60,591	$—	$(5,842)	$14,157
Partner Natural Resources Subaccount	$391	$5,426	$85,558	$91,375	$119,433	$(2,582)	$(4,824)	$10,113
Partner Emerging Markets Subaccount	$—	$11,716	$141,865	$153,581	$145,130	$(2,694)	$(4,810)	$24,586
Real Estate Securities Subaccount	$83,070	$(61,060)	$679,395	$701,405	$485,912	$(8,412)	$(22,671)	$(26,864)
Partner Utilities Subaccount	$2,544	$(54)	$6,780	$9,270	$35,581	$—	$(1,270)	$5,147
Partner Small Cap Growth Subaccount	$—	$(874)	$402,046	$401,172	$299,760	$(3,056)	$(16,343)	$(13,810)
Partner Small Cap Value Subaccount	$31,610	$12,111	$629,434	$673,155	$526,542	$(3,378)	$(27,476)	$(13,365)
Small Cap Stock Subaccount	$2,339	$(85,742)	$1,474,172	$1,390,769	$936,119	$(3,302)	$(68,542)	$(108,693)
Small Cap Index Subaccount	$116,809	$(395,190)	$3,578,789	$3,300,408	$1,753,808	$(36,781)	$(192,155)	$(204,764)
Mid Cap Growth II Subaccount	$—	$54,617	$105,201	$159,818	$88,224	$—	$(6,092)	$(20,530)
Mid Cap Growth Subaccount	$12,012	$23,179	$1,306,158	$1,341,349	$937,073	$(6,489)	$(38,587)	$(120,877)
Partner Mid Cap Value Subaccount	$4,886	$1,537	$121,921	$128,344	$162,374	$(2,679)	$(2,854)	$(1,527)
Mid Cap Stock Subaccount	$29,230	$6,306	$1,416,318	$1,451,854	$844,356	$(8,565)	$(73,650)	$(68,688)
Mid Cap Index Subaccount	$46,990	$(23,234)	$1,038,777	$1,062,533	$712,729	$(3,930)	$(34,963)	$(50,577)
Partner Worldwide Allocation Subaccount	$14,341	$4,324	$110,221	$128,886	$333,555	$—	$(12,314)	$5,429
Partner International Stock Subaccount	$253,972	$(212,759)	$1,113,404	$1,154,617	$2,114,164	$(42,143)	$(164,138)	$(88,691)
Partner Socially Responsible Stock Subaccount	$45	$717	$6,030	$6,792	$20,535	$—	$—	$12
Partner All Cap Growth Subaccount	$—	$15,045	$247,407	$262,452	$110,940	$—	$(5,779)	$(1,912)
Partner All Cap Value Subaccount	$—	$8,925	$62,460	$71,385	$46,047	$—	$(5,832)	$69
Partner All Cap Subaccount	$11,720	$(36,768)	$281,898	$256,850	$247,730	$—	$(14,847)	$(36,507)
Large Cap Growth II Subaccount	$1,446	$50,364	$(10,720)	$41,090	$78,702	$(1,251)	$(5,834)	$(3,816)
Large Cap Growth Subaccount	$49,609	$54,961	$766,096	$870,666	$1,325,030	$(15,051)	$(89,764)	$(103,297)
Partner Growth Stock Subaccount	$359	$(11,405)	$328,136	$317,090	$392,984	$(1,250)	$(16,190)	$(35,029)
Large Cap Value Subaccount	$79,311	$(49,755)	$674,752	$704,308	$930,395	$(15,149)	$(71,356)	$(34,261)
Large Cap Stock Subaccount	$88,376	$(100,774)	$1,241,828	$1,229,430	$1,822,736	$(11,142)	$(133,285)	$(101,515)
Large Cap Index Subaccount	$436,121	$(528,913)	$3,357,415	$3,264,623	$3,483,083	$(39,165)	$(298,918)	$(191,473)
Equity Income Plus Subaccount	$2,788	$3,169	$17,590	$23,547	$93,925	$—	$(14)	$(18,364)
Balanced Subaccount	$202,978	$(17,328)	$806,155	$991,805	$969,385	$(145,080)	$(52,044)	$(39,608)
High Yield Subaccount	$226,951	$(2,159)	$157,972	$382,764	$425,347	$(1,063)	$(30,137)	$(14,151)
Diversified Income Plus Subaccount	$131,823	$(1,976)	$267,027	$396,874	$280,256	$(3,757)	$(10,806)	$(46,601)
Partner Socially Responsible Bond Subaccount	$2,144	$3,223	$(1,015)	$4,352	$13,909	$—	$—	$(1,027)
Income Subaccount	$147,023	$9,580	$159,827	$316,430	$435,279	$(4,432)	$(31,523)	$845
Bond Index Subaccount	$132,109	$20,217	$218,742	$371,068	$551,497	$(9,618)	$(38,700)	$(56,553)
Limited Maturity Bond Subaccount	$123,989	$(86)	$70,542	$194,445	$586,485	$(13,253)	$(100,412)	$19,862
Mortgage Securities Subaccount	$23,962	$10,885	$42,738	$77,585	$100,606	$(2,839)	$(7,757)	$1,870
Money Market Subaccount	$—	$—	$—	$—	$862,236	$(3,248)	$(27,311)	$(37,904)

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I

Statements of Changes of Net Assets, continued

December 31, 2010

	Increase (decrease) in net assets from contract related transactions
	Cost of Insurance and Administrative Charges	Transfers between subaccounts	Mortality & expense risk charges	Asset based risk charges	Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Period	Net Assets End of Period
Aggressive Allocation Subaccount	$(3,478,605)	$(1,396,119)	$(312,959)	$(20,426)	$4,157,957	$10,892,106	$35,352,766	$46,244,872
Moderately Aggressive Allocation Subaccount	$(5,880,259)	$(1,957,759)	$(586,871)	$(43,584)	$6,999,918	$18,399,191	$68,852,862	$87,252,053
Moderate Allocation Subaccount	$(2,353,331)	$2,593,813	$(246,171)	$(20,294)	$5,147,630	$9,508,552	$28,994,836	$38,503,388
Moderately Conservative Allocation Subaccount	$(375,512)	$568,781	$(40,923)	$(1,432)	$772,650	$1,356,877	$4,648,554	$6,005,431
Partner Technology Subaccount	$(198,305)	$(104,343)	$(21,497)	$(79)	$1,665	$635,653	$2,558,351	$3,194,004
Partner Healthcare Subaccount	$(24,892)	$47,131	$(1,838)	$(208)	$89,099	$116,010	$206,676	$322,686
Partner Natural Resources Subaccount	$(37,202)	$101,534	$(3,546)	$(366)	$182,560	$273,935	$389,197	$663,132
Partner Emerging Markets Subaccount	$(45,727)	$158,442	$(4,214)	$(460)	$270,253	$423,834	$378,619	$802,453
Real Estate Securities Subaccount	$(209,853)	$(339,879)	$(24,004)	$(349)	$(146,120)	$555,285	$2,595,749	$3,151,034
Partner Utilities Subaccount	$(8,820)	$6,586	$(901)	$(122)	$36,201	$45,471	$105,263	$150,734
Partner Small Cap Growth Subaccount	$(104,957)	$(107,478)	$(11,886)	$(506)	$41,724	$442,896	$1,327,093	$1,769,989
Partner Small Cap Value Subaccount	$(211,909)	$(136,504)	$(24,952)	$(647)	$108,311	$781,466	$2,773,705	$3,555,171
Small Cap Stock Subaccount	$(401,246)	$(482,948)	$(45,171)	$(144)	$(173,927)	$1,216,842	$5,633,320	$6,850,162
Small Cap Index Subaccount	$(902,507)	$(1,398,334)	$(105,682)	$(562)	$(1,086,977)	$2,213,431	$13,497,188	$15,710,619
Mid Cap Growth II Subaccount	$(40,968)	$(30,700)	$(5,124)	$(4)	$(15,194)	$144,624	$573,588	$718,212
Mid Cap Growth Subaccount	$(298,324)	$(96,797)	$(37,740)	$(1,155)	$337,104	$1,678,453	$4,366,625	$6,045,078
Partner Mid Cap Value Subaccount	$(34,786)	$(8,213)	$(3,801)	$(504)	$108,010	$236,354	$439,689	$676,043
Mid Cap Stock Subaccount	$(389,376)	$(485,433)	$(47,025)	$(133)	$(228,514)	$1,223,340	$5,765,594	$6,988,934
Mid Cap Index Subaccount	$(284,560)	$(398,830)	$(35,205)	$(559)	$(95,895)	$966,638	$4,128,071	$5,094,709
Partner Worldwide Allocation Subaccount	$(59,057)	$46,993	$(5,999)	$(1,058)	$307,549	$436,435	$675,298	$1,111,733
Partner International Stock Subaccount	$(867,987)	$(1,068,565)	$(102,438)	$(790)	$(220,588)	$934,029	$13,124,030	$14,058,059
Partner Socially Responsible Stock Subaccount	$(4,279)	$308	$(187)	$(94)	$16,295	$23,087	$22,457	$45,544
Partner All Cap Growth Subaccount	$(23,656)	$128,159	$(5,885)	$(265)	$201,602	$464,054	$838,822	$1,302,876
Partner All Cap Value Subaccount	$(10,588)	$66,253	$(2,388)	$(133)	$93,428	$164,813	$289,882	$454,695
Partner All Cap Subaccount	$(110,816)	$(119,922)	$(13,207)	$(481)	$(48,050)	$208,800	$1,600,168	$1,808,968
Large Cap Growth II Subaccount	$(28,879)	$(13,584)	$(3,903)	$(42)	$21,393	$62,483	$467,696	$530,179
Large Cap Growth Subaccount	$(576,504)	$(725,630)	$(67,641)	$(184)	$(253,041)	$617,625	$8,316,947	$8,934,572
Partner Growth Stock Subaccount	$(112,212)	$6,467	$(14,753)	$(925)	$219,092	$536,182	$1,727,432	$2,263,614
Large Cap Value Subaccount	$(352,185)	$(407,161)	$(45,199)	$(599)	$4,485	$708,793	$5,488,566	$6,197,359
Large Cap Stock Subaccount	$(832,346)	$(857,291)	$(90,051)	$(134)	$(203,028)	$1,026,402	$11,513,397	$12,539,799
Large Cap Index Subaccount	$(1,626,601)	$(1,988,876)	$(176,094)	$(762)	$(838,806)	$2,425,817	$22,977,922	$25,403,739
Equity Income Plus Subaccount	$(5,888)	$64,426	$(419)	$(454)	$133,212	$156,759	$40,743	$197,502
Balanced Subaccount	$(583,806)	$(669,177)	$(60,617)	$(8)	$(580,955)	$410,850	$7,858,371	$8,269,221
High Yield Subaccount	$(172,417)	$98,681	$(21,984)	$(667)	$283,609	$666,373	$2,477,043	$3,143,416
Diversified Income Plus Subaccount	$(160,860)	$145,196	$(20,640)	$(139)	$182,649	$579,523	$2,389,294	$2,968,817
Partner Socially Responsible Bond Subaccount	$(3,033)	$50,468	$(486)	$(48)	$59,783	$64,135	$19,546	$83,681
Income Subaccount	$(205,877)	$(149,616)	$(23,557)	$(338)	$20,781	$337,211	$2,713,284	$3,050,495
Bond Index Subaccount	$(299,558)	$(148,305)	$(32,972)	$(296)	$(34,505)	$336,563	$3,912,680	$4,249,243
Limited Maturity Bond Subaccount	$(252,998)	$(201,779)	$(30,645)	$(525)	$6,735	$201,180	$3,540,542	$3,741,722
Mortgage Securities Subaccount	$(44,045)	$(9,114)	$(5,807)	$(20)	$32,894	$110,479	$636,931	$747,410
Money Market Subaccount	$(282,559)	$(531,950)	$(21,606)	$(773)	$(43,115)	$(43,115)	$2,585,435	$2,542,320

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I

Statements of Changes of Net Assets

December 31, 2009

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
	Net Investment Income (loss)	Net realized gain (loss) on sale of investments	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Proceeds from units issued	Death benefits	Surrenders and terminations	Policy Loans
Aggressive Allocation Subaccount	$1,214,891	$(344,258)	$6,954,796	$7,825,429	$10,161,722	$(6,074)	$(277,718)	$(126,766)
Moderately Aggressive Allocation Subaccount	$2,658,349	$(456,408)	$12,813,414	$15,015,355	$17,510,462	$(90,094)	$(431,623)	$(229,863)
Moderate Allocation Subaccount	$1,129,366	$(334,172)	$5,025,644	$5,820,838	$5,976,006	$(41,689)	$(199,743)	$(59,884)
Moderately Conservative Allocation Subaccount	$161,594	$(62,201)	$701,082	$800,475	$573,185	$(34,164)	$(22,228)	$(49,219)
Partner Technology Subaccount	$—	$(106,989)	$1,047,865	$940,876	$453,525	$(1,706)	$(21,546)	$(16,696)
Partner Healthcare Subaccount	$21	$(531)	$38,215	$37,705	$52,904	$—	$(1,277)	$(3,232)
Partner Natural Resources Subaccount	$—	$1,979	$87,855	$89,834	$91,610	$—	$(4,085)	$2,606
Partner Emerging Markets Subaccount	$1,662	$2,529	$76,931	$81,122	$75,059	$—	$(4,446)	$187
Real Estate Securities Subaccount	$86,299	$(193,924)	$748,021	$640,396	$487,006	$(1,889)	$(23,234)	$10,311
Partner Utilities Subaccount	$—	$(2,171)	$14,322	$12,151	$24,818	$—	$(489)	$(1,232)
Partner Small Cap Growth Subaccount	$1,001	$(55,678)	$407,736	$353,059	$262,463	$(2,479)	$(12,480)	$(3,138)
Partner Small Cap Value Subaccount	$19,738	$(96,332)	$728,692	$652,098	$552,996	$(3,458)	$(28,575)	$(8,618)
Small Cap Stock Subaccount	$46,307	$(214,235)	$1,138,246	$970,318	$1,020,223	$(1,207)	$(55,622)	$(14,036)
Small Cap Index Subaccount	$227,193	$1,307,762	$1,211,067	$2,746,022	$1,798,417	$(17,936)	$(102,088)	$(66,214)
Mid Cap Growth II Subaccount	$10	$(52,046)	$259,330	$207,294	$96,913	$—	$(12,838)	$(12,751)
Mid Cap Growth Subaccount	$617	$(111,763)	$1,595,700	$1,484,554	$706,466	$(3,340)	$(30,282)	$(19,184)
Partner Mid Cap Value Subaccount	$3,685	$(16,507)	$111,727	$98,905	$88,755	$—	$(1,723)	$(2,282)
Mid Cap Stock Subaccount	$28,909	$(111,769)	$1,689,408	$1,606,548	$931,895	$(2,993)	$(49,708)	$(30,466)
Mid Cap Index Subaccount	$66,278	$106,155	$960,349	$1,132,782	$670,428	$(6,712)	$(51,273)	$17,661
Partner Worldwide Allocation Subaccount	$8,691	$(15,097)	$120,505	$114,099	$127,150	$—	$(2,008)	$(2,310)
Partner International Stock Subaccount	$271,750	$(394,171)	$2,834,132	$2,711,711	$2,323,924	$(31,736)	$(134,791)	$(35,028)
Partner Socially Responsible Stock Subaccount	$91	$(194)	$3,834	$3,731	$10,174	$—	$—	$(1,127)
Partner All Cap Growth Subaccount	$—	$1,069	$242,830	$243,899	$97,892	$—	$(3,678)	$1,707
Partner All Cap Value Subaccount	$2,972	$593	$74,590	$78,155	$42,121	$—	$(273)	$49
Partner All Cap Subaccount	$19,045	$(101,198)	$457,878	$375,725	$324,517	$(20,066)	$(14,693)	$(13,458)
Large Cap Growth II Subaccount	$2,359	$11,743	$117,414	$131,516	$84,675	$(1,544)	$(1,903)	$(1,690)
Large Cap Growth Subaccount	$55,122	$(76,953)	$2,513,090	$2,491,259	$1,508,432	$(5,768)	$(77,973)	$(24,114)
Partner Growth Stock Subaccount	$4,631	$(82,936)	$618,478	$540,173	$276,693	$(1,948)	$(19,479)	$18,838
Large Cap Value Subaccount	$90,199	$(156,105)	$1,042,401	$976,495	$971,691	$(3,629)	$(67,180)	$5,252
Large Cap Stock Subaccount	$99,332	$(318,133)	$2,784,605	$2,565,804	$2,081,273	$(16,569)	$(110,297)	$(62,812)
Large Cap Index Subaccount	$605,814	$(91,127)	$4,235,261	$4,749,948	$3,562,092	$(34,847)	$(215,943)	$(99,172)
Equity Income Plus Subaccount	$672	$414	$5,039	$6,125	$6,390	$—	$—	$—
Balanced Subaccount	$307,892	$(42,505)	$1,171,746	$1,437,133	$1,133,324	$(16,165)	$(59,020)	$(32,731)
High Yield Subaccount	$192,768	$(55,707)	$620,238	$757,299	$367,708	$(923)	$(19,634)	$(161)
Diversified Income Plus Subaccount	$161,997	$(42,774)	$479,475	$598,698	$312,163	$(3,909)	$(18,305)	$(16,517)
Partner Socially Responsible Bond Subaccount	$370	$847	$27	$1,244	$2,894	$—	$—	$149
Income Subaccount	$142,595	$(51,312)	$389,881	$481,164	$453,683	$(517)	$(22,341)	$(23,861)
Bond Index Subaccount	$149,191	$(29,220)	$183,636	$303,607	$591,427	$(5,926)	$(57,812)	$(25,548)
Limited Maturity Bond Subaccount	$128,969	$(57,158)	$332,892	$404,703	$493,332	$(1,999)	$(37,374)	$(37,626)
Mortgage Securities Subaccount	$21,628	$(11,879)	$63,362	$73,111	$102,304	$(427)	$(6,045)	$(5,503)
Money Market Subaccount	$12,794	$—	$—	$12,794	$1,045,327	$(18,525)	$(108,101)	$14,782

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I

Statements of Changes of Net Assets, continued

December 31, 2009

	Increase (decrease) in net assets from contract related transactions
	Cost of Insurance and Administrative Charges	Transfers between subaccounts	Mortality & expense risk charges	Asset based risk charges	Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Period	Net Assets End of Period
Aggressive Allocation Subaccount	$(3,374,071)	$253,415	$(223,460)	$(8,595)	$6,398,453	$14,223,882	$21,128,884	$35,352,766
Moderately Aggressive Allocation Subaccount	$(5,646,386)	$554,788	$(432,006)	$(20,180)	$11,215,098	$26,230,453	$42,622,409	$68,852,862
Moderate Allocation Subaccount	$(2,143,730)	$716,704	$(181,523)	$(10,044)	$4,056,097	$9,876,935	$19,117,901	$28,994,836
Moderately Conservative Allocation Subaccount	$(296,973)	$465,767	$(30,206)	$(529)	$605,633	$1,406,108	$3,242,446	$4,648,554
Partner Technology Subaccount	$(200,594)	$(218,485)	$(16,710)	$(24)	$(22,236)	$918,640	$1,639,711	$2,558,351
Partner Healthcare Subaccount	$(15,667)	$45,686	$(1,189)	$(95)	$77,130	$114,835	$91,841	$206,676
Partner Natural Resources Subaccount	$(22,909)	$152,745	$(1,781)	$(153)	$218,033	$307,867	$81,330	$389,197
Partner Emerging Markets Subaccount	$(17,180)	$207,780	$(1,213)	$(104)	$260,083	$341,205	$37,414	$378,619
Real Estate Securities Subaccount	$(191,745)	$(210,888)	$(17,007)	$(45)	$52,509	$692,905	$1,902,844	$2,595,749
Partner Utilities Subaccount	$(6,349)	$33,601	$(563)	$(54)	$49,732	$61,883	$43,380	$105,263
Partner Small Cap Growth Subaccount	$(105,207)	$(68,720)	$(9,162)	$(56)	$61,221	$414,280	$912,813	$1,327,093
Partner Small Cap Value Subaccount	$(211,929)	$(267,935)	$(19,190)	$(86)	$13,205	$665,303	$2,108,402	$2,773,705
Small Cap Stock Subaccount	$(422,624)	$(389,049)	$(37,052)	$(33)	$100,600	$1,070,918	$4,562,402	$5,633,320
Small Cap Index Subaccount	$(989,046)	$(1,135,202)	$(87,035)	$(25)	$(599,129)	$2,146,893	$11,350,295	$13,497,188
Mid Cap Growth II Subaccount	$(42,450)	$(107,155)	$(4,201)	$—	$(82,482)	$124,812	$448,776	$573,588
Mid Cap Growth Subaccount	$(287,019)	$(243,136)	$(28,725)	$(73)	$94,707	$1,579,261	$2,787,364	$4,366,625
Partner Mid Cap Value Subaccount	$(32,658)	$22,404	$(2,612)	$(54)	$71,830	$170,735	$268,954	$439,689
Mid Cap Stock Subaccount	$(399,473)	$(212,069)	$(36,767)	$(32)	$200,387	$1,806,935	$3,958,659	$5,765,594
Mid Cap Index Subaccount	$(292,379)	$(275,556)	$(27,595)	$(26)	$34,548	$1,167,330	$2,960,741	$4,128,071
Partner Worldwide Allocation Subaccount	$(38,313)	$217,637	$(3,173)	$(99)	$298,884	$412,983	$262,315	$675,298
Partner International Stock Subaccount	$(989,226)	$(1,211,401)	$(91,300)	$(54)	$(169,612)	$2,542,099	$10,581,931	$13,124,030
Partner Socially Responsible Stock Subaccount	$(4,572)	$8,423	$(78)	$(25)	$12,795	$16,526	$5,931	$22,457
Partner All Cap Growth Subaccount	$(15,034)	$464,640	$(3,140)	$(104)	$542,283	$786,182	$52,640	$838,822
Partner All Cap Value Subaccount	$(5,838)	$147,055	$(1,226)	$(14)	$181,874	$260,029	$29,853	$289,882
Partner All Cap Subaccount	$(121,371)	$(173,469)	$(11,411)	$(308)	$(30,259)	$345,466	$1,254,702	$1,600,168
Large Cap Growth II Subaccount	$(30,515)	$(49,143)	$(3,249)	$(15)	$(3,384)	$128,132	$339,564	$467,696
Large Cap Growth Subaccount	$(628,492)	$(766,712)	$(58,449)	$(76)	$(53,152)	$2,438,107	$5,878,840	$8,316,947
Partner Growth Stock Subaccount	$(118,414)	$(226,769)	$(12,448)	$(16)	$(83,543)	$456,630	$1,270,802	$1,727,432
Large Cap Value Subaccount	$(386,161)	$(372,610)	$(38,421)	$(66)	$108,876	$1,085,371	$4,403,195	$5,488,566
Large Cap Stock Subaccount	$(920,355)	$(899,969)	$(77,229)	$(27)	$(5,985)	$2,559,819	$8,953,578	$11,513,397
Large Cap Index Subaccount	$(1,764,535)	$(2,410,226)	$(149,861)	$(27)	$(1,112,519)	$3,637,429	$19,340,493	$22,977,922
Equity Income Plus Subaccount	$(1,571)	$19,170	$(179)	$(18)	$23,792	$29,917	$10,826	$40,743
Balanced Subaccount	$(648,378)	$(560,049)	$(53,978)	$—	$(236,997)	$1,200,136	$6,658,235	$7,858,371
High Yield Subaccount	$(176,668)	$(121,882)	$(17,719)	$(68)	$30,653	$787,952	$1,689,091	$2,477,043
Diversified Income Plus Subaccount	$(157,173)	$(56,354)	$(16,024)	$(8)	$43,873	$642,571	$1,746,723	$2,389,294
Partner Socially Responsible Bond Subaccount	$(851)	$15,338	$(93)	$(2)	$17,435	$18,679	$867	$19,546
Income Subaccount	$(225,592)	$(279,021)	$(20,483)	$(60)	$(118,192)	$362,972	$2,350,312	$2,713,284
Bond Index Subaccount	$(333,521)	$(325,836)	$(29,511)	$(61)	$(186,788)	$116,819	$3,795,861	$3,912,680
Limited Maturity Bond Subaccount	$(247,398)	$(101,873)	$(25,926)	$(53)	$41,083	$445,786	$3,094,756	$3,540,542
Mortgage Securities Subaccount	$(48,037)	$(109,911)	$(5,075)	$—	$(72,694)	$417	$636,514	$636,931
Money Market Subaccount	$(334,408)	$(1,002,275)	$(24,365)	$(528)	$(428,093)	$(415,299)	$3,000,734	$2,585,435

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I

Notes to Financial Statements

As of December 31, 2010

(1) Organization

The Thrivent Variable Life Account I (the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has 41 subaccounts, each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. —Moderately Aggressive Allocation Portfolio
Moderate Allocation	Thrivent Series Fund, Inc.— Moderate Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Partner Technology (a)	Thrivent Series Fund, Inc. — Partner Technology Portfolio
Partner Healthcare (b)	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Partner Natural Resources (b)	Thrivent Series Fund, Inc. — Partner Natural Resources Portfolio
Partner Emerging Markets (b)	Thrivent Series Fund, Inc. — Partner Emerging Markets Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Partner Utilities (b)	Thrivent Series Fund, Inc. — Partner Utilities Portfolio
Partner Small Cap Growth	Thrivent Series Fund, Inc. — Partner Small Cap Growth Portfolio
Partner Small Cap Value	Thrivent Series Fund, Inc. — Partner Small Cap Value Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Mid Cap Growth II	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio II
Mid Cap Growth	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
Partner Mid Cap Value	Thrivent Series Fund, Inc. — Partner Mid Cap Value Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Partner Worldwide Allocation (b)	Thrivent Series Fund, Inc. — Partner Worldwide Allocation Portfolio
Partner International Stock	Thrivent Series Fund, Inc. — Partner International Stock Portfolio
Partner Socially Responsible Stock (b)	Thrivent Series Fund, Inc. — Partner Socially Responsible Stock Portfolio
Partner All Cap Growth (b)	Thrivent Series Fund, Inc. — Partner All Cap Growth Portfolio
Partner All Cap Value (b)	Thrivent Series Fund, Inc. — Partner All Cap Value Portfolio
Partner All Cap	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
Large Cap Growth II	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio II
Large Cap Growth	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Partner Growth Stock	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Large Cap Stock	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Equity Income Plus (b)	Thrivent Series Fund, Inc. — Equity Income Plus Portfolio
Balanced	Thrivent Series Fund, Inc. — Balanced Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Diversified Income Plus (c)	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
Partner Socially Responsible Bond (b)	Thrivent Series Fund, Inc. — Partner Socially Responsible Bond Portfolio
Income	Thrivent Series Fund, Inc. — Income Portfolio

THRIVENT VARIABLE LIFE ACCOUNT I

Notes to Financial Statements, continued

(1) Organization, continued

Subaccount	Series
Bond Index	Thrivent Series Fund, Inc. — Bond Index Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Mortgage Securities	Thrivent Series Fund, Inc. — Mortgage Securities Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio

(a)	Formerly known as Technology, name change effective June 30, 2009
(b)	Since inception, April 30, 2008
(c)	High Yield II changed it’s name to Diversified Income Plus effective June 30, 2006

The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies.

The Variable Account is used to fund flexible premium variable universal life insurance contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the flexible premium variable universal life insurance contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) Significant Accounting Policies

Valuation of Investments

The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial’s tax status change.

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments have been classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.

THRIVENT VARIABLE LIFE ACCOUNT I

Notes to Financial Statements, continued

(2) Significant Accounting Policies, continued

Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.

Level 3:	Fair value based on significant value driver inputs that are not observable.

The fair values for separate account assets are based on the quoted daily net asset values of the funds in which the separate accounts are invested. These investments have been categorized as Level 2 assets.

Subsequent Events

Management has evaluated the Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account’s financial statements.

(3) Expense Charges

Proceeds received by the Variable Account from units issued represent net contract premiums received by Thrivent Financial.

Thrivent Variable Life 2008 Series

A sales charge of 5.0% is deducted from each premium payment to cover sales and other expenses and to provide support for Thrivent Financial’s fraternal activities.

A per contract monthly administration charge of $7.50 for insureds whose issue age is 0 to 17 and $9 for others is deducted as compensation for administrative expenses. The contract owner may make up to twelve transfers between investment options per contract year, but thereafter, each transfer is subject to a $25 transfer charge. The above expenses are deducted by redeeming units of the subaccounts of the Variable Account.

A decrease charge is imposed in the event the contract lapses, is surrendered or the face amount is reduced during the first 10 contract years and during the first 10 years following an increase in face amount. The decrease charge is based on the amount per thousand of decrease in face amount. The amount per thousand varies by risk class, sex, and issue age. The accumulated value is reduced by the decrease charge. The charge remains level for the first five years and then decreases each contract year to zero after year 10. The decrease charge is deducted by redeeming units of the subaccounts of the Variable Account.

A maximum annual interest rate of 5.5% can be charged on contract debt. Beginning in the 11th contract year, a portion of the loan may be considered preferred debt. Any preferred debt can be charged a maximum annual interest rate at 5.0%.

A monthly charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract and is assessed between 0% and 0.45% based on accumulated value of all subaccounts and contract years. The charges are deducted by redeeming units of the subaccounts of the Variable Account. An asset charge covers the expenses incurred in issuing and administering the contract and operating the Variable Account. This charge is 0.55% on an annual basis in contract years 1 through 10, and 0.20% starting in contract year 11.

THRIVENT VARIABLE LIFE ACCOUNT I

Notes to Financial Statements, continued

(3) Expense Charges (continued)

Thrivent Variable Life 2003 Series

A sales charge of 5.0% is deducted from each premium payment to cover sales and other expenses and to provide support for Thrivent Financial’s fraternal activities.

A per contract monthly administration charge of $7.50 for insureds whose issue age is 0 to 17 and $9 for others is deducted as compensation for administrative expenses. The contract owner may make up to twelve transfers between investment options per contract year, but thereafter, each transfer is subject to a $25 transfer charge. The above expenses are deducted by redeeming units of the subaccounts of the Variable Account.

A decrease charge is imposed in the event the contract lapses, is surrendered or the face amount is reduced during the first 10 contract years and during the first 10 years following an increase in face amount. The decrease charge is based on the amount per thousand of decrease in face amount. The amount per thousand varies by risk class, sex, and issue age. The accumulated value is reduced by the decrease charge. The charge remains level for the first five years and then decreases each contract year to zero after year 10. The decrease charge is deducted by redeeming units of the subaccounts of the Variable Account.

A maximum annual interest rate of 5% can be charged on contract debt. After the 10th contract year, a portion of the loan may be considered preferred debt. Preferred debt has a maximum annual interest rate of 3%.

A monthly charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract and is currently assessed between 0.55% and 0.95% in contract years 0 to 10 based on accumulated value of all subaccounts and contract years. This charge is deducted by redeeming units of the subaccounts of the Variable Account.

Thrivent Variable Life 1997 Series

A sales charge of 3.0% is deducted from each premium payment to cover sales and other expenses and to provide support for Thrivent Financial’s fraternal activities.

A per contract monthly administration charge of $4 and a cost of insurance charge, which varies by risk class, sex, amount at risk, and age, is deducted as compensation for administrative and insurance expenses, respectively. The contract owner may make up to twelve transfers between investment options per contract year, but thereafter, each transfer is subject to a $25 transfer charge. The above expenses are deducted by redeeming units of the subaccounts of the Variable Account.

A maximum annual interest rate of 8% can be charged on contract loan balances until the 15th contract anniversary, and 7.25% thereafter.

A surrender charge is imposed in the event the contract lapses, is surrendered or the specified amount is reduced during the first 10 contract years and during the first 10 years following an increase in specified amount. The initial surrender charge is based on the amount per thousand of decrease in specified coverage. The amount per thousand varies by risk class, sex, and issue age. The cash value is reduced by the surrender charge. The charge remains level for the first three years and then decreases each contract year to zero in the 11th contract year. The surrender charge is deducted by redeeming units of the subaccounts of the Variable Account.

A monthly charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent for mortality and expense risks assumed in connection with the contract and will not exceed to an annual rate of 0.90% of the total subaccount cash value during the first 15 years dropping to approximately 0.50% thereafter. This charge is deducted by redeeming units of the subaccounts of the Variable Account.

THRIVENT VARIABLE LIFE ACCOUNT I

Notes to Financial Statements, continued

Advisory Fees

Additionally, during the year ended December 31, 2010, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund. The Fund’s advisory agreement provides for fees as a percent of the average net assets for each subaccount, as shown below. These fees are paid at the Fund level.

Subaccount	% of Average Net Assets
Aggressive Allocation	0.15%
Moderately Aggressive Allocation	0.15%
Moderate Allocation	0.15%
Moderately Conservative Allocation	0.15%
Partner Technology	0.75%
Partner Healthcare	0.95%
Partner Natural Resources	0.75%
Partner Emerging Markets	1.20%
Real Estate Securities	0.80%
Partner Utilities	0.75%
Partner Small Cap Growth	1.00%
Partner Small Cap Value	0.80%
Small Cap Stock	0.70%
Small Cap Index	0.35%
Mid Cap Growth II	0.90%
Mid Cap Growth	0.40%
Partner Mid Cap Value	0.75%
Mid Cap Stock	0.70%
Mid Cap Index	0.35%
Partner Worldwide Allocation	0.90%
Partner International Stock	0.85%
Partner Socially Responsible Stock	0.80%
Partner All Cap Growth	0.95%
Partner All Cap Value	0.75%
Partner All Cap	0.95%
Large Cap Growth II	0.80%
Large Cap Growth	0.40%
Partner Growth Stock	0.80%
Large Cap Value	0.60%
Large Cap Stock	0.65%
Large Cap Index	0.35%
Equity Income Plus	0.65%
Balanced	0.35%
High Yield	0.40%
Diversified Income Plus	0.40%
Partner Socially Responsible Bond	0.70%
Income	0.40%
Bond Index	0.35%
Limited Maturity Bond	0.40%
Mortgage Securities	0.50%
Money Market	0.40%

THRIVENT VARIABLE LIFE ACCOUNT I

Notes to Financial Statements, continued

(4) Unit Activity

Transactions in units (including transfers among subaccounts) were as follows:

	Aggressive Allocation	Moderately Aggressive Allocation	Moderate Allocation	Moderately Conservative Allocation	Partner Technology	Partner Healthcare
Units Outstanding at December 31, 2008	2,388,600	4,738,539	2,044,088	329,513	315,089	10,259
Units Issued	1,512,598	2,647,805	1,082,553	165,163	280,258	31,709
Units Redeemed	(787,760)	(1,399,920)	(641,308)	(106,653)	(281,545)	(23,323)
Units Outstanding at December 31, 2009	3,113,438	5,986,424	2,485,333	388,023	313,802	18,645
Units Issued	1,241,004	2,242,130	1,080,412	223,126	151,203	19,589
Units Redeemed	(854,551)	(1,584,975)	(649,469)	(158,970)	(152,908)	(12,041)

Units Outstanding at December 31, 2010	3,499,891	6,643,579	2,916,276	452,179	312,097	26,193

	Partner Natural Resources	Partner Emerging Markets	Real Estate Securities	Partner Utilities	Partner Small Cap Growth	Partner Small Cap Value
Units Outstanding at December 31, 2008	14,190	6,632	164,962	6,160	100,530	170,209
Units Issued	45,235	39,825	190,053	20,603	133,934	245,571
Units Redeemed	(12,177)	(8,041)	(178,031)	(13,418)	(124,364)	(241,161)
Units Outstanding at December 31, 2009	47,248	38,416	176,984	13,345	110,100	174,619
Units Issued	47,693	50,411	158,742	9,986	120,700	169,238
Units Redeemed	(25,738)	(24,886)	(164,938)	(5,420)	(115,136)	(159,910)

Units Outstanding at December 31, 2010	69,203	63,941	170,788	17,911	115,664	183,947

	Small Cap Stock	Small Cap Index	Mid Cap Growth II	Mid Cap Growth	Partner Mid Cap Value	Mid Cap Stock
Units Outstanding at December 31, 2008	409,067	811,671	39,691	265,591	30,246	406,541
Units Issued	274,651	280,272	24,770	239,883	35,116	195,382
Units Redeemed	(260,820)	(317,266)	(29,837)	(227,086)	(27,740)	(175,910)
Units Outstanding at December 31, 2009	422,898	774,677	34,624	278,388	37,622	426,013
Units Issued	193,003	224,718	22,974	220,599	44,707	171,778
Units Redeemed	(202,738)	(275,178)	(23,523)	(187,703)	(33,961)	(185,815)

Units Outstanding at December 31, 2010	413,163	724,217	34,075	311,284	48,368	411,976

THRIVENT VARIABLE LIFE ACCOUNT I

Notes to Financial Statements, continued

(4) Unit Activity, continued

	Mid Cap Index	Partner Worldwide Allocation	Partner International Stock	Partner Socially Responsible Stock	Partner All Cap Growth	Partner All Cap Value
Units Outstanding at December 31, 2008	276,638	43,068	875,070	912	9,852	5,352
Units Issued	211,872	63,570	668,353	2,659	101,643	33,903
Units Redeemed	(205,408)	(22,433)	(668,300)	(1,026)	(7,054)	(2,454)
Units Outstanding at December 31, 2009	283,102	84,205	875,123	2,545	104,441	36,801
Units Issued	176,182	103,070	617,561	3,620	48,449	25,745
Units Redeemed	(177,285)	(65,067)	(616,880)	(1,800)	(23,456)	(13,980)

Units Outstanding at December 31, 2010	281,999	122,208	875,804	4,365	129,434	48,566

	Partner All Cap	Large Cap Growth II	Large Cap Growth	Partner Growth Stock	Large Cap Value	Large Cap Stock
Units Outstanding at December 31, 2008	113,430	38,898	654,418	141,276	409,831	1,164,546
Units Issued	117,286	33,527	607,484	121,280	429,897	558,869
Units Redeemed	(115,353)	(33,462)	(606,357)	(127,365)	(415,649)	(554,184)
Units Outstanding at December 31, 2009	115,363	38,963	655,545	135,191	424,079	1,169,231
Units Issued	73,916	29,839	479,192	147,599	356,795	512,551
Units Redeemed	(76,738)	(27,713)	(497,498)	(124,157)	(351,702)	(533,145)

Units Outstanding at December 31, 2010	112,541	41,089	637,239	158,633	429,172	1,148,637

	Large Cap Index	Equity Income Plus	Balanced	High Yield	Diversified Income Plus	Partner Socially Responsible Bond
Units Outstanding at December 31, 2008	2,061,663	1,538	574,722	152,162	165,155	84
Units Issued	636,590	22,246	150,147	130,508	95,458	1,916
Units Redeemed	(761,065)	(18,824)	(167,189)	(127,212)	(89,966)	(284)
Units Outstanding at December 31, 2009	1,937,188	4,960	557,680	155,458	170,647	1,716
Units Issued	529,008	32,161	138,042	144,451	104,845	7,270
Units Redeemed	(592,334)	(16,439)	(176,351)	(125,258)	(89,602)	(2,191)

Units Outstanding at December 31, 2010	1,873,862	20,682	519,371	174,651	185,890	6,795

THRIVENT VARIABLE LIFE ACCOUNT I

Notes to Financial Statements, continued

(4) Unit Activity, continued

	Income	Bond Index	Limited Maturity Bond	Mortgage Securities	Money Market
Units Outstanding at December 31, 2008	218,079	261,571	288,522	56,938	2,550,168
Units Issued	159,768	112,866	247,015	32,981	3,015,837
Units Redeemed	(170,210)	(124,878)	(246,402)	(39,502)	(3,373,782)
Units Outstanding at December 31, 2009	207,637	249,559	289,135	50,417	2,192,23
Units Issued	154,023	122,313	243,026	39,672	2,378,254
Units Redeemed	(151,285)	(119,383)	(240,850)	(37,201)	(2,410,976)

Units Outstanding at December 31, 2010	210,375	252,489	291,311	52,888	2,159,501

(5) Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2010 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$7,337,682	$2,260,053
Moderately Aggressive Allocation	14,255,545	4,407,249
Moderate Allocation	8,291,944	1,824,335
Moderately Conservative Allocation	1,836,738	856,340
Partner Technology	266,695	265,031
Partner Healthcare	147,236	53,603
Partner Natural Resources	253,622	70,670
Partner Emerging Markets	337,477	67,224
Real Estate Securities	367,972	431,022
Partner Utilities	51,938	13,194
Partner Small Cap Growth	257,691	215,967
Partner Small Cap Value	422,674	282,752
Small Cap Stock	504,219	675,807
Small Cap Index	801,918	1,772,086
Mid Cap Growth II	118,476	78,837
Mid Cap Growth	812,828	463,713
Partner Mid Cap Value	196,073	83,176
Mid Cap Stock	460,009	659,293
Mid Cap Index	465,612	514,516
Partner Worldwide Allocation	540,011	218,121
Partner International Stock	1,261,960	1,228,576
Partner Socially Responsible Stock	24,174	7,834
Partner All Cap Growth	275,628	74,025
Partner All Cap Value	141,391	47,962
Partner All Cap	180,478	216,809
Large Cap Growth II	145,540	59,193
Large Cap Growth	694,810	898,242
Partner Growth Stock	398,432	178,981
Large Cap Value	680,933	597,138
Large Cap Stock	914,034	1,028,687
Large Cap Index	1,811,502	2,214,187

THRIVENT VARIABLE LIFE ACCOUNT I

Notes to Financial Statements, continued

(5) Purchases and Sales of Investments, continued

Subaccount	Purchases	Sales
Equity Income Plus	$173,993	$37,993
Balanced	738,708	1,063,956
High Yield	785,117	274,557
Diversified Income Plus	628,811	314,338
Partner Socially Responsible Bond	79,932	15,399
Income	576,199	408,394
Bond Index	602,202	504,597
Limited Maturity Bond	834,868	704,145
Mortgage Securities	175,512	111,913
Money Market	1,276,332	1,319,447

(6) Unit Values

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for the year ended December 31, 2010, except as indicated in Note 1, follows:

Subaccount	2010	2009	2008	2007	2006
Aggressive Allocation
Units	3,499,891	3,113,438	2,388,600	1,616,015	945,156
Unit value	$10.12-$13.72	$8.61-$11.67	$6.59-$8.93	$14.23	$13.02
Net assets	$46,244,872	$35,352,766	$21,128,884	$23,003,596	$12,306,238
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.46%	4.53%	1.54%	0.56%	0.00%
Total return (c)	17.53%	30.62%	(34.07)-(37.23)%	9.33%	13.77%

Moderately Aggressive Allocation
Units	6,643,579	5,986,424	4,738,539	3,366,028	1,878,698
Unit value	$10.34-$13.64	$8.96-$11.82	$6.90-$9.10	$13.67	$12.68
Net assets	$87,252,053	$68,852,862	$42,622,409	$46,005,161	$23,830,897
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.28%	4.98%	2.06%	0.80%	0.00%
Total return (c)	15.43%	29.80%	(30.98)-(33.40)%	7.75%	13.14%

Moderate Allocation
Units	2,916,276	2,485,333	2,044,088	1,516,360	917,337
Unit value	$10.68-$13.65	$9.39-$12.01	$7.40-$9.46	$13.09	$12.26
Net assets	$38,503,388	$28,994,836	$19,117,901	$19,854,329	$11,249,096
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.53%	4.87%	2.47%	1.15%	0.00%
Total return (c)	13.68%	26.89%	(25.98)-(27.74)%	6.77%	11.51%

THRIVENT VARIABLE LIFE ACCOUNT I

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2010	2009	2008	2007	2006

Moderately Conservative Allocation
Units	452,179	388,023	329,513	256,140	162,090
Unit value	$11.00-$13.46	$12.08-$12.08	$8.06-$9.86	$12.42	$11.76
Net assets	$6,005,431	$4,648,554	$3,242,446	$3,181,341	$1,906,137
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.41%	4.26%	2.68%	1.62%	0.00%
Total return (c)	11.41%	22.53%	(19.44)-(20.61)%	5.62%	9.51%

Partner Technology
Units	312,097	313,802	315,089	299,568	293,982
Unit value	$9.18-$12.62	$7.35-$10.09	$4.69-$6.45	$9.08-$12.47	$8.17-$11.23
Net assets	$3,194,004	$2,558,351	$1,639,711	$2,981,666	$2,606,358
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	25.00%	56.58%	(41.83)-(48.32)%	11.07%	3.26%

Partner Healthcare
Units	26,193	18,645	10,259
Unit value	$12.32	$11.09	$8.95
Net assets	$322,686	$206,676	$91,841
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%
Investment income ratio (b)	0.15%	0.01%	0.14%
Total return (c)	11.13%	23.83%	(10.48)%

Partner Natural Resources
Units	69,203	47,248	14,190
Unit value	$9.58	$8.24	$5.73
Net assets	$663,132	$389,197	$81,330
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%
Investment income ratio (b)	0.08%	0.00%	0.19%
Total return (c)	16.33%	43.72%	(42.68)%

Partner Emerging Markets
Units	63,941	38,416	6,632
Unit value	$12.55	$9.86	$5.64
Net assets	$802,453	$378,619	$37,414
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	1.06%	1.08%
Total return (c)	27.33%	74.70%	(43.58)%

THRIVENT VARIABLE LIFE ACCOUNT I

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2010	2009	2008	2007	2006

Real Estate Securities
Units	170,788	176,984	164,962	157,973	153,133
Unit value	$9.57-$22.97	$7.51-$18.00	$5.81-$13.95	$17.09-$22.22	$20.54-$26.71
Net assets	$3,151,034	$2,595,749	$1,902,844	$2,924,713	$3,447,295
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.89%	4.34%	6.79%	1.36%	1.34%
Total return (c)	27.56%	29.08%	(41.86)-(37.24)%	(16.81)%	34.19%

Partner Utilities
Units	17,911	13,345	6,160
Unit value	$8.42	$7.89	$7.04
Net assets	$150,734	$105,263	$43,380
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%
Investment income ratio (b)	2.10%	0.00%	2.41%
Total return (c)	6.69%	12.00%	(29.57)%

Partner Small Cap Growth
Units	115,664	110,100	100,530	84,110	81,061
Unit value	$11.16-$20.72	$8.66-$16.08	$6.43-$11.93	$14.14-$21.02	$13.03-$19.37
Net assets	$1,769,989	$1,327,093	$912,813	$1,368,455	$1,234,089
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	0.09%	0.01%	0.00%	0.00%
Total return (c)	28.86%	34.75%	(35.73)-(43.23)%	8.52%	12.59%

Partner Small Cap Value
Units	183,947	174,619	170,209	154,503	158,435
Unit value	$11.53-$25.60	$9.34-$20.73	$7.17-$15.92	$15.42-$21.82	$15.58-$22.05
Net assets	$3,555,171	$2,773,705	$2,108,402	$2,618,101	$2,738,842
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.02%	0.87%	1.32%	0.35%	0.19%
Total return (c)	23.46%	30.24%	(28.32)-(27.05)%	(1.03)%	21.50%

THRIVENT VARIABLE LIFE ACCOUNT I

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2010	2009	2008	2007	2006
Small Cap Stock
Units	413,163	422,898	409,067	406,295	420,243
Unit value	$10.23-$18.09	$8.17-$14.46	$6.79-$12.01	$15.75-$19.22	$14.84-$18.11
Net assets	$6,850,162	$5,633,320	$4,562,402	$7,288,106	$7,136,880
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.04%	0.97%	1.07%	0.28%	0.11%
Total return (c)	25.09%	20.38%	(32.10)-(37.52)%	6.14%	12.79%

Small Cap Index
Units	724,217	774,677	811,671	839,334	882,894
Unit value	$11.31-$23.03	$8.98-$18.29	$7.17-$14.60	$14.96-$21.18	$15.03-$21.29
Net assets	$15,710,619	$13,497,188	$11,350,295	$17,115,461	$18,190,737
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.84%	1.98%	1.20%	0.62%	0.70%
Total return (c)	25.88%	25.29%	(28.31)-(31.07)%	(0.51)%	14.72%

Mid Cap Growth II
Units	34,075	34,624	39,691	40,226	38,934
Unit value	$11.78-$25.15	$9.20-$19.64	$6.16-$13.15	$16.84-$22.96	$14.06-$19.17
Net assets	$718,212	$573,588	$448,776	$796,289	$642,861
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	0.00%	0.31%	0.47%	0.15%
Total return (c)	28.03%	49.31%	(38.40)-(42.71)%	19.80%	8.60%

Mid Cap Growth
Units	311,284	278,388	265,591	259,709	207,032
Unit value	$12.28-$25.13	$9.51-$19.46	$6.30-$12.89	$16.14-$21.90	$13.46-$18.26
Net assets	$6,045,078	$4,366,625	$2,787,364	$4,637,248	$3,158,015
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.25%	0.02%	1.20%	0.39%	0.10%
Total return (c)	29.11%	50.94%	(36.99)-(41.13)%	19.92%	8.63%

Partner Mid Cap Value
Units	48,368	37,622	30,246	26,831	15,440
Unit value	$10.87-$14.77	$8.71-$11.84	$6.58-$8.95	$13.78	$13.36
Net assets	$676,043	$439,689	$268,954	$369,720	$206,257
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.86%	1.14%	1.64%	0.00%	1.22%
Total return (c)	24.73%	32.33%	(34.17)-(35.05)%	3.15%	15.72%

THRIVENT VARIABLE LIFE ACCOUNT I

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2010	2009	2008	2007	2006
Mid Cap Stock
Units	411,976	426,013	406,541	413,008	438,540
Unit value	$11.09-$17.07	$8.83-$13.60	$6.35-$9.77	$16.35-$16.50	$15.47-$15.61
Net assets	$6,988,934	$5,765,594	$3,958,659	$6,792,645	$6,824,047
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.48%	0.61%	1.20%	0.81%	0.34%
Total return (c)	25.59%	39.10%	(36.52)-(40.00)%	5.70%	13.41%

Mid Cap Index
Units	281,999	283,102	276,638	270,576	265,916
Unit value	$11.18-$19.81	$8.88-$15.74	$6.49-$11.51	$15.37-$18.07	$14.28-$16.79
Net assets	$5,094,709	$4,128,071	$2,960,741	$4,550,573	$4,173,706
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.05%	1.94%	1.43%	0.95%	0.92%
Total return (c)	25.91%	36.69%	(35.06)-(36.29)%	7.62%	9.81%

Partner Worldwide Allocation
Units	122,208	84,205	43,068
Unit value	$9.10	$8.02	$6.09
Net assets	$1,111,733	$675,298	$262,315
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%
Investment income ratio (b)	1.55%	2.22%	1.31%
Total return (c)	13.43%	31.67%	(39.09)%

Partner International Stock
Units	875,804	875,123	875,070	905,928	895,510
Unit value	$8.30-$18.84	$7.63-$17.32	$6.11-$13.87	$17.67-$23.56	$15.98-$21.31
Net assets	$14,058,059	$13,124,030	$10,581,931	$18,700,547	$16,924,635
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.98%	2.40%	5.16%	1.33%	1.36%
Total return (c)	8.78%	24.80%	(38.89)-(41.10)%	10.57%	21.50%

THRIVENT VARIABLE LIFE ACCOUNT I

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2010	2009	2008	2007	2006
Partner Socially Responsible Stock
Units	4,365	2,545	912
Unit value	$10.43	$8.82	$6.50
Net assets	$45,544	$22,457	$5,931
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%
Investment income ratio (b)	0.13%	0.78%	0.29%
Total return (c)	18.31%	35.65%	(34.98)%

Partner All Cap Growth
Units	129,434	104,441	9,852
Unit value	$10.07	$8.03	$5.34
Net assets	$1,302,876	$838,822	$52,640
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	0.00%	0.79%
Total return (c)	25.33%	50.32%	(46.57)%

Partner All Cap Value
Units	48,566	36,801	5,352
Unit value	$9.36	$7.88	$5.58
Net assets	$454,695	$289,882	$29,853
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	1.53%	2.42%
Total return (c)	18.86%	41.20%	(44.21)%

Partner All Cap
Units	112,541	115,363	113,430	82,161	71,099
Unit value	$9.26-$19.47	$7.96-$16.74	$6.19-$13.03	$18.69-$22.81	$15.53-$18.95
Net assets	$1,808,968	$1,600,168	$1,254,702	$1,646,249	$1,185,722
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.71%	1.36%	0.00%	0.43%	0.40%
Total return (c)	16.34%	28.48%	(38.07)-(42.91)%	20.37%	15.45%

Large Cap Growth II
Units	41,089	38,963	38,898	40,273	41,912
Unit value	$9.46-$14.91	$8.73-$13.76	$6.25-$9.85	$14.32-$16.95	$12.30-$14.55
Net assets	$530,179	$467,696	$339,564	$607,657	$555,016
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.30%	0.61%	0.66%	0.63%	0.54%
Total return (c)	8.35%	39.78%	(37.53)-(41.92)%	16.47%	6.78%

THRIVENT VARIABLE LIFE ACCOUNT I

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2010	2009	2008	2007	2006
Large Cap Growth
Units	637,239	655,545	654,418	641,657	584,238
Unit value	$9.77-$16.56	$8.82-$14.95	$6.24-$10.57	$14.36-$18.23	$12.30-$15.62
Net assets	$8,934,572	$8,316,947	$5,878,840	$10,001,961	$7,853,064
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.61%	0.79%	1.25%	1.11%	0.47%
Total return (c)	10.73%	41.40%	(37.63)-(42.00)%	16.75%	6.73%

Partner Growth Stock
Units	158,633	135,191	141,276	137,168	122,498
Unit value	$10.31-$18.10	$8.84-$15.52	$6.17-$10.84	$14.46-$18.73	$13.23-$17.14
Net assets	$2,263,614	$1,727,432	$1,270,802	$2,144,063	$1,758,348
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.02%	0.31%	0.82%	0.50%	0.19%
Total return (c)	16.62%	43.17%	(38.27)-(42.13)%	9.27%	13.17%

Large Cap Value
Units	429,172	424,079	409,831	421,457	404,170
Unit value	$9.26-$17.14	$8.22-$15.22	$6.79-$12.57	$15.18-$19.14	$14.50-$18.28
Net assets	$6,197,359	$5,488,566	$4,403,195	$6,907,395	$6,382,909
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.41%	1.94%	3.81%	1.18%	1.06%
Total return (c)	12.61%	21.11%	(32.10)-(34.33)%	4.69%	18.73%

Large Cap Stock
Units	1,148,637	1,169,231	1,164,546	1,181,635	1,213,674
Unit value	$9.29-$12.12	$8.39-$10.94	$6.57-$8.57	$11.83-$13.76	$11.00-$12.79
Net assets	$12,539,799	$11,513,397	$8,953,578	$14,586,619	$13,894,948
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.77%	1.01%	3.18%	1.11%	0.73%
Total return (c)	10.82%	27.59%	(34.27)-(37.68)%	7.57%	11.95%

Large Cap Index
Units	1,873,862	1,937,188	2,061,663	2,018,100	2,117,842
Unit value	$9.59-$13.73	$8.37-$11.98	$6.63-$9.49	$14.05-$15.09	$13.36-$14.35
Net assets	$25,403,739	$22,977,922	$19,340,493	$30,229,663	$30,179,496
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.89%	3.07%	2.35%	1.66%	1.58%
Total return (c)	14.63%	26.20%	(33.71)-(37.12)%	5.17%	15.36%

THRIVENT VARIABLE LIFE ACCOUNT I

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2010	2009	2008	2007	2006
Equity Income Plus
Units	20,682	4,960	1,538
Unit value	$9.55	$8.22	$7.04
Net assets	$197,502	$40,743	$10,826
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%
Investment income ratio (b)	2.17%	2.75%	5.35%
Total return (c)	16.23%	16.68%	(29.58)%

Balanced
Units	519,371	557,680	574,722	590,295	637,324
Unit value	$10.52-$16.67	$9.29-$14.71	$7.63-$12.08	$13.20-$16.34	$12.51-$15.50
Net assets	$8,269,221	$7,858,371	$6,658,235	$9,281,624	$9,551,250
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.59%	4.40%	3.81%	3.04%	2.76%
Total return (c)	13.29%	21.76%	(23.70)-(26.06)%	5.47%	11.41%

High Yield
Units	174,651	155,458	152,162	158,561	150,344
Unit value	$12.79-$22.81	$11.16-$19.91	$7.78-$13.88	$12.98-$17.58	$12.64-$17.11
Net assets	$3,143,416	$2,477,043	$1,689,091	$2,227,257	$2,071,728
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	8.17%	9.09%	9.02%	8.06%	7.97%
Total return (c)	14.57%	43.49%	(22.20)-(21.06)%	2.75%	10.29%

Diversified Income Plus
Units	185,890	170,647	165,155	171,281	162,266
Unit value	$11.81-$17.18	$10.19-$14.83	$7.66-$11.14	$12.65-$14.52	$12.78-$14.66
Net assets	$2,968,817	$2,389,294	$1,746,723	$2,359,065	$2,282,815
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	4.86%	7.95%	6.73%	1.87%	3.73%
Total return (c)	15.85%	33.06%	(23.40)-(23.24)%	(0.98)%	14.19%

Partner Socially Responsible Bond
Units	6,795	1,716	84
Unit value	$12.32	$11.40	$10.27
Net assets	$83,681	$19,546	$867
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%
Investment income ratio (b)	3.11%	3.22%	2.67%
Total return (c)	8.05%	10.99%	2.68%

THRIVENT VARIABLE LIFE ACCOUNT I

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2010	2009	2008	2007	2006
Income
Units	210,375	207,637	218,079	225,362	198,486
Unit value	$12.04-$15.77	$10.79-$14.14	$8.90-$11.66	$11.72-$13.07	$11.29-$12.60
Net assets	$3,050,495	$2,713,284	$2,350,312	$2,722,562	$2,323,007
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	5.03%	5.75%	5.73%	5.28%	5.19%
Total return (c)	11.55%	21.29%	(11.03)-(10.84)%	3.80%	5.41%

Bond Index
Units	252,489	249,559	261,571	267,400	256,644
Unit value	$11.67-$19.74	$10.68-$18.07	$9.85-$16.66	$11.67-$16.80	$11.04-$15.90
Net assets	$4,249,243	$3,912,680	$3,795,861	$3,942,066	$3,630,522
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	3.12%	3.98%	4.87%	4.87%	4.71%
Total return (c)	9.24%	8.47%	(1.51)-(0.82)%	5.69%	4.02%

Limited Maturity Bond
Units	291,311	289,135	288,522	314,284	275,285
Unit value	$11.27-$13.41	$10.70-$12.74	$9.39-$11.17	$11.30-$11.94	$10.86-$11.48
Net assets	$3,741,722	$3,540,542	$3,094,756	$3,600,906	$3,039,937
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	3.24%	4.14%	4.56%	4.73%	4.44%
Total return (c)	5.25%	14.04%	(6.15) -(6.46)%	4.00%	4.55%

Mortgage Securities
Units	52,888	50,417	56,938	62,032	60,251
Unit value	$11.97-$14.32	$10.68-$12.77	$9.45-$11.30	$11.68-$11.89	$11.11-$11.31
Net assets	$747,410	$636,931	$636,514	$729,640	$674,654
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	3.43%	3.56%	4.53%	4.98%	4.97%
Total return (c)	12.09%	13.02%	(5.50)-(4.96)%	5.12%	4.70%

Money Market
Units	2,159,501	2,192,223	2,550,168	2,255,670	2,245,013
Unit value	$1.02-$1.19	$1.02-$1.19	$1.02-$1.19	$1.15	$1.09
Net assets	$2,542,320	$2,585,435	$3,000,734	$2,587,184	$2,448,177
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	0.43%	2.89%	5.05%	4.75%
Total return (c)	0.00%	0.43%	1.67-2.96%	5.17%	4.83%

(a)	These amounts only include items that flow through operations. All other charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

THRIVENT VARIABLE LIFE ACCOUNT I

Notes to Financial Statements, continued

(6) Unit Values, continued

(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated for each period or from the inception date through the end of the reporting period.

(7) Unit Fair Value

Unit value information and financial ratios for each subaccount are as follows:

Year Ended December 31, 2010	Units	Unit Value	Assets in Accumulation Period
Thrivent Flexible Premium Variable Life Insurance — 2008
Aggressive Allocation	489,570	10.12	4,955,082
Moderately Aggressive Allocation	1,017,890	10.34	10,525,718
Moderate Allocation	439,217	10.68	4,690,042
Moderately Conservative Allocation	31,477	11.00	346,157
Partner Technology	2,272	11.39	25,869
Partner Healthcare	3,899	12.32	48,039
Partner Natural Resources	9,903	9.58	94,890
Partner Emerging Markets	10,136	12.55	127,209
Real Estate Securities	9,054	9.57	86,680
Partner Utilities	3,319	8.42	27,931
Partner Small Cap Growth	9,754	11.16	108,857
Partner Small Cap Value	11,979	11.53	138,067
Small Cap Stock	3,727	10.23	38,111
Small Cap Index	11,682	11.31	132,095
Mid Cap Growth II	209	11.78	2,456
Mid Cap Growth	30,366	12.28	372,856
Partner Mid Cap Value	9,845	10.87	106,969
Mid Cap Stock	3,448	11.09	38,237
Mid Cap Index	11,224	11.18	125,448
Partner Worldwide Allocation	29,424	9.10	267,668
Partner International Stock	22,017	8.30	182,648
Partner Socially Responsible Stock	2,299	10.43	23,993
Partner All Cap Growth	5,115	10.07	51,484
Partner All Cap Value	3,299	9.36	30,888
Partner All Cap	11,017	9.26	101,985
Large Cap Growth II	1,185	9.46	11,215
Large Cap Growth	5,241	9.77	51,181
Partner Growth Stock	19,672	10.31	202,770
Large Cap Value	14,199	9.26	131,493

THRIVENT VARIABLE LIFE ACCOUNT I

Notes to Financial Statements, continued

(7) Unit Fair Value, continued

Year Ended December 31, 2010	Units	Unit Value	Assets in Accumulation Period
Large Cap Stock	4,015	9.29	37,314
Large Cap Index	17,544	9.59	168,244
Equity Income Plus	9,930	9.55	94,823
Balanced	198	10.52	2,089
High Yield	11,042	12.79	141,232
Diversified Income Plus	4,513	11.81	53,290
Partner Socially Responsible Bond	764	12.32	9,408
Income	3,620	12.04	43,584
Bond Index	4,302	11.67	50,211
Limited Maturity Bond	7,642	11.27	86,092
Mortgage Securities	413	11.97	4,949
Money Market	110,605	1.02	112,942

			23,850,217
Thrivent Flexible Premium Variable Life Insurance — 2003
Aggressive Allocation	2,399,324	13.72	32,909,068
Moderately Aggressive Allocation	4,639,796	13.64	63,279,888
Moderate Allocation	1,809,096	13.65	24,696,262
Moderately Conservative Allocation	307,339	13.46	4,133,167
Partner Technology	94,080	12.62	1,186,934
Partner Healthcare	16,025	12.32	197,416
Partner Natural Resources	38,205	9.58	366,093
Partner Emerging Markets	32,801	12.55	411,649
Real Estate Securities	122,560	17.66	2,164,789
Partner Utilities	9,560	8.42	80,453
Partner Small Cap Growth	78,649	13.94	1,096,281
Partner Small Cap Value	131,075	18.08	2,370,321
Small Cap Stock	181,867	14.82	2,695,922
Small Cap Index	122,436	16.26	1,990,904
Mid Cap Growth II	20,278	18.45	374,074
Mid Cap Growth	209,789	18.52	3,884,993
Partner Mid Cap Value	32,193	14.77	475,557
Mid Cap Stock	168,138	16.93	2,845,767
Mid Cap Index	133,561	16.85	2,250,626
Partner Worldwide Allocation	56,042	9.10	509,809
Partner International Stock	468,428	14.12	6,616,551
Partner Socially Responsible Stock	1,288	10.43	13,435
Partner All Cap Growth	120,378	10.07	1,211,717
Partner All Cap Value	41,216	9.36	385,878
Partner All Cap	76,624	15.95	1,222,155
Large Cap Growth II	32,900	12.60	414,517
Large Cap Growth	449,172	13.04	5,856,254
Partner Growth Stock	109,998	13.97	1,536,587
Large Cap Value	295,465	13.60	4,017,258
Large Cap Stock	336,303	12.12	4,077,306

THRIVENT VARIABLE LIFE ACCOUNT I

Notes to Financial Statements, continued

(7) Unit Fair Value, continued

Year Ended December 31, 2010	Units	Unit Value	Assets in Accumulation Period
Large Cap Index	263,951	12.78	3,373,763
Equity Income Plus	8,696	9.55	83,046
Balanced	120,839	13.46	1,626,630
High Yield	122,429	16.85	2,062,835
Diversified Income Plus	90,776	14.97	1,359,270
Partner Socially Responsible Bond	4,186	12.32	51,548
Income	155,862	14.14	2,204,195
Bond Index	116,287	13.72	1,594,992
Limited Maturity Bond	203,578	12.68	2,581,917
Mortgage Securities	34,037	14.06	478,481
Money Market	1,487,611	1.18	1,761,302

			190,449,610
AAL Variable Universal Life — 1997
Aggressive Allocation	610,997	13.72	8,380,722
Moderately Aggressive Allocation	985,893	13.64	13,446,447
Moderate Allocation	667,963	13.65	9,117,084
Moderately Conservative Allocation	113,363	13.46	1,526,107
Partner Technology	215,745	9.18	1,981,201
Partner Healthcare	6,269	12.32	77,231
Partner Natural Resources	21,095	9.58	202,149
Partner Emerging Markets	21,004	12.55	263,595
Real Estate Securities	39,174	22.97	899,565
Partner Utilities	5,032	8.42	42,350
Partner Small Cap Growth	27,261	20.72	564,851
Partner Small Cap Value	40,893	25.60	1,046,783
Small Cap Stock	227,569	18.09	4,116,129
Small Cap Index	590,099	23.03	13,587,620
Mid Cap Growth II	13,588	25.15	341,682
Mid Cap Growth	71,129	25.13	1,787,229
Partner Mid Cap Value	6,330	14.77	93,517
Mid Cap Stock	240,390	17.07	4,104,930
Mid Cap Index	137,214	19.81	2,718,635
Partner Worldwide Allocation	36,742	9.10	334,256
Partner International Stock	385,359	18.84	7,258,860
Partner Socially Responsible Stock	778	10.43	8,116
Partner All Cap Growth	3,941	10.07	39,675
Partner All Cap Value	4,051	9.36	37,929
Partner All Cap	24,900	19.47	484,828
Large Cap Growth II	7,004	14.91	104,447
Large Cap Growth	182,826	16.56	3,027,137
Partner Growth Stock	28,963	18.10	524,257
Large Cap Value	119,508	17.14	2,048,608
Large Cap Stock	808,319	10.42	8,425,179
Large Cap Index	1,592,367	13.73	21,861,732

THRIVENT VARIABLE LIFE ACCOUNT I

Notes to Financial Statements, continued

(7) Unit Fair Value, continued

Year Ended December 31, 2010	Units	Unit Value	Assets in Accumulation Period
Equity Income Plus	2,056	9.55	19,633
Balanced	398,334	16.67	6,640,502
High Yield	41,180	22.81	939,349
Diversified Income Plus	90,601	17.18	1,556,257
Partner Socially Responsible Bond	1,845	12.32	22,725
Income	50,893	15.77	802,716
Bond Index	131,900	19.74	2,604,040
Limited Maturity Bond	80,091	13.41	1,073,713
Mortgage Securities	18,438	14.32	263,980
Money Market	561,285	1.19	668,076

			123,043,842

PART C. OTHER INFORMATION

Item 26.	Exhibits

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.

Exhibit Number	Name of Exhibit	Incorporated by Reference	Filed Herewith
(a)(i)	Resolution of the Board of Directors of the Depositor authorizing the establishment of the Registrant	Initial Filing dated July 10, 1997,[1] Accession No. 0001039305-97-000006

(a)(ii)	Resolution of the Board of Directors of the Depositor authorizing the name change of the Registrant to Thrivent Variable Life Account I	Post Effective Amendment #8 dated August 29, 2002,[1] Accession No. 0001039305-02-000014

(b)	Custodian Agreement	N/A

(c)(i)	Specimen of Distribution Agreement with Registered Representatives		X

(c)(ii)	Principal Underwriting Agreement	Post-Effective Amendment #3 dated April 20, 2006,[2] Accession No. 0001193125-06-084120

(d)(i)	Specimen Flexible Premium Variable Life Insurance Contracts	Pre-Effective Amendment #1 dated December 15, 2003,[2] Accession No. 0001039305-03-000022

(d)(ii)	Contract Riders and Endorsements	Initial Filing dated February 26, 2003,[2] Accession No. 0001039305-03-000003

(d)(iii)	Amendatory Agreement	Post-Effective Amendment #6 dated April 20, 2009,[2] Accession No. 0001193125-09-082704

(d)(iv)	Amendatory Agreement		X

(e)	Application Form		X

(f)	Articles of Incorporation of Depositor and Bylaws of Depositor	Post-Effective Amendment #7 dated April 19, 2010,[2] Accession No. 0001193125-10-086249

(g)(i)	Contract Reinsurance	Reinsurance Agreement with General & Cologne Life Re	X

(g)(ii)		Reinsurance Agreement with LB and The Minnesota Mutual Life Insurance Company (RGA)	X

(g)(iii)		Reinsurance Agreement with RGA Reinsurance Company and Thrivent Financial For Lutherans	X

(g)(iv)		Reinsurance Agreement with Transamerica Financial Life Insurance Company and Thrivent Financial	X

(g)(v)		Reinsurance Agreement with Swiss Re Life & Health America Inc. #0849201	X

(g)(vi)		Reinsurance Agreement with Swiss Re Life & Health America Inc. #194119US-07	X

(g)(vii)		Reinsurance Agreement with Swiss Re Life & Health America Inc. 197231US-09	X

(g)(viii)		Coinsurance Agreement with Allianz Life Insurance Company of North America and Thrivent Financial for Lutherans

(h)	Participation Agreement between Depositor and Thrivent Series Fund, Inc. Dated December 15, 2003	Post-Effective Amendment #1 dated April 19, 2004,[2] Accession No. 00011193125-04-064690

(i)	Administrative Contracts	N/A

(j)	Other Material Contracts	N/A

Exhibit Number	Name of Exhibit	Incorporated by Reference	Filed Herewith
(k)	Opinion & Consent of Counsel		X

(l)	Actuarial Opinion and Consent	N/A

(m)	Calculation	N/A

(n)	Consent of Independent Registered Public Accounting Firm - Ernst & Young LLP		X

(o)	Omitted Financial Statements	N/A

(p)	Initial Capital Agreements	N/A

(q)	Redeemability Exemption	Post-Effective Amendment #6 dated April 20, 2009,[2] Accession No. 0001193125-09-082704

(r)(i)	Powers of Attorney – Dr. Addie J. Butler, F. Mark Kuhlmann, Richard C. Lundell, Paul W. Middeke, Frank H. Moeller, Alice M. Richter, James H. Scott, Dr. Kurt M. Senske, Dr. Albert K. Siu, Allan R. Spies, and Adrian M. Tocklin	Post-Effective Amendment #15 dated April 22, 2008,[1] Accession No. 0001193125-08-086676

(ii)	Frederick G. Kraegel	Post-Effective Amendment #6 dated April 20, 2009,[2] Accession No. 0001193125-09-082704

(iii)	Bonnie E. Raquet and Bradford L. Hewitt	Post-Effective Amendment #7 dated April 19, 2010,[2] Accession No. 0001193125-10-086249

[1]	Incorporated by reference from the specified filing for the Thrivent Variable Life Account I, File No. 333-31011.
[2]	Incorporated by reference from the specified filing for the Thrivent Variable Life Account I, File No. 333-103454.

Item 27.	Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable insurance operations, other officers of Depositor, are listed below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Depositor
Dr. Kurt M. Senske Lutheran Social Services 8305 Cross Park Drive Austin, Texas 78714-5154	Chairman of the Board of Directors

F. Mark Kuhlmann SSE Inc. 77 West Port Plaza, Suite 500 St. Louis, Missouri 63146	Vice Chairman of the Board of Directors

Dr. Addie J. Butler 5417 Laurens Street Philadelphia, Pennsylvania 19144	Director

Name and Principal Business Address	Positions and Offices with Depositor
Frederick G. Kraegel 1225 Hyde Lane Henrico, Virginia 23229	Director

Richard C. Lundell 9993 East Purdue Scottsdale, Arizona 85258	Director

Paul W. Middeke 55 Forest Valley Court St. Charles, Missouri 63301	Director

Frank H. Moeller 9543 Big View Drive Austin, Texas 78730	Director

Bonnie E. Raquet 2954 Pelican Point Circle Mound, Minnesota 55365	Director

Alice M. Richter 2774 Wilds Lane NW Prior Lake, Minnesota 55372	Director

James H. Scott 2853 Tansey Lane Chester Springs, Pennsylvania 19425	Director

Name and Principal Business Address	Positions and Offices with Depositor

Dr. Albert K. Siu Parexel 195 West Street Waltham, Massachusetts 02451	Director

Allan R. Spies 9305 E Harvard Avenue Denver, Colorado 80231	Director

Adrian M. Tocklin 4961 Bacopa Lane South, #801 St. Petersburg, Florida 33715	Director

Bradford L. Hewitt	President and Chief Executive Officer, Director

Pamela J. Moret	Senior Vice President, Strategic Development

James A. Thomsen	Senior Vice President, Member Services

Randall L. Boushek	Senior Vice President and Chief Financial Officer

Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary

Jennifer H. Martin, Ph.D.	Senior Vice President, Human Resources

Marie A. Uhrich	Senior Vice President, Communications

Name and Principal Business Address	Positions and Offices with Depositor
Russell W. Swansen	Senior Vice President and Chief Investment Officer

Holly J. Morris, Ph.D.	Senior Vice President and Chief Information Officer

James M. Odland	Vice President and Rule 38(a)-1 Chief Compliance Officer

Paul B. Zastrow	Vice President and Treasurer

Item 28.	Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor, established by the Board of Directors of the Depositor (then Aid Association for Lutherans) in 1997, pursuant to the laws of the State of Wisconsin. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly owned direct and indirect subsidiary to Thrivent Financial, Financial statements of Thrivent Financial will be presented on a consolidated basis.

Thrivent Financial Entities	Primary Business	State of Incorporation

Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin

Thrivent Financial Holdings, Inc.	Holding company with no independent operations	Delaware

Thrivent Financial Bank	Federally chartered bank	Federal Charter

Thrivent Investment Management Inc.	Broker-dealer and investment adviser	Delaware

Thrivent Asset Management, LLC[1]	Investment adviser	Delaware

North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin

Thrivent Service Organization, Inc.	Organized for the purpose of owning bank account withdrawal authorizations	Wisconsin

Thrivent Financial Investor Services Inc.	Transfer agent	Pennsylvania

Thrivent Property & Casualty Insurance Agency, Inc.	Auto and homeowners insurance company	Minnesota

Thrivent Insurance Agency Inc.	Licensed life and health agency	Minnesota

Thrivent Financial Lifelong Resources Inc.	Not formally engaged in business	Minnesota

Thrivent Life Insurance Company	Life insurance company	Minnesota

White Rose GP I, LLC[2]	General partner	Delaware

White Rose Fund I Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

White Rose Fund I Equity Direct, L.P.[3]	Private equity fund	Delaware

White Rose Fund I Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP II, LLC[2]	General partner	Delaware

Thrivent White Rose Fund II Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund II Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund II Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP III, LLC[2]	General partner	Delaware

Thrivent White Rose Fund III Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund III Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund III Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP IV, LLC[2]	General partner	Delaware

Thrivent White Rose Fund IV Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund IV Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund IV Fund of Funds, L.P.[3]	Private equity fund	Delaware

SNI Holdco Inc.[4]	Holding company with no independent operations	Delaware

SNI Companies[5]	Professional staffing company	Delaware

Gold Ring Holdings, LLC	Investment subsidiary	Delaware

[1]

Thrivent Asset Management, LLC (“TAM”) is a subsidiary of both Thrivent Investment Management Inc. (“TIMI”) and Thrivent Life Insurance Company (“TLIC”), both of which are wholly owned subsidiaries of Thrivent Financial. TIMI and TLIC own respectively 60% and 40% of TAM’s membership interests.

[2]	Thrivent Financial owns a majority interest in the limited liability company.
[3]	The Fund is organized for the purpose of holding investments in Thrivent Financial’s general account.
[4]	Majority-owned subsidiary of Thrivent Financial.
[5]	Wholly owned subsidiary of SNI Holdco Inc.

The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial and Thrivent Life Insurance Company in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

1.	Thrivent Variable Life Account I

2.	Thrivent Variable Insurance Account A

3.	Thrivent Variable Annuity Account I

4.	Thrivent Variable Annuity Account II

5.	Thrivent Variable Annuity Account A

6.	Thrivent Variable Annuity Account B

7.	TLIC Variable Insurance Account A

8.	TLIC Variable Insurance Account B

9.	TLIC Variable Annuity Account A

Item 29.	Indemnification

Section 33 of Depositor’s Bylaws; Article VIII of the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Fund, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Thrivent Investment Management Inc. contains a provision in which the Fund and Thrivent Investment Management Inc. mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

a) Other activity. Thrivent Investment Management Inc. is the principal underwriter of the contracts.

b) Management. The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal Business Address	Positions and Offices with Underwriter
James A. Thomsen	Director and President

Karen L. Larson	Director and Vice President

Randall L. Bouschek	Director

Nikki L. Sorum	Vice President

Andrea C. Golis	Chief Compliance Officer

Kathleen M. Koelling 4321 North Ballard Road Appleton, Wisconsin 54919	Privacy Officer and Anti-Money Laundering Officer

Kurt S. Tureson	Director of Affiliate Financial Management Corporate Accounting, Chief Financial Officer and Treasurer

Name and Principal Business Address	Positions and Offices with Underwriter
Michael J. Fuehrmeyer 7197 Golfview Court Yorkville, IL 60560	Vice President

Michael J. Haglin	Vice President

Rhonda R. Fenner 4321 North Ballard Road Appleton, WI 54919	Vice President

Knut A. Olson	Vice President

Timothy P. Schmidt 701 Xenia Ave. S. Suite 550 Golden Valley, Minnesota 55416-1078	Vice President

Eric W. Verseman	Vice President

David J. Kloster	Assistant Vice President

Eric J. Grinde	Assistant Vice President

Jennifer J. Pope 4321 North Ballard Road Appleton, Wisconsin 54919	Assistant Vice President

Ryan O. Hill	Assistant Vice President

Cynthia J. Nigbur	Assistant Secretary

c) Not Applicable.

Item 31.	Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota, 55415 and 4321 North Ballard Road, Appleton, Wisconsin, 54919.

Item 32.	Management Services

Not Applicable.

Item 33.	Fee Representation

Depositor represents that as to the flexible premium variable life contracts that are the subject of this registration statement File No. 333-103454, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on this 18th day of April, 2011.

By:	Thrivent Variable Life Account I
(Registrant)

By:	Thrivent Financial for Lutherans
(Depositor)

/s/ Bradford L. Hewitt
Bradford L. Hewitt
President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933 this amended Registration Statement has been signed below by the following persons in the capacities indicated on the 18th day of April, 2011.

/s/ Bradford L. Hewitt	President, Chief Executive Officer and Director
Bradford L. Hewitt	(Principal Executive Officer)

/s/ Randall L. Boushek	Senior Vice President and Chief Financial Officer
Randall L. Boushek	(Principal Financial Officer)

/s/ Paul B. Zastrow	Vice President and Treasurer
Paul B. Zastrow	(Principal Accounting Officer)

A majority of the Board of Directors:*

Dr. Addie J. Butler	Frank H. Moeller	Dr. Albert K. Siu
Frederick G. Kraegel	Bonnie E. Raquet	Allan R. Spies
F. Mark Kuhlmann	Alice M. Richter	Adrian M. Tocklin
Richard C. Lundell	James H. Scott
Paul W. Middeke	Dr. Kurt M. Senske

*	James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ James M. Odland	April 18, 2011
James M. Odland Attorney-in-Fact

INDEX TO EXHIBITS

The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 26 of Part C for exhibits not listed below.

Exhibit Number	Name of Exhibit

(c)(i)	Speciment of Distribution Agreement with Registered Representatives

d(iv)	Amendatory Agreement

e	Application Form

(g)(i)	Reinsurance Agreement with General & Cologne Life Re

(g)(ii)	Reinsurance Agreement with LB and The Minnesota Mutual Life Insurance Company (RGA)

(g)(iii)	Reinsurance Agreement with RGA Reinsurance Company and Thrivent Financial For Lutherans

(g)(iv)	Reinsurance Agreement with Transamerica Financial Life Insurance Company and Thrivent Financial

(g)(v)	Reinsurance Agreement with Swiss Re Life & Health America Inc. #0849201

(g)(vi)	Reinsurance Agreement with Swiss Re Life & Health America Inc. #194119US-07

(g)(vii)	Reinsurance Agreement with Swiss Re Life & Health America Inc. 197231US-09

(g)(viii)	Coinsurance Agreement with Allianz Life Insurance Company of North America and Thrivent Financial for Lutherans

k	Opinion & Consent of Counsel

n	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP